UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-22027

FundVantage Trust
(Exact name of registrant as specified in charter)

301 Bellevue Parkway
Wilmington, DE 19809
(Address of principal executive offices) (Zip code)

Joel L. Weiss
BNY Mellon Investment Servicing (US) Inc.
103 Bellevue Parkway
Wilmington, DE 19809
(Name and address of agent for service)

Registrant’s telephone number, including area code:  302-791-1851

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2015

EXPLANATORY NOTE: This filing covers the Gotham Absolute Return Fund, the Gotham Absolute 500 Fund, the Gotham Enhanced Return Fund, the Gotham Enhanced 500 Fund, the Gotham Index Plus Fund, the Gotham Neutral Fund and the Gotham Total Return Fund, each of which has declared September 30 as its fiscal year end.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GOTHAM FUNDS

of

FundVantage Trust

Gotham Absolute Return Fund

Gotham Absolute 500 Fund

Gotham Enhanced Return Fund

Gotham Enhanced 500 Fund

Gotham Index Plus Fund

Gotham Neutral Fund

Gotham Total Return Fund

Institutional Class Shares

ANNUAL REPORT

September 30, 2015

This report is submitted for the general information of the shareholders of the Gotham Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Gotham Funds.

Annual Investment Adviser’s Report

September 30, 2015

(Unaudited)

Dear Shareholder,

Gotham offers seven value focused mutual funds. Gotham Absolute Return Fund (GARIX) currently targets a net long equity exposure between 50%-60% by being approximately 120% long by 60% short. Gotham Enhanced Return Fund (GENIX) currently targets a 100% net long equity exposure by being approximately 170% long by 70% short. Gotham Neutral Fund (GONIX) seeks minimal correlation to the general stock market. Gotham Absolute 500 Fund (GFIVX) currently targets a net long equity exposure between 40%-70% by being approximately 142.5% long by 82.5% short. Gotham Enhanced 500 Fund (GENFX) currently targets a net long equity exposure of 100% by being approximately 185% long by 85% short. Two new funds, Gotham Index Plus Fund (GINDX) and Gotham Total Return Fund (GTRFX), were launched on March 31, 2015.

Gotham Index Plus (GINDX) combines investment in an ETF with our active stock picking to achieve 100% net long equity exposure by being approximately 190% long and 90% short. Generally, for a $100 investment in GINDX, we buy approximately $100 of an ETF that tracks a broad-based index of large-cap U.S. companies such as SPY (an ETF that seeks to track the S&P 500 Index). Next, we currently buy an additional $90 worth of stocks (primarily from the largest 500-700 U.S. companies) and sell short approximately $90 of stocks from the same universe. The ETF is intended to track the underlying index very closely with the aim of lowering the overall tracking error of the fund.

Gotham Total Return Fund (GTRFX) allocates across other Gotham mutual funds based on the Co-CIOs’ assessment of market conditions. We generally expect the net long term exposure via the underlying fund investments to be between 40% and 80%.

Each of these funds utilize Gotham’s long/short equity hedge fund strategies in a mutual fund structure. Our investment process begins with a research effort that seeks to value all of the companies in a fund’s respective investment universe. For GARIX, GENIX and GONIX we select long and short stock portfolios from a diverse capitalization universe of U.S. stocks. GFIVX, GENFX and GINDX select stocks primarily from the S&P 500. Our philosophy is simple. Although stock prices react to emotion over the short term, over the long term the market is very good at finding the fair value of stocks. Therefore, we believe that if we are good at valuing businesses (a share of stock represents a percentage ownership stake in a business), the market will agree with us...eventually.

For an individual stock, we believe the waiting period for the market to get it “right” is no more than 2 or 3 years in the vast majority of cases. For a group of stocks, we believe the average waiting period can often be much shorter. In other words, for us, there is a “true north” when it comes to the stock market. If we do a good job of analyzing and valuing companies, we believe the market will agree with us — even if it takes some time. This is crucial. No investment strategy, regardless of how good or logical, works all the time.

The important thing for us is to stick to our strategy even if it is not working over shorter time periods. We have well over 50 years of combined investment experience valuing and investing in publicly traded businesses. We know how to value businesses by using various measures of absolute and relative value. So, that’s how we invest. We buy companies that are at the biggest discount to our assessment of value and sell short those companies that are most expensive relative to our assessment of value. We do not plan to change this strategy or adopt other methodologies when short term stock prices do not reflect the values that we see.

Together with our investment team (led by Director of Equity Research, Adam Barth), we follow a systematic process of researching and valuing companies, investing in our long and short portfolios and adjusting positions daily to take advantage of changing stock prices and fundamental information. Our positions are not equally weighted. Generally, the cheaper a company appears to us, the larger allocation it receives on the long side. For the short side, the more expensive a company appears relative to our assessment of value, the larger short allocation it receives.

Annual Investment Adviser’s Report (Continued)

September 30, 2015

(Unaudited)

Our hope for all of our funds is to achieve attractive returns from our long selections and also add value from our long/short spread. The long/short spread (the “spread”) is defined as how much a strategy’s long portfolio outperformed a strategy’s short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio). We believe that our long/short spread returns will be largely uncorrelated with the market’s returns in many market environments. Since, in our opinion, most of our shorts are high priced, with many eating through cash or achieving poor returns on capital, we expect that our long/short spreads will be particularly robust during poor market periods. This, we hope, will significantly help our spreads and add to overall returns in down markets.

Performance

Performance for the annual period from October 1, 2014 – September 30, 2015 was difficult for the Gotham Funds, with all of the funds producing negative returns.1 In the all-cap strategies (GARIX, GENIX AND GONIX), the majority of underperformance was driven by our short portfolio. In our second quarter letter, dated July 28th, we said, “we are seeing extreme conditions” citing the following statistics:

•	This is the first time since the late 1990s that over 80% of IPOs are losing money.

•

Buying the top momentum stocks and shorting the bottom momentum stocks (from the Morgan Stanley momentum index) would have achieved positive 18% returns so far this year whereas buying the top value stocks and shorting the bottom value stocks (from the Morgan Stanley value index) would have lost 13%.[2]

•	Money flows into passive investments vs. active investments are running at levels of 8 to 1 or more.

•	Buying only those companies that lose money has earned investors anywhere from 20% to 50% over the last twelve months (July 2014 - 2015).[3]

Based on this, it was our view that these conditions were not sustainable. Sooner than we expected, in August, the market experienced its first correction in over four years. Correlations moved toward 1 and stock prices generally declined across the board with little dispersion between size, style or quality. However, these price movements did bode well for a change in market dynamics. In our September 1st letter titled “A Return to an Appreciation for Risk” we said:

•

“... we would expect that there will be a renewed appreciation for the companies in our long book which produce high cash flows relative to price and also generate attractive returns on capital in their businesses.”

•

“In contrast we would expect those companies we are shorting (“hope” stocks priced with little concern for risks) to struggle relative to the market and particularly relative to our much more reasonably priced long book, and finally that...

•	“...we are optimistic that the August volatility will help produce a particularly rewarding environment for our strategy over the coming year.”

In September, we started to see these expectations come to fruition. The market had not corrected in 4 years and had almost tripled in 6 years. During this time the perception was that market participants could take risk without paying for it. August showed that investors can lose money when buying speculative money losing companies or stocks that have unreasonably high prices. Our spreads were positive in September, with our short book contributing positively. We believe there is a strong opportunity for our spread going forward, in part due to the following:

Annual Investment Adviser’s Report (Continued)

September 30, 2015

(Unaudited)

•

As mentioned above for an individual stock selection, we believe the waiting period for the market to get it “right” is no more than 2 or 3 years in the vast majority of cases. For a portfolio of stocks, we believe the average waiting period can often be much shorter. Given the current valuations of our long and short books, we are optimistic about the coming year.

•

Long portfolio: The Russell 1000, a market cap weighted index, continues to outperform the Russell 1000 Equal Weight Index as the cheapest companies continue to be in the larger cap space. This is reflected in our long book which has a higher median market cap than our short book.

•	Short portfolio: Despite the market decline in the end of August and September, many companies continue to be extremely expensive, according to our valuations.

Current Market Valuations and Outlook

We believe the markets continue to be expensive. After price movements in October, the Russell 1000 is in the 26th percentile towards expensive relative to our valuation history over the last 25 years. From these valuation levels in the past, year-forward returns have averaged approximately 5-10%. The Russell 2000 is in the 10th percentile towards expensive, meaning it’s been cheaper 90% of the time, with year-forward returns averaging approximately 1-2%.4

When we buy stocks, we do not buy an index. We buy the cheapest stocks within the index and short the most expensive, based on our assessment of value. Therefore, given the large dichotomy between the Russell 1000 and Russell 2000, our bottoms-up valuation work continues to lead us to favor larger capitalization companies on the long side (cheaper) and smaller capitalization companies on the short side (more expensive). Based on current market valuations, we are optimistic about the opportunities over the coming year.

Thank you for your investment in the Gotham Funds.

Sincerely,

Joel Greenblatt and Robert Goldstein

Managing Principals & Co-Chief Investment Officers

Gotham Asset Management, LLC

(1)	For funds that incepted after October 1, 2014, the performance referenced is from the funds’ respective inception dates through September 30, 2015.

(2)

Source: Bloomberg; MSZZMOMO Index (Morgan Stanley US Momentum Custom Index representing an equal notional pair trade of going long the US Momentum Long and Short the US Momentum Short Index) and MSZZVAL Index (Morgan Stanley US Value Custom Index representing an equal notional pair trade of going long the US Value Long and Short the US Value Short). Performance of each of the indices reflects each side being rebalanced back to equal notional at the close of each trading day.

(3)

20% and 50% is based on the median and average return respectively of an equally weighted portfolio. Companies in this calculation lost money based on Gotham’s proprietary metrics and were selected from the investable universe of certain of Gotham’s mutual funds.

(4)	As of November 3, 2015.

Annual Investment Adviser’s Report (Concluded)

September 30, 2015

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2015 and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s proprietary assessment of value.

Of course, these views may change and do not guarantee the future performance of the Gotham Funds or the markets. This letter may contain certain information that constitutes “forwardlooking statements,” which can be identified by the use of forwardlooking terminology such as “may,” “expect,” “will,” “hope,” “target,” “believe,” and/or comparable terminology. No assurance, representation, or warranty is made by any person that any of Gotham aims, assumptions, expectations, views objectives, and/or goals will be achieved.

The Russell 1000 Index is a commonly followed equity index and is generally considered a barometer of the U.S. equity market. The Russell 2000 Index is a commonly followed equity index and is generally considered a barometer of the U.S. small to mid-capitalization market. Returns for the indices include the reinvestment of income. It is not possible to invest in the indices. The performance and volatility of the funds will be different than those of the indices.

Mutual fund investing involves risks, including possible loss of principal. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The funds will use leverage to make additional investments which could result in greater losses than if the funds were not leveraged.

An investor should consider the investment objectives, risks, charges and expenses of the funds carefully before investing. The prospectus contains this and other information about the funds. A copy of the prospectus is available on our website www.GothamFunds.com or by calling 877-974-6852. The prospectus should be read carefully before investing.

Gotham Funds, which are registered with the United States Securities and Exchange Commission pursuant to the Investment Company Act of 1940, are distributed by Foreside Funds Distributors LLC (“Foreside”). Gotham Asset Management, LLC is the investment advisor to the Funds and is not affiliated with Foreside.

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Absolute Return Fund Institutional Class Shares

vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2015

	Five Months*	1 Year	Since Inception
Institutional Class Shares	-7.83%	-6.90%	9.80%**
HFRX Equity Hedge Index	-6.33%	-2.95%	3.61%***

*    Not Annualized.

**  The Gotham Absolute Return Fund (the “Fund”) commenced operations on August 31, 2012.

*** Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual operating expenses, as stated in the current prospectus dated August 1, 2015, is 2.81% for Institutional Class Shares, of the Fund’s average daily net assets. This ratio may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. (HFRX) Equity Hedge Index. The Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to achieve long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Absolute 500 Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Absolute 500 Fund Institutional Class Shares

vs Hedge Fund Research Inc. (HFRX) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2015

	Five Months*	1 Year	Since Inception
Institutional Class Shares	-6.40%	-2.87%	0.12%**
HFRX Equity Hedge Index	-6.33%	-2.95%	-1.25%***

*	Not Annualized.

**	The Gotham Absolute 500 Fund (the “Fund”) commenced operations on July 31, 2014.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated August 1, 2015, are 5.92% and 4.13%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Hedge Fund Research Inc. (HFRX) Equity Hedge Index. The Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge strategies. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers

GOTHAM FUNDS

Gotham Absolute 500 Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. It is impossible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to achieve long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Enhanced Return Fund Institutional Class Shares

vs the Standard & Poors 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2015

	Five Months*	1 Year	Since Inception
Institutional Class Shares	-10.34%	-7.57%	9.84%**
S&P 500® Total Return Index	-7.07%	-0.61%	9.49%***

*	Not Annualized.

**	The Gotham Enhanced Return Fund (the “Fund”) commenced operations on May 31, 2013.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual operating expenses, as stated in the current prospectus dated August 1, 2015, is 3.23% for Institutional Class Shares, of the Fund’s average daily net assets. This ratio may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends. This index is unmanaged and investors cannot invest directly in this index.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks long-term capital appreciation. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Enhanced 500 Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Enhanced 500 Fund Institutional Class Shares

vs Standard & Poors 500® Total Return Index (“S&P 500® Total Return Index”)

Total Returns for the Period Ended September 30, 2015
	Since Inception*
Institutional Class Shares	-10.10	%**
S&P 500® Total Return Index	-5.29	%***

*	Not Annualized.

**	The Gotham Enhanced 500 Fund (the “Fund”) commenced operations on December 31, 2014.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2014, are 3.85% and 3.84%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions, do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. It’s returns reflect reinvested dividends. This index is unmanaged and investors cannot invest directly in this index.

GOTHAM FUNDS

Gotham Enhanced 500 Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks long-term capital appreciation. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Index Plus Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Index Plus Fund Institutional Class Shares

vs Standard & Poors 500® Total Return Index (“S&P 500® Total Return Index”)

Total Returns for the Period Ended September 30, 2015
	Since Inception*
Institutional Class Shares	-7.20	%**
S&P 500® Total Return Index	-6.18	%***

*	Not Annualized.

**	The Gotham Index Plus Fund (the “Fund”) commenced operations on March 31, 2015.

***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual operating expenses, as stated in the current prospectus dated April 1, 2015, is 3.23% for Institutional Class Shares, of the Fund’s average daily net assets. This ratio may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding any taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions, do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2019, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”). The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends. This index is unmanaged and investors cannot invest directly in this index.

GOTHAM FUNDS

Gotham Index Plus Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to outperform the S&P 500® Total Return Index over most annual periods. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund normally invests a substantial portion of its assets in exchange-traded funds (ETFs). Therefore the Fund’s shareholders will indirectly bear its proportionate share of fees and expenses of the ETFs in addition to the Fund’s own expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Comparison of Change in Value of $250,000 Investment in Gotham Neutral Fund Institutional Class Shares

vs BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Average Annual Total Returns for the Periods Ended September 30, 2015

	Five Months*	1 Year	Since Inception
Institutional Class Shares	-4.13%	-9.32%	1.18%**
BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index	0.02%	0.02%	0.04%***

*	Not Annualized.

** The Gotham Neutral Fund (the “Fund”) commenced operations on August 30, 2013.

*** Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated August 1, 2015, are 3.19% and 3.20%, respectively, for Institutional Class Shares, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. earlier terminationearlier termination The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below Expense Limitation.

The Fund intends to evaluate performance as compared to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. It is impossible to invest directly in an index.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to achieve long-term capital appreciation with minimal correlation to the general stock market. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Fund will also use leverage to make additional investments which could result in greater losses than if the fund were not leveraged. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Gotham Total Return Fund

Annual Report

Performance Data

September 30, 2015

(Unaudited)

Change in Value of $250,000 Investment in Gotham Total Return Fund Institutional Class Shares

Total Return for the Period Ended September 30, 2015
Since Inception*
Institutional Class Shares	-6.70	%**

*	Not Annualized.

**	The Gotham Total Return Fund (the “Fund”) commenced operations on March 31, 2015.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

The Fund’s Institutional Class shares applies a 1.00% fee to the value of shares redeemed within 90 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual operating expenses, as stated in the current prospectus dated June 1, 2015, is 3.71% for Institutional Class Shares, of the Fund’s average daily net assets. Prior to June 1, 2015, the Fund’s total annual operating expenses was 3.90% for Institutional Class Shares. This ratio may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions, do not exceed 0.17% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2019, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Prior to June 1, 2015, the Expense Limitation was 0.25%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

Mutual fund investing involves risks, including possible loss of principal. The Fund seeks to outperform top ranked university endowments over a full market cycle. The Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. The Fund may have a high turnover of its portfolio securities, resulting in higher brokerage costs, which reduce the Fund’s returns. High turnover also may result in net taxable gain to shareholders, although the Adviser generally seeks to minimize and offset short-term capital gains. The Fund is recently formed and has a limited history of operations. There can be no guarantee that the Fund will achieve its objectives.

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2015

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2015, and held for the entire period through September 30, 2015.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Gotham Funds - Institutional Class

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio*	Expenses Paid During Period*

Gotham Absolute Return Fund
Actual	$1,000.00	$ 916.30	2.92%	$14.05
Hypothetical (5% return before expenses)	1,000.00	1,010.40	2.92%	14.74

Gotham Absolute 500 Fund
Actual	$1,000.00	$ 946.90	4.11%	$20.04
Hypothetical (5% return before expenses)	1,000.00	1,004.48	4.11%	20.63

Gotham Enhanced Return Fund
Actual	$1,000.00	$ 883.80	3.41%	$16.10
Hypothetical (5% return before expenses)	1,000.00	1,007.97	3.41%	17.16

Gotham Enhanced 500 Fund
Actual	$1,000.00	$ 908.10	4.37%	$20.89
Hypothetical (5% return before expenses)	1,000.00	1,003.17	4.37%	21.93

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2015

(Unaudited)

	Gotham Funds - Institutional Class

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio*	Expenses Paid During Period*
Gotham Index Plus Fund
Actual	$1,000.00	$ 928.00	3.63%	$17.45
Hypothetical (5% return before expenses)	1,000.00	1,006.87	3.63%	18.26

Gotham Neutral Fund
Actual	$1,000.00	$ 953.20	3.35%	$16.40
Hypothetical (5% return before expenses)	1,000.00	1,008.27	3.35%	16.87

Gotham Total Return Fund
Actual	$1,000.00	$ 933.00	0.18%	$0.89
Hypothetical (5% return before expenses)	1,000.00	1,024.15	0.18%	0.93

*

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2015, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), (182) for the Gotham Index Plus Fund and the Gotham Total Return Fund, then divided by 365 to reflect the period. A Fund’s ending account value on the first line is based on the actual six month returns for the Institutional Class Shares of (8.37)% for the Gotham Absolute Return Fund, (5.31)% for the Gotham Absolute 500 Fund, (11.62)% for the Gotham Enhanced Return Fund, (9.19)% for the Gotham Enhanced 500 Fund, (7.20)% for the Index Plus Fund, (4.68)% for the Gotham Neutral Fund and (6.70)% for the Gotham Total Return Fund. These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 0.71% of average net assets for the Gotham Absolute Return Fund, 1.86% for Gotham Absolute 500 Fund, 1.23% for the Gotham Enhanced Return Fund, 2.15% for the Gotham Enhanced 500 Fund, 2.13% for the Gotham Index Plus Fund, 1.12% for the Gotham Neutral Fund and 0.00% for the Gotham Total Return Fund for the six-month period ended September 30, 2015. Hypothetical expenses are equal to the Institutional Class Share’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (183), then divided by 365 to reflect the period.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Absolute Return Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	17.3%	$445,121,883
Technology Hardware & Equipment	13.8	353,823,760
Retailing	11.9	304,355,586
Software & Services	11.2	286,363,926
Food, Beverage & Tobacco	8.6	221,299,792
Pharmaceuticals, Biotechnology & Life Sciences	7.1	182,976,623
Transportation	6.6	170,262,924
Health Care Equipment & Services	6.6	170,054,224
Consumer Services	6.5	165,636,538
Media	5.9	150,899,394
Commercial & Professional Services	5.8	148,715,946
Semiconductors & Semiconductor Equipment	5.3	135,234,385
Consumer Durables & Apparel	4.1	105,481,419
Food & Staples Retailing	3.5	89,059,016
Automobiles & Components	2.7	68,370,042
Telecommunications Services	2.4	61,412,075
Household & Personal Products	1.7	44,960,520

Portfolio holdings are subject to change at any time.

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Food & Staples Retailing	(0.5)%	$(11,520,073)
Household & Personal Products	(0.7)	(18,125,133)
Telecommunication Services	(1.1)	(27,197,445)
Media	(1.1)	(27,929,622)
Automobiles & Components	(1.5)	(39,346,542)
Food, Beverage & Tobacco	(1.9)	(49,850,233)
Transportation	(2.0)	(51,932,879)
Commercial & Professional Services	(2.4)	(61,074,948)
Semiconductors & Semiconductor Equipment	(3.1)	(78,235,502)
Pharmaceuticals, Biotechnology & Life Sciences	(3.2)	(83,246,022)
Consumer Services	(3.8)	(97,774,396)
Software & Services	(5.5)	(141,010,936)
Retailing	(5.8)	(147,804,821)
Health Care Equipment & Services	(6.1)	(156,261,245)
Consumer Durables & Apparel	(6.5)	(166,649,328)
Technology Hardware & Equipment	(6.5)	(167,155,692)
Capital Goods	(9.2)	(236,036,966)
Other Assets in Excess of Liabilities	39.9	1,023,222,001

NET ASSETS	100.0%	$2,566,098,271

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Absolute 500 Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	16.9%	$2,676,201
Technology Hardware & Equipment	14.4	2,274,034
Diversified Financials	13.7	2,170,249
Media	10.2	1,614,047
Retailing	9.3	1,464,622
Energy	8.6	1,360,307
Materials	7.7	1,222,540
Semiconductors & Semiconductor Equipment	7.2	1,140,452
Software & Services	7.2	1,133,161
Insurance	6.6	1,035,283
Banks	6.4	1,007,018
Health Care Equipment & Services	6.2	984,227
Pharmaceuticals, Biotechnology & Life Sciences	5.3	838,023
Transportation	5.2	823,596
Automobiles & Components	3.9	616,341
Food, Beverage & Tobacco	3.6	575,805
Food & Staples Retailing	2.7	423,465
Consumer Durables & Apparel	2.1	324,358
Telecommunication Services	1.7	261,402
Real Estate	1.5	242,205
Commercial & Professional Services	0.9	135,287
Consumer Services	0.7	102,410
Household & Personal Products	0.5	85,261

Portfolio holdings are subject to change at any time.

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Household & Personal Products	(0.1)%	$(10,364)
Technology Hardware & Equipment	(0.1)	(22,073)
Capital Goods	(0.3)	(46,366)
Banks	(0.4)	(67,811)
Media	(0.6)	(101,913)
Commercial & Professional Services	(1.0)	(165,201)
Transportation	(1.2)	(185,725)
Telecommunication Services	(1.3)	(210,517)
Insurance	(1.5)	(230,351)
Food & Staples Retailing	(1.6)	(247,500)
Diversified Financials	(2.0)	(316,773)
Semiconductors & Semiconductor Equipment	(2.1)	(328,989)
Consumer Services	(3.3)	(512,961)
Food, Beverage & Tobacco	(3.4)	(533,442)
Materials	(3.5)	(559,725)
Consumer Durables & Apparel	(4.3)	(681,059)
Health Care Equipment & Services	(4.4)	(689,804)
Utilities	(5.3)	(843,727)
Real Estate	(6.2)	(972,759)
Retailing	(6.6)	(1,042,255)
Pharmaceuticals, Biotechnology & Life Sciences	(7.2)	(1,135,390)
Software & Services	(9.3)	(1,473,641)
Energy	(16.4)	(2,591,281)
Other Assets in Excess of Liabilities	39.6	6,260,655

NET ASSETS	100.0%	$15,801,322

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Enhanced Return Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks
Capital Goods	24.8%	$279,645,417
Software & Services	18.6	209,055,944
Technology Hardware & Equipment	17.2	193,262,400
Retailing	17.0	191,059,347
Pharmaceuticals, Biotechnology & Life Sciences	11.9	134,539,824
Food, Beverage & Tobacco	11.9	133,814,189
Health Care Equipment & Services	9.6	108,670,735
Transportation	9.3	104,786,138
Consumer Services	8.1	91,581,959
Commercial & Professional Services	8.1	91,340,822
Media	7.6	85,222,994
Semiconductors & Semiconductor Equipment	7.5	84,846,248
Consumer Durables & Apparel	6.3	71,050,421
Automobiles & Components	5.2	58,461,181
Food & Staples Retailing	4.6	51,300,767
Telecommunication Services	3.4	37,987,261
Household & Personal Products	2.2	25,093,514
Materials	0.0	87,701

Portfolio holdings are subject to change at any time.

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks
Food & Staples Retailing	(0.6)%	$(6,864,668)
Household & Personal Products	(0.9)	(9,641,324)
Telecommunications Services	(1.2)	(13,025,365)
Media	(1.3)	(14,994,392)
Automobiles & Components	(1.7)	(19,001,235)
Food, Beverage & Tobacco	(2.2)	(24,595,040)
Commercial & Professional Services	(2.6)	(29,848,463)
Transportation	(2.9)	(32,695,878)
Pharmaceuticals, Biotechnology & Life Sciences	(3.5)	(38,894,272)
Semiconductors & Semiconductor Equipment	(3.7)	(42,022,926)
Consumer Services	(4.6)	(52,266,970)
Software & Services	(6.5)	(72,665,212)
Retailing	(7.3)	(82,535,056)
Health Care Equipment & Services	(7.5)	(84,944,123)
Consumer Durables & Apparel	(7.9)	(88,770,404)
Technology Hardware & Equipment	(8.3)	(92,995,168)
Capital Goods	(11.6)	(130,504,446)
Other Assets in Excess of Liabilities	1.0	10,722,465

NET ASSETS	100.0%	$1,126,264,385

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Enhanced 500 Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks
Capital Goods	21.8%	$1,320,775
Technology Hardware & Equipment	18.7	1,131,892
Diversified Financials	17.9	1,086,059
Media	12.8	774,456
Retailing	12.6	765,525
Energy	10.9	663,922
Software & Services	9.9	599,145
Materials	9.8	594,053
Semiconductors & Semiconductor Equipment	9.1	553,795
Banks	8.3	504,667
Health Care Equipment & Services	7.6	460,270
Insurance	7.5	453,687
Transportation	7.1	431,953
Pharmaceuticals, Biotechnology & Life Sciences	6.8	412,662
Food, Beverage & Tobacco	5.8	352,111
Automobiles & Components	5.2	317,278
Food & Staples Retailing	3.8	230,426
Consumer Durables & Apparel	2.6	158,707
Telecommunication Services	2.3	138,494
Real Estate	2.0	123,185
Commercial & Professional Services	1.3	78,463
Household & Personal Products	0.9	52,451
Consumer Services	0.8	51,274

Portfolio holdings are subject to change at any time.

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks
Household & Personal Products	(0.1)%	$(3,931)
Capital Goods	(0.2)	(14,840)
Media	(0.3)	(19,462)
Technology Hardware & Equipment	(0.4)	(22,777)
Banks	(0.4)	(26,794)
Commercial & Professional Services	(1.0)	(58,362)
Transportation	(1.0)	(61,878)
Food & Staples Retailing	(1.3)	(78,289)
Insurance	(1.4)	(82,753)
Telecommunication Services	(1.4)	(83,662)
Diversified Financials	(1.9)	(113,925)
Semiconductors & Semiconductor Equipment	(2.8)	(171,940)
Food, Beverage & Tobacco	(2.8)	(172,483)
Consumer Services	(3.1)	(188,786)
Materials	(3.3)	(203,381)
Health Care Equipment & Services	(4.4)	(264,494)
Consumer Durables & Apparel	(5.2)	(315,262)
Utilities	(6.3)	(384,476)
Retailing	(7.0)	(424,383)
Pharmaceuticals, Biotechnology & Life Sciences	(7.2)	(436,178)
Real Estate	(7.6)	(459,526)
Software & Services	(9.1)	(551,396)
Energy	(17.5)	(1,064,369)
Other Assets in Excess of Liabilities	0.2	14,777

NET ASSETS	100.0%	$6,066,680

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2015

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

Gotham Index Plus Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	9.9%	$757,410
Technology Hardware & Equipment	9.0	692,617
Diversified Financials	7.6	580,408
Energy	6.6	503,538
Insurance	5.9	456,585
Retailing	5.8	443,945
Media	5.7	434,258
Health Care Equipment & Services	5.6	430,682
Software & Services	4.5	344,855
Semiconductors & Semiconductor Equipment	4.3	329,279
Materials	4.2	323,006
Pharmaceuticals, Biotechnology & Life Sciences	3.4	261,880
Transportation	3.2	248,446
Banks	3.2	246,920
Automobiles & Components	2.4	188,497
Food, Beverage & Tobacco	1.8	135,300
Food & Staples Retailing	1.7	128,614
Consumer Durables & Apparel	1.2	89,241
Telecommunications Services	1.0	81,072
Real Estate	1.0	73,599
Commercial & Professional Services	0.5	39,010
Consumer Services	0.4	30,858
Household & Personal Products	0.3	22,875
Exchange Traded Funds	100.0	7,665,583

Portfolio holdings are subject to change at any time.

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Household & Personal Products	(0.1)%	$(5,457)
Capital Goods	(0.4)	(28,411)
Banks	(0.5)	(35,456)
Technology Hardware & Equipment	(0.5)	(39,406)
Media	(0.7)	(54,254)
Commercial & Professional Services	(1.1)	(87,132)
Insurance	(1.2)	(92,129)
Transportation	(1.3)	(97,538)
Telecommunications Services	(1.4)	(111,447)
Food & Staples Retailing	(1.7)	(129,961)
Diversified Financials	(2.2)	(167,023)
Semiconductors & Semiconductor Equipment	(2.9)	(220,478)
Consumer Services	(3.5)	(268,284)
Materials	(3.8)	(293,321)
Food, Beverage & Tobacco	(4.4)	(339,853)
Health Care Equipment & Services	(5.3)	(403,001)
Utilities	(5.3)	(407,808)
Real Estate	(5.5)	(424,817)
Consumer Durables & Apparel	(5.6)	(426,335)
Retailing	(7.4)	(565,118)
Pharmaceuticals, Biotechnology & Life Sciences	(7.8)	(599,916)
Software & Services	(10.1)	(775,236)
Energy	(16.9)	(1,295,975)
Other Assets in Excess of Liabilities	0.4	28,690

NET ASSETS	100.0%	$7,668,812

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2015

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Gotham Neutral Fund

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	16.8%	$126,719,185
Technology Hardware & Equipment	13.9	105,185,132
Retailing	12.4	93,787,785
Software & Services	12.2	92,372,401
Food, Beverage & Tobacco	10.4	78,707,478
Health Care Equipment & Services	7.5	56,545,656
Consumer Services	6.9	52,036,814
Transportation	6.2	46,701,725
Media	6.1	45,874,537
Commercial & Professional Services	5.2	39,598,603
Pharmaceuticals, Biotechnology & Life Sciences	5.1	38,546,144
Semiconductors & Semiconductor Equipment	4.3	32,377,753
Consumer Durables & Apparel	4.0	30,132,011
Food & Staples Retailing	3.7	28,193,480
Telecommunication Services	3.1	23,590,141
Automobiles & Components	2.1	15,905,795
Household & Personal Products	1.8	13,770,472
Materials	0.1	928,971

Portfolio holdings are subject to change at any time.

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Household & Personal Products	(0.9)%	$(6,997,026)
Food & Staples Retailing	(1.1)	(8,668,557)
Telecommunication Services	(1.5)	(11,381,508)
Media	(1.7)	(13,217,462)
Automobiles & Components	(2.8)	(20,832,359)
Food, Beverage & Tobacco	(2.8)	(21,221,155)
Commercial & Professional Services	(3.8)	(28,625,489)
Transportation	(3.9)	(29,126,881)
Pharmaceuticals, Biotechnology & Life Sciences	(4.2)	(31,449,874)
Semiconductors & Semiconductor Equipment	(4.9)	(36,874,120)
Consumer Services	(5.6)	(42,623,651)
Software & Services	(8.3)	(62,425,244)
Retailing	(9.5)	(71,803,825)
Health Care Equipment & Services	(10.0)	(75,761,889)
Technology Hardware & Equipment	(10.2)	(76,744,561)
Consumer Durables & Apparel	(10.7)	(81,215,738)
Capital Goods	(15.5)	(117,271,057)
Other Assets in Excess of Liabilities	75.6	570,973,797

NET ASSETS	100.0%	$755,707,484

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Portfolio Holdings Summary Tables

September 30, 2015

(Unaudited)

The following table presents a summary by security type group of the portfolio holdings of the Fund:

Gotham Total Return Fund

	% of Net Assets	Value
Affiliated Equity Registered Investment Companies	99.7%	$6,992,152
Other Assets in Excess of Liabilities	0.3	18,120

NET ASSETS	100.0%	$7,010,272

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
LONG POSITIONS — 121.0%
COMMON STOCKS — 121.0%
Automobiles & Components — 2.7%
American Axle & Manufacturing Holdings, Inc.†*	786,716	$15,687,117
General Motors Co.†	115,987	3,481,930
Gentex Corp.†(a)(b)	434,708	6,737,974
Gentherm, Inc.(a)*	991	44,516
Harley-Davidson, Inc.†(a)(b)	291,762	16,017,734
Johnson Controls, Inc.†(b)	268,148	11,090,601
Magna International, Inc. (Canada)	39,925	1,916,799
Thor Industries, Inc.	11,520	596,736
Visteon Corp.†*	126,399	12,796,635

		68,370,042

Capital Goods — 17.3%
AAON, Inc.†	53,733	1,041,346
Actuant Corp., Class A	106,548	1,959,418
Aegion Corp.†*	178,207	2,936,851
American Woodmark Corp.†*	71,395	4,631,394
Apogee Enterprises, Inc.†(b)	188,053	8,396,566
Applied Industrial Technologies, Inc.†	189,728	7,238,123
Armstrong World Industries, Inc.*	1,015	48,456
AZZ, Inc.†	96,735	4,710,027
Babcock & Wilcox Co. (The)†	160,670	4,235,261
Babcock & Wilcox Enterprises, Inc.†	276,465	4,644,612
Barnes Group, Inc.	44,627	1,608,803
Boeing Co. (The)(b)	41,963	5,495,055
Brady Corp., Class A†(a)	142,750	2,806,465
Briggs & Stratton Corp.	160,485	3,098,965
Caterpillar, Inc.(a)	123,452	8,068,823
Chicago Bridge & Iron Co. NV (Netherlands)(a)	316,697	12,560,203
CLARCOR, Inc.	28,773	1,371,897
Colfax Corp.*	42,309	1,265,462
Comfort Systems USA, Inc.†	308,508	8,409,928
Continental Building Products, Inc.†*	256,224	5,262,841
Crane Co.†	184,088	8,580,342
Cummins, Inc.†(b)	172,325	18,711,048
DigitalGlobe, Inc.†(a)*	445,580	8,474,932
Dover Corp.†	175,738	10,048,699
EMCOR Group, Inc.†	121,294	5,367,260
Emerson Electric Co.	173,184	7,649,537
Fastenal Co.(a)	123,656	4,527,046
Federal Signal Corp.†	259,307	3,555,099
Fluor Corp.†	540,435	22,887,422
General Cable Corp.†	223,837	2,663,660
General Dynamics Corp.†(b)	99,149	13,677,605
GoPro, Inc., Class A(a)*	227,649	7,107,202

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
HD Supply Holdings, Inc.*	164,384	$4,704,670
Heico Corp.	26,189	1,280,118
Hubbell, Inc., Class B	10,798	917,290
Huntington Ingalls Industries, Inc.†	88,897	9,525,314
II-VI, Inc.†(a)*	201,070	3,233,206
Jacobs Engineering Group, Inc.*	240,501	9,001,952
John Bean Technologies Corp.†	79,852	3,054,339
Joy Global, Inc.(a)	249,642	3,727,155
Kaman Corp.†(a)	90,035	3,227,755
KBR, Inc.†(b)	1,024,015	17,060,090
Kennametal, Inc.†	610,974	15,207,143
Keysight Technologies, Inc.*	1,810	55,820
Lincoln Electric Holdings, Inc.†(a)	233,966	12,266,837
Lindsay Corp.(a)	13,095	887,710
Masonite International Corp. (Canada)*	30,559	1,851,264
Meritor, Inc.(a)(b)*	302,929	3,220,135
Moog, Inc., Class A†*	133,762	7,232,511
MRC Global, Inc.†(a)(b)*	1,460,262	16,281,921
MSC Industrial Direct Co., Inc., Class A(a)	4,938	301,366
Mueller Water Products, Inc., Class A	25,465	195,062
PACCAR, Inc.(a)(b)	312,383	16,297,021
Parker-Hannifin Corp.(a)	186,033	18,101,011
Quanta Services, Inc.(a)*	55,378	1,340,701
Rexnord Corp.*	28,588	485,424
Rockwell Automation, Inc.(a)(b)	213,830	21,697,330
Spirit AeroSystems Holdings, Inc., Class A†(b)*	555,403	26,848,181
Standex International Corp.	10,679	804,663
Stanley Black & Decker, Inc.†	82,453	7,996,292
Sun Hydraulics Corp.†(a)	69,741	1,915,785
Timken Co. (The)	65,912	1,811,921
TriMas Corp.†*	51,571	843,186
Triumph Group, Inc.†(b)	153,192	6,446,319
Valmont Industries, Inc.	1,900	180,291
Wabash National Corp.†(a)*	1,087,737	11,519,135
Watts Water Technologies, Inc., Class A†	7,715	407,506
WESCO International, Inc.†(a)*	261,569	12,155,111

		445,121,883

Commercial & Professional Services — 5.8%
ABM Industries, Inc.	26,094	712,627
ACCO Brands Corp.(a)(b)*	535,010	3,782,521

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
CEB, Inc.†	65,170	$4,453,718
Cintas Corp.†(b)	189,419	16,242,679
Copart, Inc.*	3,384	111,334
Deluxe Corp.†	217,974	12,149,871
Exponent, Inc.†	23,055	1,027,331
Herman Miller, Inc.†	204,308	5,892,243
IHS, Inc., Class A*	6,580	763,280
INC Research Holdings, Inc.*	351	14,040
Insperity, Inc.†(a)	127,264	5,590,708
Interface, Inc.†	401,978	9,020,386
KAR Auction Services, Inc.†	117,445	4,169,298
Korn/Ferry International†	206,030	6,813,412
Manpowergroup, Inc.†	56,927	4,661,752
Multi-Color Corp.†	66,405	5,079,318
Pitney Bowes, Inc.†	28,250	560,762
Quad/Graphics, Inc.†	206,138	2,494,270
Ritchie Bros Auctioneers, Inc. (Canada)	523,330	13,543,780
Robert Half International, Inc.†	131,147	6,709,481
RPX Corp.†*	251,045	3,444,337
ServiceMaster Global Holdings, Inc.†*	72,149	2,420,599
Team, Inc.*	2,813	90,354
Tetra Tech, Inc.†(a)	271,828	6,608,139
Towers Watson & Co., Class A†	150,337	17,646,557
TrueBlue, Inc.†(a)*	242,677	5,452,952
UniFirst Corp.†(b)	48,494	5,179,644
US Ecology, Inc.(a)	56,769	2,477,967
West Corp.†	71,544	1,602,586

		148,715,946

Consumer Durables & Apparel — 4.1%
Brunswick Corp.†(b)	333,341	15,963,700
DR Horton, Inc.†	632,163	18,560,306
Essendant, Inc.	18,915	613,413
Ethan Allen Interiors, Inc.(a)	3,172	83,773
Fossil Group, Inc.†(a)*	287,447	16,062,538
Garmin Ltd. (Switzerland)	97,849	3,510,822
Harman International Industries, Inc.†	8,251	792,013
Helen Of Troy Ltd. (Bermuda)†*	138,936	12,406,985
Iconix Brand Group, Inc.(a)*	43,016	581,576
Leggett & Platt, Inc.(a)	16,063	662,599
lululemon athletica, Inc.(a)*	4,985	252,490
Michael Kors Holdings Ltd. (British Virgin Islands)†*	270,357	11,419,880

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Oxford Industries, Inc.†	127,767	$9,439,426
Smith & Wesson Holding Corp.†(b)*	441,200	7,443,044
Sturm Ruger & Co., Inc.(a)	2,350	137,922
Tumi Holdings, Inc.†(a)*	326,344	5,750,181
Wolverine World Wide, Inc.(a)	83,214	1,800,751

		105,481,419

Consumer Services — 6.5%
Amaya, Inc. (Canada)(a)*	8,393	152,753
Apollo Education Group, Inc.†(b)*	1,051,377	11,628,230
Bloomin’ Brands, Inc.†	295,164	5,366,082
Bob Evans Farms, Inc.†(a)	215,328	9,334,469
Boyd Gaming Corp.(a)*	826,262	13,468,071
Brinker International, Inc.(a)	183,801	9,680,799
Capella Education Co.†	49,317	2,442,178
Carnival Corp. (Panama)	79,893	3,970,682
Churchill Downs, Inc.†	36,491	4,882,861
Darden Restaurants, Inc.†	239,859	16,439,936
DeVry Education Group, Inc.(a)(b)	264,168	7,188,011
DineEquity, Inc.†(a)	75,740	6,942,328
Graham Holdings Co., Class B†	14,931	8,615,187
Hillenbrand, Inc.†	205,897	5,355,381
Hyatt Hotels Corp., Class A†(a)(b)*	206,506	9,726,433
Interval Leisure Group, Inc.†	111,085	2,039,521
Krispy Kreme Doughnuts, Inc.*	1,247	18,244
La Quinta Holdings, Inc.(b)*	595,182	9,391,972
Las Vegas Sands Corp.	67,268	2,554,166
Matthews International Corp., Class A(a)	58,255	2,852,747
Pinnacle Entertainment, Inc.†(a)*	162,001	5,482,114
Service Corp. International	63,778	1,728,384
Sonic Corp.	20,597	472,701
Speedway Motorsports, Inc.	35,823	646,605
Vail Resorts, Inc.†	92,718	9,705,720
Wyndham Worldwide Corp.(b)	216,286	15,550,963

		165,636,538

Food & Staples Retailing — 3.5%
CVS Health Corp.	5,020	484,330
Fresh Market, Inc. (The)(a)*	552,806	12,487,888
Ingles Markets, Inc., Class A(a)(b)	117,951	5,641,596
PriceSmart, Inc.(a)	45,386	3,510,153
Rite Aid Corp.†(b)*	1,118,220	6,787,595
SpartanNash Co.†	127,454	3,294,686
Sprouts Farmers Market, Inc.(a)*	227,123	4,792,295
SUPERVALU, Inc.†*	2,742,849	19,693,656

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Sysco Corp.†	93,778	$3,654,529
Wal-Mart Stores, Inc.†(a)	158,008	10,245,239
Weis Markets, Inc.(a)	31,061	1,296,797
Whole Foods Market, Inc.†	542,504	17,170,252

		89,059,016

Food, Beverage & Tobacco — 8.6%
Blue Buffalo Pet Products, Inc.(a)*	212,757	3,810,478
Boston Beer Co., Inc., Class A(a)*	34,164	7,195,280
Campbell Soup Co.†(a)	16,564	839,464
ConAgra Foods, Inc.†	540,928	21,912,993
Cott Corp. (Canada)	197,583	2,139,824
Dean Foods Co.†(a)	1,543,065	25,491,434
Diamond Foods, Inc.(a)*	33,594	1,036,711
Flowers Foods, Inc.†	684,187	16,926,786
Fresh Del Monte Produce, Inc. (Cayman Islands)(a)	99,845	3,944,876
General Mills, Inc.†	203,063	11,397,926
Hain Celestial Group, Inc. (The)†*	68,673	3,543,527
Kellogg Co.	610	40,596
Keurig Green Mountain, Inc.†	140,654	7,333,700
Kraft Heinz Co. (The)	23,660	1,669,923
Mead Johnson Nutrition Co.†(a)	254,247	17,898,989
National Beverage Corp.(a)*	1,157	35,555
Philip Morris International, Inc.†(b)	251,866	19,980,530
Pilgrim’s Pride Corp.(a)	1,454,554	30,225,632
Reynolds American, Inc.†	46,212	2,045,805
Sanderson Farms, Inc.(a)	383,717	26,311,475
Tyson Foods, Inc., Class A†	127,947	5,514,516
Universal Corp.†(a)	242,158	12,003,772

		221,299,792

Health Care Equipment & Services — 6.6%
Abaxis, Inc.(a)	41,291	1,816,391
Abbott Laboratories†(a)	568,879	22,880,313
Abiomed, Inc.*	6,852	635,592
Adeptus Health, Inc., Class A*	235	18,979
Air Methods Corp.(a)*	79,016	2,693,655
Allscripts Healthcare Solutions, Inc.*	209,407	2,596,647
Amedisys, Inc.(a)*	17,027	646,515
Amsurg Corp.†*	49,818	3,871,357
Anika Therapeutics, Inc.†*	20,839	663,305
Cardinal Health, Inc.†	85,140	6,540,455
Chemed Corp.	623	83,152
Computer Programs & Systems, Inc.(a)	20,948	882,539

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Cyberonics, Inc.†*	43,173	$2,624,055
DENTSPLY International, Inc.†	61,897	3,130,131
Express Scripts Holding Co.*	35,776	2,896,425
Globus Medical, Inc., Class A†*	102,822	2,124,303
Greatbatch, Inc.†*	14,426	813,915
HMS Holdings Corp.(b)*	275,735	2,418,196
Hologic, Inc.(b)*	237,924	9,309,966
Integra LifeSciences Holdings Corp.(a)*	19,166	1,141,335
Laboratory Corp. of America Holdings†*	14,078	1,527,041
LHC Group, Inc.†(a)*	16,828	753,390
LifePoint Health, Inc.†(b)*	268,878	19,063,450
McKesson Corp.†	103,400	19,132,102
MedAssets, Inc.†(a)*	91,689	1,839,281
Meridian Bioscience, Inc.†	59,137	1,011,243
National HealthCare Corp.	6,957	423,612
Natus Medical, Inc.†*	177,982	7,021,390
Owens & Minor, Inc.(a)	375,293	11,986,858
PharMerica Corp.†*	64,987	1,850,180
Quality Systems, Inc.†	321,735	4,015,253
Quest Diagnostics, Inc.†(b)	203,299	12,496,790
Teleflex, Inc.(a)(b)	39,877	4,953,122
Universal Health Services, Inc., Class B	4,802	599,338
Varian Medical Systems, Inc.†*	148,514	10,957,363
Veeva Systems, Inc. Class A(a)*	198,060	4,636,585

		170,054,224

Household & Personal Products — 1.7%
Avon Products, Inc.†	3,704,554	12,039,800
Central Garden & Pet Co., Class A*	3,586	57,770
Clorox Co. (The)†	78,801	9,103,880
Colgate-Palmolive Co.	33,798	2,144,821
Edgewell Personal Care Co.†	193,898	15,822,077
Energizer Holdings, Inc.†	146,218	5,660,099
Estee Lauder Cos., Inc. (The), Class A	1,637	132,073

		44,960,520

Media — 5.9%
AMC Entertainment Holdings, Inc., Class A	5,071	127,738
AMC Networks, Inc., Class A†*	16,877	1,234,890
CBS Corp., Class B†	353,663	14,111,154

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
Clear Channel Outdoor Holdings, Inc., Class A†*	3,732	$26,609
Discovery Communications, Inc., Class A(a)*	41,639	1,083,863
Gannett Co., Inc.	30,583	450,488
Loral Space & Communications, Inc.*	15,003	706,341
Madison Square Garden, Inc., Class A†(b)*	177,236	12,785,805
Meredith Corp.(a)	122,557	5,218,477
New York Times Co. (The), Class A(a)	580,438	6,854,973
News Corp., Class A(b)	577,960	7,293,855
Nexstar Broadcasting Group, Inc., Class A(b)	129,660	6,139,401
Orbital ATK, Inc.†(b)	201,260	14,464,556
Regal Entertainment Group, Class A†(a)	428,298	8,004,890
Scholastic Corp.†(a)	81,496	3,175,084
Scripps Networks Interactive, Inc., Class A†(a)	277,629	13,656,571
TEGNA, Inc.(a)(b)	509,442	11,406,406
Time Warner, Inc.†	122,689	8,434,869
Twenty-First Century Fox, Inc., Class A†(b)	772,963	20,854,542
Viacom, Inc., Class B†(b)	242,151	10,448,816
Walt Disney Co. (The)	18,619	1,902,862
World Wrestling Entertainment, Inc., Class A(a)	148,947	2,517,204

		150,899,394

Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
Agilent Technologies, Inc.†	168,363	5,779,902
AMAG Pharmaceuticals, Inc.†(a)*	430,263	17,094,349
Amgen, Inc.†	152,755	21,129,072
Bio-Rad Laboratories, Inc., Class A†*	24,333	3,268,165
Cambrex Corp.*	41	1,627
Enanta Pharmaceuticals, Inc.(a)*	148,581	5,369,717
Gilead Sciences, Inc.†(b)	315,334	30,962,645
Isis Pharmaceuticals, Inc.*	2,347	94,866
Jazz Pharmaceuticals PLC (Ireland)*	3,781	502,155
Lannett Co., Inc.†(a)*	621,317	25,797,082
Luminex Corp.†(a)*	53,379	902,639
PAREXEL International Corp.†(b)*	271,873	16,834,376
PDL BioPharma, Inc.†(a)	2,292,775	11,532,658
Pfizer, Inc.†	375,942	11,808,338
Phibro Animal Health Corp., Class A†	99,972	3,162,114

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Prestige Brands Holdings, Inc.†*	58,396	$2,637,163
Quintiles Transnational Holdings, Inc.†*	127,931	8,900,160
Sucampo Pharmaceuticals, Inc., Class A*	51,460	1,022,510
United Therapeutics Corp.†*	101,621	13,336,740
Valeant Pharmaceuticals International, Inc. (Canada)*	15,923	2,840,345

		182,976,623

Retailing — 11.9%
Aaron’s, Inc.†(a)	134,844	4,869,217
Asbury Automotive Group, Inc.†*	106,400	8,634,360
Ascena Retail Group, Inc.†*	1,105,008	15,370,661
Barnes & Noble, Inc.(a)(b)	575,757	6,972,417
Bed Bath & Beyond, Inc.(a)(b)*	249,448	14,223,525
Big Lots, Inc.(a)(b)	484,304	23,207,848
Buckle, Inc. (The)(a)	57,396	2,121,930
Burlington Stores, Inc.†*	21,922	1,118,899
Caleres, Inc.†	185,229	5,655,041
Cato Corp. (The), Class A†	126,690	4,311,261
Chico’s FAS, Inc.(a)(b)	1,107,000	17,413,110
Children’s Place, Inc. (The)(a)	130,492	7,525,474
DSW, Inc., Class A†	158,513	4,011,964
Express, Inc.†*	10,514	187,885
Finish Line, Inc. (The), Class A	28,345	547,058
Foot Locker, Inc.†	146,021	10,509,131
Gap, Inc. (The)(a)	227,670	6,488,595
Genesco, Inc.†*	48,524	2,769,265
Genuine Parts Co.†	110,286	9,141,607
GNC Holdings, Inc., Class A†	404,894	16,365,815
Guess?, Inc.(a)	928,798	19,839,125
Hibbett Sports, Inc.†(a)*	309,536	10,836,855
Home Depot, Inc. (The)(b)	57,972	6,695,186
Liberty Interactive Corp., Class A†*	116,916	3,066,707
LKQ Corp.†*	375,944	10,661,772
Lowe’s Cos., Inc.†(b)	184,755	12,733,315
Men’s Wearhouse, Inc. (The)	134,109	5,702,315
Outerwall, Inc.(a)	306,776	17,464,758
Penske Automotive Group, Inc.†	69,292	3,356,504
Pier 1 Imports, Inc.(a)	81,594	562,999
RetailMeNot, Inc.(a)*	225,515	1,858,244
Sally Beauty Holdings, Inc.†*	128,654	3,055,532
Select Comfort Corp.†*	127,685	2,793,748

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Target Corp.(b)	242,172	$19,049,250
Tiffany & Co.†	128,717	9,939,527
TJX Cos., Inc. (The)†	146,157	10,438,533
Urban Outfitters, Inc.(a)*	117,532	3,453,090
Vitamin Shoppe, Inc.(a)*	42,986	1,403,063

		304,355,586

Semiconductors & Semiconductor Equipment — 5.3%
Advanced Energy Industries, Inc.†(b)*	231,678	6,093,131
Ambarella, Inc. (Cayman Islands)(a)*	117,093	6,766,804
Amkor Technology, Inc.*	122,228	548,804
Analog Devices, Inc.†	71,518	4,034,330
Applied Materials, Inc.	12,050	177,014
Cabot Microelectronics Corp.†*	118,778	4,601,460
Cirrus Logic, Inc.†(a)(b)*	541,668	17,067,959
Integrated Device Technology, Inc.†*	826,076	16,769,343
KLA-Tencor Corp.†	302,371	15,118,550
Lam Research Corp.†(b)	261,661	17,094,313
Maxim Integrated Products, Inc.	64,777	2,163,552
Micron Technology, Inc.†(b)*	1,171,628	17,550,987
MKS Instruments, Inc.†(a)	218,808	7,336,632
Rambus, Inc.*	72,869	859,854
Skyworks Solutions, Inc.†(a)	69,384	5,842,827
Tessera Technologies, Inc.†(b)	407,554	13,208,825

		135,234,385

Software & Services — 11.2%
Accenture PLC, Class A (Ireland)†	5,949	584,549
Amdocs, Ltd. (Channel Islands)†	87,640	4,984,963
Aspen Technology, Inc.†*	297,633	11,283,267
AVG Technologies NV (Netherlands)†	26,499	576,353
Bankrate, Inc.(a)*	2,474	25,606
Broadridge Financial Solutions, Inc.†	276,599	15,309,755
CA, Inc.†	411,502	11,234,005
CACI International, Inc., Class A*	144	10,652
CGI Group, Inc., Class A (Canada)(a)*	213,529	7,731,885
Computer Sciences Corp.†(a)(b)	396,688	24,348,709
Convergys Corp.(a)(b)	435,659	10,068,080
CSG Systems International, Inc.(b)	138,423	4,263,428
DST Systems, Inc.†	10,644	1,119,110
EarthLink Holdings Corp.†	811,555	6,313,898
eBay, Inc.†(b)*	693,125	16,939,975
Electronic Arts, Inc.†*	415,264	28,134,136
Euronet Worldwide, Inc.†*	32,392	2,399,923
GrubHub, Inc.(a)*	121,098	2,947,525

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
International Business Machines Corp.†(a)	57,831	$8,383,760
Intuit, Inc.†	24,011	2,130,976
MAXIMUS, Inc.†(b)	92,280	5,496,197
Mentor Graphics Corp.†	399,500	9,839,685
MicroStrategy, Inc., Class A†(a)*	83,013	16,309,564
NetScout Systems, Inc.*	43,161	1,526,605
NeuStar, Inc., Class A(a)*	553,285	15,054,885
NIC, Inc.†(b)	98,755	1,748,951
Oracle Corp.	251,271	9,075,909
Paycom Software, Inc.(a)*	82,130	2,949,288
Qualys, Inc.(a)*	7,822	222,614
Science Applications International Corp.†(b)	77,316	3,108,876
Sykes Enterprises, Inc.†(a)*	140,749	3,589,100
Symantec Corp.	25,873	503,747
TeleTech Holdings, Inc.	8,522	228,304
Teradata Corp.(a)*	183,292	5,308,136
TiVo, Inc.†*	1,338,264	11,589,366
VASCO Data Security International, Inc.(a)*	149,751	2,551,757
VeriSign, Inc.(a)*	85,900	6,061,104
VMware, Inc., Class A*	22,087	1,740,235
Web.com Group, Inc.*	11,376	239,806
WebMD Health Corp.†*	212,200	8,454,048
Western Union Co. (The)†(a)	1,196,906	21,975,194

		286,363,926

Technology Hardware & Equipment — 13.8%
Anixter International, Inc.†*	177,849	10,276,115
Apple, Inc.†	79,113	8,726,164
Arrow Electronics, Inc.†*	43,117	2,383,508
Avnet, Inc.†	40,858	1,743,819
AVX Corp.†(a)	182,098	2,383,663
Brocade Communications Systems, Inc.†	2,216,414	23,006,377
CDW Corp.†	262,558	10,728,120
Ciena Corp.(a)*	540,619	11,201,626
Cisco Systems, Inc.†(b)	353,419	9,277,249
Coherent, Inc.†*	4,237	231,764
CommScope Holding Co., Inc.†*	480,998	14,444,370
EMC Corp.	58,225	1,406,716
F5 Networks, Inc.(a)*	64,544	7,474,195
FEI Co.	72,452	5,291,894
Hewlett-Packard Co.†	521,707	13,360,916

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Infinera Corp.(a)*	146,958	$2,874,498
Ingram Micro, Inc., Class A†	757,528	20,635,063
Insight Enterprises, Inc.*	109,003	2,817,728
InterDigital, Inc.†(a)	280,837	14,210,352
InvenSense, Inc.(a)	1,604,789	14,908,490
IPG Photonics Corp.(a)*	50,498	3,836,333
Ixia†*	300,813	4,358,780
Juniper Networks, Inc.†(b)	682,863	17,556,408
Methode Electronics, Inc.†	246,965	7,878,184
MTS Systems Corp.(a)	39,430	2,370,137
NETGEAR, Inc.*	111,299	3,246,592
OSI Systems, Inc.†*	89,372	6,878,069
Plantronics, Inc.†	220,728	11,224,019
Plexus Corp.†(a)*	96,812	3,735,007
Polycom, Inc.†(a)(b)*	1,438,793	15,078,551
QUALCOMM, Inc.†(b)	291,343	15,653,859
Sanmina Corp.†*	478,043	10,215,779
ScanSource, Inc.(a)*	41,806	1,482,441
SYNNEX Corp.(a)	90,407	7,690,019
TE Connectivity Ltd. (Switzerland)	105,277	6,305,040
Tech Data Corp.†(b)*	294,951	20,204,144
Universal Display Corp.(a)(b)*	202,310	6,858,309
Vishay Intertechnology, Inc.(a)	1,230,139	11,920,047
Western Digital Corp.†	207,462	16,480,781
Zebra Technologies Corp., Class A†*	45,312	3,468,634

		353,823,760

Telecommunication Services — 2.4%
AT&T, Inc.†	188,661	6,146,575
BCE, Inc. (Canada)(a)	334,488	13,700,628
CenturyLink, Inc.†	227,195	5,707,138
Frontier Communications Corp.†	2,225,090	10,569,178
Intelsat SA (Luxembourg)*	380	2,443
Shenandoah Telecommunications Co.(a)	50,885	2,178,387
Verizon Communications, Inc.†	531,090	23,107,726

		61,412,075

Transportation — 6.6%
Allegiant Travel Co.	14,062	3,040,908
ArcBest Corp.†	262,780	6,771,841
Atlas Air Worldwide Holdings, Inc.†(a)*	156,428	5,406,152
Con-way, Inc.†(a)	413,299	19,611,038
CSX Corp.†	91,099	2,450,563
Delta Air Lines, Inc.†(b)	517,711	23,229,693

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Expeditors International of Washington, Inc.†(b)	315,317	$14,835,665
FedEx Corp.†	46,532	6,699,677
Hawaiian Holdings, Inc.(a)(b)*	758,682	18,724,272
Heartland Express, Inc.(a)(b)	446,308	8,899,382
Hub Group, Inc., Class A(a)(b)*	230,018	8,374,955
JB Hunt Transport Services, Inc.	28,034	2,001,628
Knight Transportation, Inc.	32	768
Landstar System, Inc.†(a)	214,403	13,608,158
Matson, Inc.†	156,896	6,038,927
Old Dominion Freight Line, Inc.*	73,938	4,510,218
Saia, Inc.(a)*	14,988	463,879
Southwest Airlines Co.†	384,618	14,630,869
Swift Transportation Co.(a)*	114,204	1,715,344
United Continental Holdings, Inc.†*	130,571	6,926,792
United Parcel Service, Inc., Class B†	10,172	1,003,875
Wesco Aircraft Holdings, Inc.(a)*	108,059	1,318,320

		170,262,924

TOTAL COMMON STOCKS (Cost $3,268,167,941)		3,104,028,053

TOTAL LONG POSITIONS - 121.0% (Cost $3,268,167,941)		3,104,028,053

SHORT POSITIONS — (60.9%)
COMMON STOCKS — (60.9)%
Automobiles & Components — (1.5)%
Cooper Tire & Rubber Co.	(73,085)	(2,887,588)
Drew Industries, Inc.	(98,385)	(5,372,805)
Federal-Mogul Holdings Corp.*	(191,296)	(1,306,552)
Goodyear Tire & Rubber Co. (The)	(148,530)	(4,356,385)
Lear Corp.	(51,947)	(5,650,795)
Remy International, Inc.	(203,032)	(5,938,686)
Standard Motor Products, Inc.	(14,706)	(512,945)
Tenneco, Inc.*	(34,141)	(1,528,493)
Tesla Motors, Inc.*	(47,473)	(11,792,293)

		(39,346,542)

Capital Goods — (9.2)%
3M Co.	(7,321)	(1,037,898)
Aceto Corp.	(8,175)	(224,404)
Advanced Drainage Systems, Inc.	(108,987)	(3,152,994)
Albany International Corp., Class A	(63,699)	(1,822,428)
Allegion PLC (Ireland)	(182,112)	(10,500,578)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
American Railcar Industries, Inc.	(41,649)	$(1,506,028)
AMETEK, Inc.	(2,350)	(122,952)
AO Smith Corp.	(36,329)	(2,368,288)
Beacon Roofing Supply, Inc.*	(183,748)	(5,969,973)
Builders FirstSource, Inc.*	(96,185)	(1,219,626)
CAE, Inc. (Canada)	(930)	(9,877)
Carlisle Cos, Inc.	(87,152)	(7,615,342)
Chart Industries, Inc.*	(182,060)	(3,497,373)
CIRCOR International, Inc.	(2,130)	(85,456)
EnerSys.	(934)	(50,044)
EnPro Industries, Inc.	(34,335)	(1,344,902)
ESCO Technologies, Inc.	(10,371)	(372,319)
Esterline Technologies Corp.*	(81,009)	(5,823,737)
Flowserve Corp.	(171,778)	(7,066,947)
Fortune Brands Home & Security, Inc.	(190,186)	(9,028,129)
Franklin Electric Co., Inc.	(98,364)	(2,678,452)
Generac Holdings, Inc.*	(272,580)	(8,201,932)
Granite Construction, Inc.	(104,076)	(3,087,935)
Hexcel Corp.	(203,606)	(9,133,765)
Hyster-Yale Materials Handling, Inc.	(33,687)	(1,948,119)
IDEX Corp.	(57,687)	(4,113,083)
Ingersoll-Rand PLC (Ireland)	(40,771)	(2,069,944)
L-3 Communications Holdings, Inc.	(49,069)	(5,128,692)
Lennox International, Inc.	(93,769)	(10,626,841)
Lockheed Martin Corp.	(7,287)	(1,510,668)
Manitowoc Co., Inc. (The)	(514,091)	(7,711,365)
MasTec, Inc.*	(1,799)	(28,478)
Middleby Corp. (The)*	(11,513)	(1,211,052)
Milacron Holdings Corp.*	(6,359)	(111,600)
Mueller Industries, Inc.	(34,677)	(1,025,746)
Nortek, Inc.*	(19,276)	(1,220,364)
NOW, Inc.*	(335,406)	(4,964,009)
Oshkosh Corp.	(314,903)	(11,440,426)
Owens Corning	(9,853)	(412,939)
Ply Gem Holdings, Inc.*	(113,704)	(1,330,337)
Primoris Services Corp.	(319,932)	(5,729,982)
Raven Industries, Inc.	(145,316)	(2,463,106)
Raytheon Co.	(63,573)	(6,945,986)
RBC Bearings, Inc.*	(77,673)	(4,639,408)
Regal Beloit Corp.	(113,298)	(6,395,672)
Rush Enterprises, Inc., Class A*	(163,051)	(3,945,834)
Sensata Technologies Holding NV (Netherlands)*	(12,847)	(569,636)
SolarCity Corp.*	(14,001)	(597,983)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
SPX Corp.*	(137,094)	$(1,634,160)
SPX FLOW, Inc.*	(79,079)	(2,722,690)
Sunrun, Inc.*	(191,739)	(1,988,333)
TASER International, Inc.*	(18,851)	(415,193)
Teledyne Technologies, Inc.*	(4,519)	(408,066)
Tennant Co.	(3,327)	(186,911)
Textainer Group Holdings Ltd. (Bermuda)	(313,452)	(5,168,823)
Textron, Inc.	(38,429)	(1,446,468)
TopBuild Corp.*	(59,709)	(1,849,188)
Toro Co. (The)	(23,158)	(1,633,565)
TransDigm Group, Inc.*	(26,963)	(5,727,211)
Trex Co., Inc.*	(313,076)	(10,434,823)
Tutor Perini Corp.*	(25,811)	(424,849)
United Rentals, Inc.*	(3,344)	(200,807)
USG Corp.*	(108,130)	(2,878,421)
WABCO Holdings, Inc.*	(52,049)	(5,456,297)
Watsco, Inc.	(63,981)	(7,580,469)
Woodward, Inc.	(244,444)	(9,948,871)
Xylem, Inc.	(117,783)	(3,869,172)

		(236,036,966)

Commercial & Professional Services — (2.4)%
Advisory Board Co. (The)*	(112,440)	(5,120,518)
Covanta Holding Corp.	(643,841)	(11,235,025)
FTI Consulting, Inc.*	(42,780)	(1,775,798)
HNI Corp.	(137,908)	(5,916,253)
Huron Consulting Group, Inc.*	(32,054)	(2,004,337)
Knoll, Inc.	(134,033)	(2,946,045)
Nielsen Holdings PLC (United Kingdom)	(28,632)	(1,273,265)
On Assignment, Inc.*	(75,421)	(2,783,035)
Paylocity Holding Corp.*	(8,308)	(249,157)
Progressive Waste Solutions Ltd. (Canada)	(5,945)	(157,067)
Republic Services, Inc.	(36,728)	(1,513,194)
Rollins, Inc.	(111,658)	(3,000,250)
RR Donnelley & Sons Co.	(326,439)	(4,752,952)
Stantec, Inc. (Canada)	(18,142)	(397,310)
Steelcase, Inc., Class A	(197,316)	(3,632,588)
Stericycle, Inc.*	(10,195)	(1,420,265)
Verisk Analytics, Inc.*	(103,889)	(7,678,436)
WageWorks, Inc.*	(115,782)	(5,219,453)

		(61,074,948)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (6.5)%
Callaway Golf Co.	(12,714)	$(106,162)
Carter’s, Inc.	(64,892)	(5,881,811)
Columbia Sportswear Co.	(105,323)	(6,191,939)
Crocs, Inc.*	(499,277)	(6,453,155)
Deckers Outdoor Corp.*	(146,718)	(8,518,447)
G-III Apparel Group Ltd.*	(77,903)	(4,803,499)
Gildan Activewear, Inc. (Canada)	(348,067)	(10,497,701)
Hanesbrands, Inc.	(392,705)	(11,364,883)
Hasbro, Inc.	(21,914)	(1,580,876)
Jarden Corp.*	(163,262)	(7,980,247)
Kate Spade & Co.*	(8,370)	(159,951)
KB Home	(75,500)	(1,023,025)
Libbey, Inc.	(71,744)	(2,339,572)
Mattel, Inc.	(525,276)	(11,062,313)
MDC Holdings, Inc.	(113,554)	(2,972,844)
Meritage Homes Corp.*	(184,822)	(6,749,699)
Mohawk Industries, Inc.*	(16,578)	(3,013,715)
Newell Rubbermaid, Inc.	(160,909)	(6,389,696)
NVR Inc.*	(4,876)	(7,436,973)
Polaris Industries, Inc.	(16,720)	(2,004,226)
PulteGroup, Inc.	(466,934)	(8,811,045)
Ryland Group, Inc. (The)	(146,609)	(5,986,045)
Standard Pacific Corp.*	(917,297)	(7,338,376)
Steven Madden Ltd.*	(60,847)	(2,228,217)
Toll Brothers, Inc.*	(256,490)	(8,782,218)
TRI Pointe Group, Inc.*	(119,637)	(1,566,048)
Under Armour, Inc., Class A*	(121,392)	(11,748,318)
VF Corp.	(125,077)	(8,531,502)
William Lyon Homes, Class A*	(248,875)	(5,126,825)

		(166,649,328)

Consumer Services — (3.8)%
2U, Inc.*	(187,355)	(6,726,044)
Bright Horizons Family Solutions, Inc.*	(3,250)	(208,780)
Buffalo Wild Wings, Inc.*	(8,233)	(1,592,509)
ClubCorp Holdings, Inc.	(417,018)	(8,949,206)
Domino’s Pizza, Inc.	(14,165)	(1,528,545)
Fiesta Restaurant Group, Inc.*	(37,468)	(1,699,923)
Grand Canyon Education, Inc.*	(96,868)	(3,680,015)
Houghton Mifflin Harcourt Co.*	(540,816)	(10,983,973)
International Speedway Corp., Class A	(108,254)	(3,433,817)
MGM Resorts International*	(332,415)	(6,133,057)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(11,782)	$(675,109)
Panera Bread Co., Class A*	(779)	(150,666)
Penn National Gaming, Inc.*	(374,584)	(6,285,520)
Red Robin Gourmet Burgers, Inc.*	(72,768)	(5,511,448)
Royal Caribbean Cruises, Ltd. (Liberia)	(92,319)	(8,224,700)
SeaWorld Entertainment, Inc.	(399,943)	(7,122,985)
Six Flags Entertainment Corp.	(180,612)	(8,268,417)
Starbucks Corp.	(40,662)	(2,311,228)
Texas Roadhouse, Inc.	(161,217)	(5,997,272)
Wynn Resorts Ltd.	(156,084)	(8,291,182)

		(97,774,396)

Food & Staples Retailing — (0.5)%
Costco Wholesale Corp.	(22,718)	(3,284,341)
Smart & Final Stores, Inc.*	(157,597)	(2,475,849)
United Natural Foods, Inc.*	(118,736)	(5,759,883)

		(11,520,073)

Food, Beverage & Tobacco — (1.9)%
B&G Foods, Inc.	(8,663)	(315,766)
Coca-Cola Bottling Co. Consolidated	(36,157)	(6,992,041)
Coca-Cola Enterprises, Inc.	(46,809)	(2,263,215)
Constellation Brands, Inc., Class A	(51,716)	(6,475,360)
Ingredion, Inc.	(52,599)	(4,592,419)
J&J Snack Foods Corp.	(1,001)	(113,774)
JM Smucker Co. (The)	(1,736)	(198,060)
Lancaster Colony Corp.	(87)	(8,481)
McCormick & Co., Inc.	(65,535)	(5,385,666)
Monster Beverage Corp.*	(61,843)	(8,357,463)
Pinnacle Foods, Inc.	(68,429)	(2,865,807)
Post Holdings, Inc.*	(91,260)	(5,393,466)
Snyders-Lance, Inc.	(49,275)	(1,662,046)
Tootsie Roll Industries, Inc.	(2,946)	(92,180)
TreeHouse Foods, Inc.*	(4,804)	(373,703)
WhiteWave Foods Co. (The)*	(118,575)	(4,760,786)

		(49,850,233)

Health Care Equipment & Services — (6.1)%
Acadia Healthcare Co., Inc.*	(1,611)	(106,761)
Alere, Inc.*	(26,429)	(1,272,556)
Analogic Corp.	(58,489)	(4,798,438)
athenahealth, Inc.*	(57,306)	(7,641,755)
Baxter International, Inc.	(49,782)	(1,635,339)
Becton Dickinson and Co.	(46,096)	(6,115,095)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Bio-Techne Corp.	(9,721)	$(898,804)
Brookdale Senior Living, Inc.*	(187,227)	(4,298,732)
Cantel Medical Corp.	(15,110)	(856,737)
Capital Senior Living Corp.*	(13,718)	(275,046)
Cardiovascular Systems, Inc.*	(254,070)	(4,024,469)
Cerner Corp.*	(206,623)	(12,389,115)
Civitas Solutions, Inc.*	(126)	(2,888)
Community Health Systems, Inc.*	(3,188)	(136,351)
Cooper Cos., Inc. (The)	(3,591)	(534,556)
Cynosure, Inc., Class A*	(63,460)	(1,906,338)
Endologix, Inc.*	(520,626)	(6,382,875)
Ensign Group, Inc. (The)	(129,014)	(5,499,867)
HealthSouth Corp.	(67,957)	(2,607,510)
Henry Schein, Inc.*	(4,526)	(600,691)
Hill-Rom Holdings, Inc.	(62,092)	(3,228,163)
IDEXX Laboratories, Inc.*	(52,557)	(3,902,357)
Insulet Corp.*	(173,412)	(4,493,105)
K2M Group Holdings, Inc.*	(3,073)	(57,158)
LDR Holding Corp.*	(28,927)	(998,849)
Medidata Solutions, Inc.*	(115,825)	(4,877,391)
MEDNAX, Inc.*	(46,302)	(3,555,531)
Natera, Inc.*	(12,712)	(137,925)
Novadaq Technologies, Inc. (Canada)*	(219,509)	(2,289,479)
Omnicell, Inc.*	(165,245)	(5,139,120)
Patterson Cos, Inc.	(262,228)	(11,341,361)
Select Medical Holdings Corp.	(690,688)	(7,452,524)
Spectranetics Corp. (The)*	(220,746)	(2,602,595)
Surgical Care Affiliates, Inc.*	(2,529)	(82,673)
Team Health Holdings, Inc.*	(172,289)	(9,308,775)
Teladoc, Inc.*	(160,718)	(3,582,404)
Tenet Healthcare Corp.*	(105,777)	(3,905,287)
Thoratec Corp.*	(113,873)	(7,203,606)
Tornier NV (Netherlands)*	(84,583)	(1,724,647)
VWR Corp.*	(3,453)	(88,708)
Wright Medical Group, Inc.*	(318,865)	(6,702,542)
Zeltiq Aesthetics, Inc.*	(64,811)	(2,075,896)
Zimmer Biomet Holdings, Inc.	(101,429)	(9,527,226)

		(156,261,245)

Household & Personal Products — (0.7)%
Coty, Inc., Class A	(216,336)	(5,854,052)
Revlon, Inc., Class A*	(1,774)	(52,244)
Spectrum Brands Holdings, Inc.	(133,072)	(12,177,419)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
WD-40 Co.	(465)	$(41,418)

		(18,125,133)

Media — (1.1)%
Cable One, Inc.*	(1,049)	(439,972)
Cablevision Systems Corp., Class A	(77,703)	(2,523,016)
EW Scripps Co. (The), Class A	(6,465)	(114,237)
Live Nation Entertainment, Inc.*	(408,183)	(9,812,719)
Media General, Inc.*	(23,669)	(331,129)
New Media Investment Group, Inc.	(225,928)	(3,492,847)
Rentrak Corp.*	(80,533)	(4,354,419)
Starz, Class A*	(53,566)	(2,000,154)
Thomson Reuters Corp. (Canada)	(8,675)	(349,256)
Time Warner Cable, Inc.	(25,154)	(4,511,873)

		(27,929,622)

Pharmaceuticals, Biotechnology & Life Sciences — (3.2)%
ACADIA Pharmaceuticals, Inc.*	(79,999)	(2,645,567)
Acceleron Pharma, Inc.*	(1,554)	(38,695)
Achillion Pharmaceuticals, Inc.*	(105,112)	(726,324)
Acorda Therapeutics, Inc.*	(47,067)	(1,247,746)
Affymetrix, Inc.*	(1,116)	(9,531)
Agios Pharmaceuticals, Inc.*	(27,304)	(1,927,389)
Albany Molecular Research, Inc.*	(200,433)	(3,491,543)
Alder Biopharmaceuticals, Inc.*	(3,079)	(100,868)
Alexion Pharmaceuticals, Inc.*	(4,415)	(690,462)
Allergan PLC (Ireland)*	(10,742)	(2,919,783)
Alnylam Pharmaceuticals, Inc.*	(193)	(15,509)
Amicus Therapeutics, Inc.*	(55,695)	(779,173)
Arena Pharmaceuticals, Inc.*	(136,109)	(259,968)
ARIAD Pharmaceuticals, Inc.*	(367,608)	(2,146,831)
Atara Biotherapeutics, Inc.*	(3,096)	(97,338)
Axovant Sciences Ltd. (Bermuda)*	(4,746)	(61,318)
Baxalta, Inc.	(6,491)	(204,531)
BioMarin Pharmaceutical, Inc.*	(3,496)	(368,199)
Bruker Corp.*	(75,583)	(1,241,829)
Celldex Therapeutics, Inc.*	(7,394)	(77,933)
Cempra, Inc.*	(6,364)	(177,174)
Cepheid*	(264)	(11,933)
Chimerix, Inc.*	(21,958)	(838,796)
Clovis Oncology, Inc.*	(8,984)	(826,169)
Coherus Biosciences, Inc.*	(490)	(9,820)
Depomed, Inc.*	(95,904)	(1,807,790)
Dermira, Inc.*	(2,106)	(49,154)
Diplomat Pharmacy, Inc.*	(116,210)	(3,338,713)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Dynavax Technologies Corp.*	(12,245)	$(300,492)
Eli Lilly & Co.	(26,455)	(2,214,019)
Endo International PLC (Ireland)*	(176)	(12,193)
Epizyme, Inc.*	(34,022)	(437,523)
Esperion Therapeutics, Inc.*	(5,964)	(140,691)
Foundation Medicine, Inc.*	(4,763)	(87,877)
Genomic Health, Inc.*	(30,262)	(640,344)
Heron Therapeutics, Inc.*	(20,697)	(505,007)
Illumina, Inc.*	(47,056)	(8,273,386)
ImmunoGen, Inc.*	(63,466)	(609,274)
Impax Laboratories, Inc.*	(141,257)	(4,973,659)
Insmed, Inc.*	(2,543)	(47,224)
Intrexon Corp.*	(79,681)	(2,533,856)
Kite Pharma, Inc.*	(1,905)	(106,070)
Lexicon Pharmaceuticals, Inc.*	(127,490)	(1,369,243)
Medicines Co. (The)*	(142,838)	(5,422,130)
Mettler-Toledo International, Inc.*	(2,313)	(658,604)
NantKwest, Inc.*	(4,932)	(56,521)
Nektar Therapeutics*	(130,518)	(1,430,477)
Nevro Corp.*	(112,583)	(5,222,725)
Ophthotech Corp.*	(213)	(8,631)
Perrigo Co. PLC (Ireland)	(6,770)	(1,064,718)
Prothena Corp. PLC (Ireland)*	(20,621)	(934,956)
PTC Therapeutics, Inc.*	(83,018)	(2,216,581)
Radius Health, Inc.*	(2,518)	(174,523)
Regeneron Pharmaceuticals, Inc.*	(329)	(153,031)
Relypsa, Inc.*	(105,484)	(1,952,509)
Sage Therapeutics, Inc.*	(6,920)	(292,854)
Sarepta Therapeutics, Inc.*	(6,512)	(209,100)
Seattle Genetics, Inc.*	(5,293)	(204,098)
Spark Therapeutics, Inc.*	(1,054)	(43,983)
TESARO, Inc.*	(29,585)	(1,186,358)
TG Therapeutics, Inc.*	(28,061)	(282,855)
TherapeuticsMD, Inc.*	(312,575)	(1,831,690)
Thermo Fisher Scientific, Inc.	(69,686)	(8,521,204)
Waters Corp.*	(2,158)	(255,097)
Xencor, Inc.*	(2,019)	(24,692)
Zafgen, Inc.*	(2,745)	(87,703)
ZS Pharma, Inc.*	(40,360)	(2,650,038)

		(83,246,022)

Retailing — (5.8)%
Abercrombie & Fitch Co., Class A	(184,998)	(3,920,108)
American Eagle Outfitters, Inc.	(5,968)	(93,280)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
AutoNation, Inc.*	(15,712)	$(914,124)
Boot Barn Holdings, Inc.*	(144,257)	(2,658,657)
Core-Mark Holding Co., Inc.	(97,451)	(6,378,168)
Dollar Tree, Inc.*	(179,349)	(11,955,404)
Expedia, Inc.	(110,165)	(12,964,217)
Five Below, Inc.*	(15,534)	(521,632)
FTD Cos, Inc.*	(12,693)	(378,251)
Groupon, Inc.*	(3,183,941)	(10,379,648)
HomeAway, Inc.*	(155,767)	(4,134,056)
HSN, Inc.	(12)	(687)
JC Penney Co., Inc.*	(1,008,003)	(9,364,348)
Kohl’s Corp.	(4,546)	(210,525)
L Brands, Inc.	(51,596)	(4,650,347)
Mattress Firm Holding Corp.*	(64,761)	(2,704,419)
Michaels Cos, Inc. (The)*	(143,083)	(3,305,217)
Murphy USA, Inc.*	(82,350)	(4,525,132)
Netflix, Inc.*	(27,220)	(2,810,737)
Nordstrom, Inc.	(49,412)	(3,543,335)
Ollie’s Bargain Outlet Holdings, Inc.*	(47,259)	(764,178)
O’Reilly Automotive, Inc.*	(1,204)	(301,000)
Party City Holdco, Inc.*	(68,167)	(1,088,627)
Pool Corp.	(102,759)	(7,429,476)
Priceline Group, Inc. (The)*	(1,231)	(1,522,575)
Restoration Hardware Holdings, Inc.*	(29,059)	(2,711,495)
Shutterfly, Inc.*	(297,876)	(10,649,067)
Sonic Automotive, Inc., Class A	(219,281)	(4,477,718)
TripAdvisor, Inc.*	(39,558)	(2,492,945)
Ulta Salon Cosmetics & Fragrance, Inc.*	(57,927)	(9,462,375)
Vista Outdoor, Inc.*	(82,110)	(3,648,147)
Wayfair, Inc., Class A*	(52,887)	(1,854,218)
Williams-Sonoma, Inc.	(118,184)	(9,023,348)
zulily, Inc., Class A*	(400,423)	(6,967,360)

		(147,804,821)

Semiconductors & Semiconductor Equipment — (3.1)%
Altera Corp.	(176,347)	(8,831,458)
Atmel Corp.	(950,381)	(7,669,575)
Cavium, Inc.*	(8,024)	(492,433)
Cree, Inc.*	(123,365)	(2,989,134)
Cypress Semiconductor Corp.	(1,136,418)	(9,682,281)
Diodes, Inc.*	(152,253)	(3,253,647)
Fairchild Semiconductor International, Inc.*	(509,885)	(7,158,785)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Marvell Technology Group Ltd. (Bermuda)	(785,895)	$(7,112,350)
Monolithic Power Systems, Inc.	(41,169)	(2,107,853)
On Semiconductor Corp.*	(725,682)	(6,821,411)
PMC-Sierra, Inc.*	(57,962)	(392,403)
Silicon Laboratories, Inc.*	(208,128)	(8,645,637)
SunEdison, Inc.*	(1,049,529)	(7,535,618)
Veeco Instruments, Inc.*	(263,902)	(5,412,630)
Viavi Solutions, Inc.*	(24,262)	(130,287)

		(78,235,502)

Software & Services — (5.5)%
Acxiom Corp.*	(406,923)	(8,040,798)
Alliance Data Systems Corp.*	(16,109)	(4,171,909)
Autodesk, Inc.*	(183,991)	(8,121,363)
Barracuda Networks, Inc.*	(272,786)	(4,250,006)
Black Knight Financial Services, Inc., Class A*	(49,734)	(1,618,842)
Blackbaud, Inc.	(26,631)	(1,494,532)
Bottomline Technologies de, Inc.*	(136,566)	(3,415,516)
BroadSoft, Inc.*	(126,812)	(3,799,288)
Callidus Software, Inc.*	(31,953)	(542,881)
Castlight Health, Inc., Class B*	(69,722)	(292,832)
CommVault Systems, Inc.*	(258,009)	(8,761,986)
CoStar Group, Inc.*	(35,720)	(6,181,703)
Dealertrack Technologies, Inc.*	(33,470)	(2,113,965)
Demandware, Inc.*	(47,658)	(2,462,965)
Descartes Systems Group, Inc. (The) (Canada)*	(13,332)	(235,843)
Engility Holdings, Inc.	(42,918)	(1,106,426)
Evolent Health, Inc., Class A*	(176,032)	(2,809,471)
Facebook, Inc., Class A*	(351)	(31,555)
Fidelity National Information Services, Inc.	(77,725)	(5,213,793)
FireEye, Inc.*	(78,115)	(2,485,619)
Fleetmatics Group PLC (Ireland)*	(1,651)	(81,048)
Gartner, Inc.*	(5,525)	(463,713)
Global Eagle Entertainment, Inc.*	(222,568)	(2,555,081)
Global Payments, Inc.	(67,139)	(7,702,857)
Globant SA (Luxembourg)*	(178,049)	(5,446,519)
Gogo, Inc.*	(189,501)	(2,895,575)
GTT Communications, Inc.*	(2,432)	(56,568)
Heartland Payment Systems, Inc.	(26,079)	(1,643,238)
HubSpot, Inc.*	(62,095)	(2,879,345)
Infoblox, Inc.*	(46,570)	(744,189)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Inovalon Holdings, Inc., Class A*	(76,142)	$(1,586,038)
Interactive Intelligence Group, Inc.*	(19,050)	(565,976)
Jack Henry & Associates, Inc.	(132)	(9,189)
Lumentum Holdings, Inc.*	(10,196)	(172,822)
ManTech International Corp., Class A	(125,241)	(3,218,694)
Press Ganey Holdings, Inc.*	(76,693)	(2,269,346)
Progress Software Corp.*	(104,231)	(2,692,287)
Proofpoint, Inc.*	(8,372)	(504,999)
PROS Holdings, Inc.*	(198,945)	(4,404,642)
salesforce.com inc*	(2,187)	(151,843)
Solera Holdings, Inc.	(30,596)	(1,652,184)
Splunk, Inc.*	(8,525)	(471,859)
Synchronoss Technologies, Inc.*	(1,686)	(55,301)
Tableau Software, Inc., Class A*	(33,771)	(2,694,250)
Take-Two Interactive Software, Inc.*	(278,598)	(8,004,121)
Travelport Worldwide Ltd. (Bermuda)	(3,177)	(42,000)
Twitter, Inc.*	(149,515)	(4,027,934)
Tyler Technologies, Inc.*	(22,143)	(3,306,171)
Ultimate Software Group, Inc. (The)*	(32,195)	(5,763,227)
VeriFone Systems, Inc.*	(17,320)	(480,284)
Virtusa Corp.*	(36,402)	(1,867,787)
WEX, Inc.*	(13,906)	(1,207,597)
Xoom Corp.*	(168,685)	(4,196,883)
Zendesk, Inc.*	(1,352)	(26,648)
Zynga, Inc. Class A*	(8,521)	(19,428)

		(141,010,936)

Technology Hardware & Equipment — (6.5)%
3D Systems Corp.*	(788,296)	(9,104,819)
ARRIS Group, Inc.*	(489,130)	(12,702,706)
Badger Meter, Inc.	(9,481)	(550,467)
Belden, Inc.	(84,895)	(3,963,748)
Belmond Ltd., Class A (Bermuda)*	(157,339)	(1,590,697)
Celestica, Inc. (Canada)*	(158)	(2,037)
Cognex Corp.	(79,599)	(2,735,818)
Cray, Inc.*	(130,220)	(2,579,658)
Diebold, Inc.	(358,632)	(10,676,475)
EchoStar Corp., Class A*	(924)	(39,760)
Electronics For Imaging, Inc.*	(203,854)	(8,822,801)
FARO Technologies, Inc.*	(147,775)	(5,172,125)
Finisar Corp.*	(298,655)	(3,324,030)
Harris Corp.	(43,181)	(3,158,690)
Itron, Inc.*	(238,578)	(7,613,024)
Jabil Circuit, Inc.	(501,126)	(11,210,189)
Knowles Corp.*	(737,397)	(13,590,227)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Mitel Networks Corp. (Canada)*	(317,162)	$(2,045,695)
National Instruments Corp.	(35,627)	(990,074)
Nimble Storage, Inc.*	(246,845)	(5,953,901)
Rogers Corp.*	(126,329)	(6,718,176)
Ruckus Wireless, Inc.*	(1,094,759)	(13,005,737)
SanDisk Corp.	(31,786)	(1,726,933)
Seagate Technology PLC (Ireland)	(9,324)	(417,715)
Sierra Wireless, Inc. (Canada)*	(154,273)	(3,264,417)
Stratasys Ltd. (Israel)*	(470,457)	(12,462,406)
Super Micro Computer, Inc.*	(330,141)	(8,999,644)
ViaSat, Inc.*	(89,993)	(5,785,650)
Zayo Group Holdings, Inc.*	(352,842)	(8,948,073)

		(167,155,692)

Telecommunication Services — (1.1)%
8x8, Inc.*	(498,563)	(4,123,116)
Consolidated Communications Holdings, Inc.	(41,771)	(804,927)
Globalstar, Inc.*	(488,188)	(766,455)
Iridium Communications, Inc.*	(832,677)	(5,120,964)
RingCentral, Inc., Class A*	(243,056)	(4,411,466)
Sprint Corp.*	(2,431,412)	(9,336,622)
T-Mobile US, Inc.*	(46,106)	(1,835,480)
United States Cellular Corp.*	(22,535)	(798,415)

		(27,197,445)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (2.0)%
Alaska Air Group, Inc.	(43,180)	$(3,430,651)
Echo Global Logistics, Inc.*	(46,240)	(906,304)
Forward Air Corp.	(148,335)	(6,154,419)
Genesee & Wyoming, Inc., Class A*	(48,511)	(2,866,030)
Kansas City Southern	(55,473)	(5,041,386)
Kirby Corp.*	(27,081)	(1,677,668)
Ryder System, Inc.	(148,446)	(10,990,942)
SkyWest, Inc.	(351,491)	(5,862,870)
Spirit Airlines, Inc.*	(150,253)	(7,106,967)
XPO Logistics, Inc.*	(331,332)	(7,895,642)

		(51,932,879)

TOTAL COMMON STOCK (Proceeds $1,740,081,084)		(1,561,151,783)

TOTAL SECURITES SOLD SHORT - (60.9)%		(1,561,151,783)

(Proceeds $1,740,081,084)

OTHER ASSETS IN EXCESS OF LIABILITIES - 39.9%		1,023,222,001

NET ASSETS - 100.0%		$2,566,098,271

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
(b)	Security position is either entirely or partially designated as collateral for securities on loan.
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
LONG POSITIONS — 142.5%
COMMON STOCKS — 142.5%
Automobiles & Components — 3.9%
BorgWarner, Inc.	9	$374
Delphi Automotive PLC (Jersey)†	35	2,661
Ford Motor Co.	41	556
General Motors Co.†(a)	13,945	418,629
Goodyear Tire & Rubber Co. (The)†	2,702	79,250
Harley-Davidson, Inc.†(b)	2,066	113,423
Johnson Controls, Inc.†	35	1,448

		616,341

Banks — 6.4%
Bank of America Corp.†	14,284	222,545
Citigroup, Inc.†(a)	9,029	447,929
Comerica, Inc.	10	411
Fifth Third Bancorp†	221	4,179
Huntington Bancshares, Inc.	63	668
JPMorgan Chase & Co.†	3,865	235,649
KeyCorp.†	90	1,171
PNC Financial Services Group, Inc. (The)†	64	5,709
Regions Financial Corp.	167	1,505
SunTrust Banks, Inc.†	1,348	51,547
US Bancorp†	63	2,584
Wells Fargo & Co.†	645	33,121

		1,007,018

Capital Goods — 16.9%
3M Co.†	78	11,058
Boeing Co. (The)†(b)	2,992	391,802
Caterpillar, Inc.†(b)	6,050	395,428
Cummins, Inc.†(b)	1,288	139,851
Danaher Corp.†	85	7,243
Deere & Co.(b)	41	3,034
Dover Corp.†(b)	1,570	89,773
Emerson Electric Co.†(a)	6,653	293,863
Fastenal Co.(b)	24	879
Flowserve Corp.(b)	16	658
Fluor Corp.†	952	40,317
General Dynamics Corp.†(a)(b)	3,072	423,782
Honeywell International, Inc.†	98	9,280
Illinois Tool Works, Inc.†	21	1,728
Ingersoll-Rand PLC (Ireland)	1,656	84,075
Jacobs Engineering Group, Inc.†(b)*	1,246	46,638
Joy Global, Inc.(b)	978	14,602
L-3 Communications Holdings, Inc.†(b)	10	1,045
Lockheed Martin Corp.†	38	7,878
Masco Corp.†(a)	3,401	85,637

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Northrop Grumman Corp.†	727	$120,646
PACCAR, Inc.†(b)	1,405	73,299
Parker-Hannifin Corp.(b)	1,390	135,247
Precision Castparts Corp.†	211	48,469
Raytheon Co.†	973	106,310
Rockwell Automation, Inc.†(b)	1,345	136,477
Rockwell Collins, Inc.(b)	9	737
Snap-on, Inc.	5	755
Stanley Black & Decker, Inc.	19	1,843
Textron, Inc.	34	1,280
Tyco International PLC (Ireland)	12	402
United Technologies Corp.	5	445
WW Grainger, Inc.(b)	8	1,720

		2,676,201

Commercial & Professional Services — 0.9%
Dun & Bradstreet Corp. (The)†	2	210
Pitney Bowes, Inc.†(b)	2,026	40,216
Robert Half International, Inc.†	1,345	68,810
Waste Management, Inc.†	523	26,051

		135,287

Consumer Durables & Apparel — 2.1%
Coach, Inc.†(a)(b)	2,775	80,281
DR Horton, Inc.(b)	36	1,057
Fossil Group, Inc.(b)*	485	27,102
Garmin Ltd. (Switzerland)	1,916	68,746
Leggett & Platt, Inc.(b)	12	495
Michael Kors Holdings Ltd. (British Virgin Islands)†*	866	36,580
Newell Rubbermaid, Inc.†	11	437
PVH Corp.	76	7,747
Ralph Lauren Corp.†	860	101,618
Whirlpool Corp.	2	295

		324,358

Consumer Services — 0.7%
Carnival Corp. (Panama)	93	4,622
McDonald’s Corp.†	118	11,627
Starwood Hotels & Resorts Worldwide, Inc.	7	465
Westrock Co.	11	566
Wyndham Worldwide Corp.†(b)	1,184	85,130

		102,410

Diversified Financials — 13.7%
Affiliated Managers Group, Inc.*	3	513

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
American Express Co.†	130	$9,637
Ameriprise Financial, Inc.†	22	2,401
BlackRock, Inc.†(b)	1,098	326,622
Capital One Financial Corp.†	3,451	250,266
Discover Financial Services†(a)	4,387	228,080
Franklin Resources, Inc.†(a)(b)	6,167	229,782
Goldman Sachs Group, Inc. (The)†	901	156,558
Invesco, Ltd. (Bermuda)	2,488	77,700
Legg Mason, Inc.†(a)	1,105	45,979
Leucadia National Corp.†	3,678	74,516
McGraw Hill Financial, Inc.†	378	32,697
Moody’s Corp.†(b)	25	2,455
Morgan Stanley†	13,890	437,535
NASDAQ OMX Group, Inc. (The)†(a)	1,541	82,182
Navient Corp.†(a)(b)	3,014	33,877
T Rowe Price Group, Inc.(a)(b)	2,582	179,449

		2,170,249

Energy — 8.6%
Baker Hughes, Inc.†	4,372	227,519
Cameron International Corp.†*	1,758	107,801
Chesapeake Energy Corp.(b)	15	110
Ensco PLC, Class A (United Kingdom)†	13	183
FMC Technologies, Inc.†*	28	868
Halliburton Co.†	8,566	302,808
Helmerich & Payne, Inc.(b)	1,079	50,994
Marathon Petroleum Corp.†	2,184	101,185
National Oilwell Varco, Inc.†	1,581	59,525
Phillips 66†	114	8,760
Schlumberger Ltd. (Curacao)†(b)	1,566	108,007
Tesoro Corp.†	454	44,147
Transocean Ltd. (Switzerland)(b)	3,647	47,119
Valero Energy Corp.†(a)	5,013	301,281

		1,360,307

Food & Staples Retailing — 2.7%
CVS Health Corp.†	84	8,104
Sysco Corp.†	5,043	196,526
Wal-Mart Stores, Inc.†(b)	3,375	218,835

		423,465

Food, Beverage & Tobacco — 3.6%
Altria Group, Inc.†	1,155	62,832
Archer-Daniels-Midland Co.†	8	332
Coca-Cola Co. (The)†	495	19,859

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
ConAgra Foods, Inc.†	779	$31,557
Dr Pepper Snapple Group, Inc.†	619	48,932
General Mills, Inc.	22	1,235
Hormel Foods Corp.	15	950
Kellogg Co.†	1,256	83,587
Keurig Green Mountain, Inc.(b)	16	834
Mead Johnson Nutrition Co.	6	422
PepsiCo, Inc.†	184	17,351
Philip Morris International, Inc.†(a)	3,059	242,670
Reynolds American, Inc.†	1,428	63,218
Tyson Foods, Inc., Class A	47	2,026

		575,805

Health Care Equipment & Services — 6.2%
Abbott Laboratories	96	3,861
Aetna, Inc.†	1,970	215,538
Anthem, Inc.†	2,131	298,340
Cardinal Health, Inc.†	41	3,150
Cigna Corp.†	1,377	185,923
CR Bard, Inc.	4	745
DaVita HealthCare Partners, Inc.*	27	1,953
Express Scripts Holding Co.†*	86	6,963
Humana, Inc.†	484	86,636
Laboratory Corp. of America Holdings*	3	325
McKesson Corp.†	16	2,960
Quest Diagnostics, Inc.†	1,445	88,824
UnitedHealth Group, Inc.†	119	13,805
Universal Health Services, Inc., Class B	12	1,498
Varian Medical Systems, Inc.(b)*	999	73,706

		984,227

Household & Personal Products — 0.5%
Clorox Co. (The)†	738	85,261

Insurance — 6.6%
ACE Ltd. (Switzerland)†	40	4,136
Aflac, Inc.†(a)	2,950	171,484
Allstate Corp. (The)†	50	2,912
American International Group, Inc.†	1,350	76,707
Assurant, Inc.†	101	7,980
Genworth Financial, Inc., Class A†*	4,989	23,049
Hartford Financial Services Group, Inc. (The)†	52	2,381
Lincoln National Corp.†	164	7,783

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Marsh & McLennan Cos., Inc.	66	$3,447
MetLife, Inc.†	3,908	184,262
Principal Financial Group, Inc.	2	95
Progressive Corp. (The)†	42	1,287
Prudential Financial, Inc.†(a)	4,524	344,774
Torchmark Corp.	2	113
Travelers Cos, Inc. (The)†	1,261	125,507
Unum Group†	2,474	79,366

		1,035,283

Materials — 7.7%
Alcoa, Inc.(a)	12,261	118,441
Avery Dennison Corp.†	919	51,988
Ball Corp.†	630	39,186
Dow Chemical Co. (The)†	1,314	55,714
Eastman Chemical Co.†	1,491	96,497
International Paper Co.†(a)	4,190	158,340
LyondellBasell Industries NV, Class A (Netherlands)†	4,695	391,375
Mosaic Co. (The)†	8	249
Newmont Mining Corp.†	1,665	26,757
Nucor Corp.†	3,214	120,686
Owens-Illinois, Inc.(b)*	1,615	33,463
Pentair PLC (United Kingdom)(b)	1,805	92,127
PPG Industries, Inc.	19	1,666
Sealed Air Corp.†	750	35,160
Sherwin-Williams Co. (The)	4	891

		1,222,540

Media — 10.2%
CBS Corp., Class B†	4,855	193,714
Comcast Corp., Class A†	347	19,737
Discovery Communications, Inc., Class A†(b)*	5,927	154,280
Interpublic Group of Cos., Inc. (The)†	4,117	78,758
Omnicom Group, Inc.†(b)	2,437	160,598
Scripps Networks Interactive, Inc., Class A(b)	1,288	63,357
TEGNA, Inc.†(a)(b)	2,277	50,982
Time Warner, Inc.†	3,424	235,400
Twenty-First Century Fox, Inc., Class A(a)(b)	17,219	464,569
Viacom, Inc., Class B†(a)(b)	3,991	172,212
Walt Disney Co. (The)†(b)	200	20,440

		1,614,047

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — 5.3%
AbbVie, Inc.	207	$11,263
Amgen, Inc.†	1,074	148,556
Gilead Sciences, Inc.†(a)	4,645	456,093
Johnson & Johnson†	347	32,392
Merck & Co, Inc.	215	10,619
Pfizer, Inc.†	5,702	179,100

		838,023

Real Estate — 1.5%
Kimco Realty Corp., REIT†	4,143	101,213
Weyerhaeuser Co., REIT†	5,157	140,992

		242,205

Retailing — 9.3%
Advance Auto Parts, Inc.(b)	8	1,516
AutoZone, Inc.†*	3	2,171
Bed Bath & Beyond, Inc.†(a)*	1,710	97,504
Best Buy Co., Inc.(a)(b)	3,453	128,175
Dollar General Corp.†	31	2,246
GameStop Corp., Class A(b)	1,062	43,765
Gap, Inc. (The)(b)	4,113	117,219
Genuine Parts Co.†(a)	1,522	126,159
Home Depot, Inc. (The)†(a)	1,167	134,777
Kohl’s Corp.†	1,951	90,351
L Brands, Inc.(b)	11	991
Lowe’s Cos., Inc.†(a)	2,887	198,972
Macy’s, Inc.†	34	1,745
Ross Stores, Inc.	38	1,842
Staples, Inc.	3	35
Target Corp.†(a)(b)	4,747	373,399
Tiffany & Co.(b)	1,292	99,768
TJX Cos, Inc. (The)	84	5,999
Urban Outfitters, Inc.(b)*	1,293	37,988

		1,464,622

Semiconductors & Semiconductor Equipment — 7.2%
Altera Corp.†	15	751
Analog Devices, Inc.	20	1,128
Applied Materials, Inc.	150	2,204
Broadcom Corp., Class A†	77	3,960
First Solar, Inc.*	1,012	43,263
Intel Corp.†	12,516	377,232
KLA-Tencor Corp.†(b)	1,584	79,200
Lam Research Corp.	2	131
Linear Technology Corp.(b)	2,404	97,001
Micron Technology, Inc.†(a)*	7,712	115,526

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
NVIDIA Corp.(a)(b)	5,106	$125,863
Texas Instruments, Inc.†(a)	3,719	184,165
Xilinx, Inc.†	2,595	110,028

		1,140,452

Software & Services — 7.2%
Accenture PLC, Class A (Ireland)†	222	21,814
CA, Inc.†(b)	4,373	119,383
Computer Sciences Corp.†(b)	1,385	85,011
eBay, Inc.*	2,022	49,418
Electronic Arts, Inc.†*	39	2,642
International Business Machines Corp.†(b)	2,801	406,061
Microsoft Corp.†	2,803	124,061
Oracle Corp.†	1,365	49,304
Paychex, Inc.†	44	2,096
Symantec Corp.†	6,861	133,584
Teradata Corp.(b)*	1,421	41,152
VeriSign, Inc.(b)*	4	282
Western Union Co. (The)(a)(b)	5,137	94,315
Xerox Corp.†	415	4,038

		1,133,161

Technology Hardware & Equipment — 14.4%
Apple, Inc.†	4,047	446,384
Cisco Systems, Inc.†(a)	17,910	470,137
Corning, Inc.†(b)	12,334	211,158
EMC Corp.	245	5,919
F5 Networks, Inc.†(b) *	8	926
Harris Corp.†	6	439
Hewlett-Packard Co.†(a)	17,984	460,570
Juniper Networks, Inc.†	3,854	99,086
Motorola Solutions, Inc.†	15	1,026
NetApp, Inc.†	11	326
QUALCOMM, Inc.†(a)	7,146	383,955
TE Connectivity Ltd. (Switzerland)†	181	10,840
Western Digital Corp.†	2,307	183,268

		2,274,034

Telecommunication Services — 1.7%
AT&T, Inc.†	440	14,335
CenturyLink, Inc.†	70	1,758
Verizon Communications, Inc.†(a)	5,638	245,309

		261,402

Transportation — 5.2%
American Airlines Group, Inc.	18	699

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
CH Robinson Worldwide, Inc.†	1,208	$81,878
CSX Corp.†	100	2,690
Delta Air Lines, Inc.†(a)	7,978	357,973
Expeditors International of Washington, Inc.†(b)	1,897	89,254
Norfolk Southern Corp.†	11	840
Southwest Airlines Co.†(a)	6,611	251,482
Union Pacific Corp.†	76	6,719
United Continental Holdings, Inc.(b)*	396	21,008
United Parcel Service, Inc., Class B†	112	11,053

		823,596

TOTAL COMMON STOCKS (Cost $24,057,496)		22,510,294

TOTAL LONG POSITIONS - 142.5%		22,510,294

(Cost $24,057,496)

SHORT POSITIONS — (82.1)%
COMMON STOCKS — (82.1)%
Banks — (0.4)%
BB&T Corp.	(23)	(819)
Hudson City Bancorp, Inc.	(3,048)	(30,998)
M&T Bank Corp.	(3)	(366)
People’s United Financial, Inc.	(213)	(3,351)
Zions Bancorporation	(1,172)	(32,277)

		(67,811)

Capital Goods — (0.3)%
Allegion PLC (Ireland)	(552)	(31,828)
AMETEK, Inc.	(231)	(12,086)
Eaton Corp. PLC (Ireland)	(20)	(1,026)
Quanta Services, Inc.*	(10)	(242)
Roper Technologies, Inc.	(4)	(627)
United Rentals, Inc.*	(6)	(360)
Xylem, Inc.	(6)	(197)

		(46,366)

Commercial & Professional Services — (1.0)%
ADT Corp. (The)	(983)	(29,392)
Cintas Corp.	(106)	(9,089)
Equifax, Inc.	(4)	(389)
Nielsen Holdings PLC (United Kingdom)	(1,288)	(57,277)
Republic Services, Inc.	(26)	(1,071)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Stericycle, Inc.*	(488)	$(67,983)

		(165,201)

Consumer Durables & Apparel — (4.3)%
Hanesbrands, Inc.	(2,316)	(67,025)
Harman International Industries, Inc.	(409)	(39,260)
Hasbro, Inc.	(720)	(51,941)
Mattel, Inc.	(1,950)	(41,067)
Mohawk Industries, Inc.*	(420)	(76,352)
NIKE, Inc., Class B	(746)	(91,736)
PulteGroup, Inc.	(2,042)	(38,533)
Under Armour, Inc., Class A*	(1,241)	(120,104)
VF Corp.	(2,273)	(155,041)

		(681,059)

Consumer Services — (3.3)%
Chipotle Mexican Grill, Inc.*	(179)	(128,925)
Darden Restaurants, Inc.	(8)	(548)
Marriott International, Inc., Class A	(16)	(1,091)
Royal Caribbean Cruises, Ltd. (Liberia)	(1,265)	(112,699)
Starbucks Corp.	(3,071)	(174,556)
Wynn Resorts Ltd.	(584)	(31,022)
Yum! Brands, Inc.	(802)	(64,120)

		(512,961)

Diversified Financials — (2.0)%
Bank of New York Mellon Corp. (The)	(12)	(470)
Berkshire Hathaway, Inc., Class B*	(175)	(22,820)
Charles Schwab Corp. (The)	(5,627)	(160,707)
CME Group, Inc.	(25)	(2,317)
E*TRADE Financial Corp.*	(1,671)	(43,997)
Intercontinental Exchange, Inc.	(5)	(1,175)
Northern Trust Corp.	(12)	(818)
PayPal Holdings, Inc.*	(84)	(2,607)
State Street Corp.	(1,218)	(81,862)

		(316,773)

Energy — (16.4)%
Anadarko Petroleum Corp.	(2,924)	(176,580)
Apache Corp.	(12)	(470)
Cabot Oil & Gas Corp.	(2,382)	(52,071)
Chevron Corp.	(3,472)	(273,871)
Cimarex Energy Co.	(543)	(55,647)
ConocoPhillips	(5,570)	(267,137)
CONSOL Energy, Inc.	(1,316)	(12,897)
Devon Energy Corp.	(7)	(260)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Diamond Offshore Drilling, Inc.	(789)	$(13,650)
EOG Resources, Inc.	(3,161)	(230,121)
EQT Corp.	(877)	(56,803)
Exxon Mobil Corp.	(3,487)	(259,258)
Hess Corp.	(1,652)	(82,699)
Kinder Morgan, Inc.	(8,561)	(236,968)
Marathon Oil Corp.	(3,897)	(60,014)
Murphy Oil Corp.	(679)	(16,432)
Newfield Exploration Co.*	(938)	(30,860)
Noble Energy, Inc.	(2,244)	(67,724)
Occidental Petroleum Corp.	(3,974)	(262,880)
ONEOK, Inc.	(1,202)	(38,704)
Pioneer Natural Resources Co.	(857)	(104,245)
Range Resources Corp.	(974)	(31,285)
Southwestern Energy Co.*	(15)	(190)
Spectra Energy Corp.	(3,864)	(101,507)
Williams Cos., Inc. (The)	(4,315)	(159,008)

		(2,591,281)

Food & Staples Retailing — (1.6)%
Costco Wholesale Corp.	(953)	(137,775)
Kroger Co. (The)	(3,042)	(109,725)

		(247,500)

Food, Beverage & Tobacco — (3.4)%
Brown-Forman Corp., Class B	(673)	(65,214)
Campbell Soup Co.	(21)	(1,064)
Coca-Cola Enterprises, Inc.	(2)	(97)
Constellation Brands, Inc., Class A	(1,124)	(140,736)
Hershey Co. (The)	(14)	(1,286)
JM Smucker Co. (The)	(344)	(39,247)
Kraft Heinz Co. (The)	(3)	(212)
McCormick & Co., Inc.	(737)	(60,567)
Molson Coors Brewing Co., Class B	(11)	(913)
Mondelez International, Inc., Class A	(2,780)	(116,399)
Monster Beverage Corp.*	(797)	(107,707)

		(533,442)

Health Care Equipment & Services — (4.4)%
AmerisourceBergen Corp.	(568)	(53,954)
Baxter International, Inc.	(3,119)	(102,459)
Becton Dickinson and Co.	(44)	(5,837)
Boston Scientific Corp.*	(97)	(1,592)
Cerner Corp.*	(1,985)	(119,021)
DENTSPLY International, Inc.	(2)	(101)
Edwards Lifesciences Corp.*	(391)	(55,588)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
HCA Holdings, Inc.*	(9)	$(696)
Henry Schein, Inc.*	(4)	(531)
Intuitive Surgical, Inc.*	(193)	(88,699)
Medtronic PLC (Ireland)	(1,563)	(104,627)
Patterson Cos, Inc.	(572)	(24,739)
St Jude Medical, Inc.	(6)	(379)
Stryker Corp.	(6)	(565)
Tenet Healthcare Corp.*	(572)	(21,118)
Zimmer Biomet Holdings, Inc.	(1,170)	(109,898)

		(689,804)

Household & Personal Products — (0.1)%
Colgate-Palmolive Co.	(10)	(635)
Estee Lauder Cos, Inc., Class A (The)	(19)	(1,533)
Kimberly-Clark Corp.	(27)	(2,944)
Procter & Gamble Co. (The)	(73)	(5,252)

		(10,364)

Insurance — (1.5)%
Aon PLC (United Kingdom)	(592)	(52,457)
Chubb Corp. (The)	(296)	(36,304)
Cincinnati Financial Corp.	(37)	(1,991)
Loews Corp.	(2,104)	(76,039)
XL Group PLC (Ireland)	(1,750)	(63,560)

		(230,351)

Materials — (3.5)%
Air Products & Chemicals, Inc.	(1,123)	(143,272)
Airgas, Inc.	(365)	(32,605)
CF Industries Holdings, Inc.	(1,343)	(60,301)
Ecolab, Inc.	(6)	(658)
EI du Pont de Nemours & Co.	(103)	(4,965)
FMC Corp.	(769)	(26,077)
Freeport-McMoRan, Inc.	(5,987)	(58,014)
Martin Marietta Materials, Inc.	(385)	(58,501)
Monsanto Co.	(105)	(8,961)
Praxair, Inc.	(21)	(2,139)
Sigma-Aldrich Corp.	(691)	(95,994)
Vulcan Materials Co.	(765)	(68,238)

		(559,725)

Media — (0.6)%
Cablevision Systems Corp., Class A	(281)	(9,124)
News Corp., Class A	(715)	(9,023)
Time Warner Cable, Inc.	(467)	(83,766)

		(101,913)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (7.2)%
Alexion Pharmaceuticals, Inc.*	(696)	$(108,847)
Allergan PLC (Ireland)*	(558)	(151,670)
Baxalta, Inc.	(1,507)	(47,486)
Bristol-Myers Squibb Co.	(120)	(7,104)
Celgene Corp.*	(99)	(10,709)
Eli Lilly & Co.	(77)	(6,444)
Endo International PLC (Ireland)*	(15)	(1,039)
Mallinckrodt PLC (Ireland)*	(675)	(43,160)
Mylan NV (Netherlands)*	(2,133)	(85,875)
PerkinElmer, Inc.	(515)	(23,669)
Perrigo Co. PLC (Ireland)	(834)	(131,163)
Regeneron Pharmaceuticals, Inc.*	(287)	(133,495)
Thermo Fisher Scientific, Inc.	(1,562)	(191,001)
Vertex Pharmaceuticals, Inc.*	(1,439)	(149,857)
Waters Corp.*	(90)	(10,639)
Zoetis, Inc.	(807)	(33,232)

		(1,135,390)

Real Estate — (6.2)%
American Tower Corp.	(1,332)	(117,189)
Apartment Investment & Management Co., Class A	(12)	(444)
AvalonBay Communities, Inc.	(50)	(8,741)
Boston Properties, Inc.	(630)	(74,592)
Crown Castle International Corp.	(178)	(14,039)
Equity Residential	(43)	(3,230)
Essex Property Trust, Inc.	(374)	(83,559)
General Growth Properties, Inc.	(5,098)	(132,395)
HCP, Inc.	(34)	(1,266)
Host Hotels & Resorts, Inc.	(54)	(854)
Iron Mountain, Inc., REIT	(16)	(496)
Macerich Co. (The)	(912)	(70,060)
Plum Creek Timber Co., Inc.	(13)	(514)
Prologis, Inc.	(38)	(1,478)
Public Storage	(345)	(73,012)
Realty Income Corp.	(1,351)	(64,024)
Simon Property Group, Inc.	(325)	(59,709)
SL Green Realty Corp.	(573)	(61,976)
Ventas, Inc.	(1,910)	(107,075)
Vornado Realty Trust	(1,085)	(98,106)

		(972,759)

Retailing — (6.6)%
Amazon.com, Inc.*	(512)	(262,088)
AutoNation, Inc.*	(653)	(37,992)
CarMax, Inc.*	(1,179)	(69,938)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Dollar Tree, Inc.*	(1,351)	$(90,058)
Expedia, Inc.	(775)	(91,202)
Netflix, Inc.*	(2,440)	(251,954)
Nordstrom, Inc.	(1,083)	(77,662)
O’Reilly Automotive, Inc.*	(9)	(2,250)
Priceline Group, Inc. (The)*	(52)	(64,317)
Signet Jewelers Ltd. (Bermuda)	(293)	(39,886)
Tractor Supply Co.	(4)	(337)
TripAdvisor, Inc.*	(829)	(52,244)
Walgreens Boots Alliance, Inc.	(28)	(2,327)

		(1,042,255)

Semiconductors & Semiconductor Equipment — (2.1)%
Avago Technologies Ltd. (Singapore)	(1,582)	(197,766)
Microchip Technology, Inc.	(11)	(474)
Qorvo, Inc.*	(848)	(38,202)
Skyworks Solutions, Inc.	(1,099)	(92,547)

		(328,989)

Software & Services — (9.3)%
Activision Blizzard, Inc.	(29)	(896)
Adobe Systems, Inc.*	(2,800)	(230,216)
Akamai Technologies, Inc.*	(722)	(49,861)
Alliance Data Systems Corp.*	(355)	(91,938)
Autodesk, Inc.*	(1,302)	(57,470)
Automatic Data Processing, Inc.	(238)	(19,126)
Citrix Systems, Inc.*	(922)	(63,876)
Facebook, Inc., Class A*	(2,910)	(261,609)
Fidelity National Information Services, Inc.	(269)	(18,045)
Fiserv, Inc.*	(490)	(42,439)
Google, Inc., Class A*	(224)	(142,995)
Intuit, Inc.	(1,598)	(141,821)
MasterCard, Inc., Class A	(82)	(7,390)
Red Hat, Inc.*	(1,056)	(75,905)
salesforce.com inc*	(3,749)	(260,293)
Total System Services, Inc.	(14)	(636)
Visa, Inc., Class A	(131)	(9,125)

		(1,473,641)

Technology Hardware & Equipment — (0.1)%
Amphenol Corp., Class A	(8)	(408)
FLIR Systems, Inc.	(757)	(21,188)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
SanDisk Corp.	(3)	$(163)
Seagate Technology PLC (Ireland)	(7)	(314)

		(22,073)

Telecommunication Services — (1.3)%
Equinix, Inc.	(327)	(89,402)
Frontier Communications Corp.	(6,725)	(31,944)
Level 3 Communications, Inc.*	(2,041)	(89,171)

		(210,517)

Transportation — (1.2)%
FedEx Corp.	(399)	(57,448)
JB Hunt Transport Services, Inc.	(670)	(47,838)
Kansas City Southern	(635)	(57,709)
Ryder System, Inc.	(307)	(22,730)

		(185,725)

Utilities — (5.3)%
AGL Resources, Inc.	(8)	(488)
Ameren Corp.	(1,354)	(57,234)
American Electric Power Co., Inc.	(35)	(1,990)
CenterPoint Energy, Inc.	(2,476)	(44,667)
CMS Energy Corp.	(19)	(671)
Columbia Pipeline Group, Inc.	(2)	(37)
Consolidated Edison, Inc.	(433)	(28,946)
Dominion Resources, Inc.	(1,694)	(119,224)
DTE Energy Co.	(122)	(9,805)
Duke Energy Corp.	(49)	(3,525)
Edison International	(379)	(23,904)
Entergy Corp.	(13)	(846)
Eversource Energy	(22)	(1,114)
Exelon Corp.	(61)	(1,812)
FirstEnergy Corp.	(531)	(16,626)
NextEra Energy, Inc.	(839)	(81,844)
NiSource, Inc.	(23)	(427)
NRG Energy, Inc.	(24)	(356)
Pepco Holdings, Inc.	(1,458)	(35,313)
PG&E Corp.	(1,510)	(79,728)
Pinnacle West Capital Corp.	(7)	(449)
PPL Corp.	(534)	(17,563)
Public Service Enterprise Group, Inc.	(1,257)	(52,995)
SCANA Corp.	(11)	(619)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value

COMMON STOCKS — (Continued)
Utilities — (Continued)
Sempra Energy	(17)	$(1,644)
Southern Co. (The)	(2,913)	(130,211)
TECO Energy, Inc.	(1,353)	(35,530)
WEC Energy Group, Inc.	(1,817)	(94,884)
Xcel Energy, Inc.	(36)	(1,275)

		(843,727)

TOTAL COMMON STOCK (Proceeds $14,050,949)		(12,969,627)

TOTAL SECURITES SOLD SHORT - (82.1)%		(12,969,627)

(Proceeds $14,050,949)

OTHER ASSETS IN EXCESS OF LIABILITIES - 39.6%		6,260,655

NET ASSETS - 100.0%		$15,801,322

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	Security position is either entirely or partially designated as collateral for securities on loan.
(b)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
LONG POSITIONS — 173.3%
COMMON STOCKS — 173.3%
Automobiles & Components — 5.2%
Allison Transmission Holdings, Inc.†	30,740	$820,451
American Axle & Manufacturing Holdings, Inc.†(a)*	446,904	8,911,266
Delphi Automotive PLC (Jersey)†	115,134	8,754,789
General Motors Co.†	117,450	3,525,849
Gentex Corp.†(b)	217,524	3,371,622
Gentherm, Inc.*	3	135
Goodyear Tire & Rubber Co. (The)(a)	289,690	8,496,608
Harley-Davidson, Inc.†(b)	158,309	8,691,164
Johnson Controls, Inc.†(a)	157,661	6,520,859
Magna International, Inc. (Canada)	18,313	879,207
Thor Industries, Inc.	8,626	446,827
Visteon Corp.(a)*	79,439	8,042,404

		58,461,181

Capital Goods — 24.8%
Actuant Corp., Class A(b)	61,953	1,139,316
Aegion Corp.†*	77,199	1,272,239
American Woodmark Corp.†*	51,671	3,351,898
Apogee Enterprises, Inc.(a)	81,538	3,640,672
Applied Industrial Technologies, Inc.†	86,014	3,281,434
Armstrong World Industries, Inc.*	1,913	91,327
AZZ, Inc.†	49,208	2,395,938
Babcock & Wilcox Co. (The)(a)	179,600	4,734,256
Babcock & Wilcox Enterprises, Inc.†*	142,477	2,393,614
Barnes Group, Inc.†	28,181	1,015,925
Boeing Co. (The)†	47,505	6,220,780
Brady Corp., Class A(b)	62,235	1,223,540
Briggs & Stratton Corp.	108,838	2,101,662
Caterpillar, Inc.†(b)	80,570	5,266,055
Chicago Bridge & Iron Co. NV (Netherlands)(b)	197,098	7,816,907
CLARCOR, Inc.	20,029	954,983
Colfax Corp.*	33,037	988,137
Comfort Systems USA, Inc.†	134,371	3,662,953
Continental Building Products, Inc.†*	112,437	2,309,456
Crane Co.†(a)	97,756	4,556,407
Cummins, Inc.†(b)	103,015	11,185,369
DigitalGlobe, Inc.†(b)*	194,805	3,705,191
Dover Corp.†	143,074	8,180,971
EMCOR Group, Inc.†(a)	69,861	3,091,349
Emerson Electric Co.(a)	98,585	4,354,499
Fastenal Co.(b)	58,084	2,126,455
Federal Signal Corp.†(b)	113,421	1,555,002

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Fluor Corp.†(a)(b)	300,140	$12,710,929
General Cable Corp.(a)(b)	24,250	288,575
General Dynamics Corp.†(a)	101,460	13,996,407
GoPro, Inc., Class A(b)*	104,729	3,269,639
HD Supply Holdings, Inc.*	91,808	2,627,545
Heico Corp.	11,993	586,218
Honeywell International, Inc.†	22,795	2,158,459
Hubbell, Inc., Class B	6,916	587,514
Huntington Ingalls Industries, Inc.†(a)	47,600	5,100,340
II-VI, Inc.*	83,822	1,347,858
Jacobs Engineering Group, Inc.(b)*	134,101	5,019,400
John Bean Technologies Corp.†	34,994	1,338,520
Joy Global, Inc.(b)	144,255	2,153,727
Kaman Corp.(b)	37,871	1,357,675
KBR, Inc.(a)	549,095	9,147,923
Kennametal, Inc.†(a)	264,517	6,583,828
Keysight Technologies, Inc.†*	37,962	1,170,748
Lincoln Electric Holdings, Inc.†(a)(b)	143,376	7,517,204
Lindsay Corp.	11,840	802,634
Masco Corp.†	370,091	9,318,891
Masonite International Corp. (Canada)*	13,567	821,889
Meritor, Inc.(a)(b)*	141,040	1,499,255
Moog, Inc., Class A†*	57,911	3,131,248
MRC Global, Inc.†(a)(b)*	680,415	7,586,627
MSC Industrial Direct Co., Inc., Class A(b)	2,171	132,496
Mueller Water Products, Inc., Class A	14,448	110,672
NCI Building Systems, Inc.*	2,479	26,203
PACCAR, Inc.†(a)(b)	178,654	9,320,379
Parker-Hannifin Corp.(b)	116,973	11,381,473
Quanta Services, Inc.(b)*	84,112	2,036,352
Rexnord Corp.*	8,877	150,731
Rockwell Automation, Inc.(a)(b)	129,357	13,125,855
Spirit AeroSystems Holdings, Inc., Class A†*	306,785	14,829,987
Standex International Corp.	5,845	440,421
Stanley Black & Decker, Inc.(a)	168,135	16,305,732
Sun Hydraulics Corp.	30,809	846,323
Timken Co. (The)	40,637	1,117,111
TriMas Corp.†*	42,862	700,794
Triumph Group, Inc.†(a)	97,366	4,097,161
Valmont Industries, Inc.	1,722	163,401
Wabash National Corp.(b)*	462,953	4,902,672

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Watts Water Technologies, Inc., Class A†	7,887	$416,591
WESCO International, Inc.(b)*	146,367	6,801,675

		279,645,417

Commercial & Professional Services — 8.1%
ABM Industries, Inc.	21,887	597,734
ACCO Brands Corp.†*	234,311	1,656,579
CEB, Inc.†(b)	37,463	2,560,221
Cintas Corp.†(a)	125,070	10,724,752
Copart, Inc.†*	124,065	4,081,738
Deluxe Corp.†(b)	107,622	5,998,850
Herman Miller, Inc.†	101,447	2,925,732
HNI Corp.(b)	10,827	464,478
IHS, Inc., Class A*	3,920	454,720
Insperity, Inc.†(b)	55,639	2,444,221
Interface, Inc.†	174,782	3,922,108
KAR Auction Services, Inc.	57,151	2,028,860
Korn/Ferry International†	110,473	3,653,342
ManpowerGroup, Inc.†	76,330	6,250,664
Multi-Color Corp.(b)	30,230	2,312,293
On Assignment, Inc.(a)*	34,148	1,260,061
Pitney Bowes, Inc.†	64,951	1,289,277
Quad/Graphics, Inc.†	87,065	1,053,486
Ritchie Bros Auctioneers, Inc. (Canada)(b)	263,035	6,807,346
Robert Half International, Inc.†	64,784	3,314,349
RPX Corp.†*	108,688	1,491,199
ServiceMaster Global Holdings, Inc.(a)*	83,948	2,816,455
Team, Inc.*	700	22,484
Tetra Tech, Inc.(a)(b)	128,829	3,131,833
Towers Watson & Co., Class A†	103,374	12,134,040
TrueBlue, Inc.†*	107,319	2,411,458
UniFirst Corp.†(b)	26,790	2,861,440
US Ecology, Inc.(b)	37,113	1,619,982
West Corp.†	46,925	1,051,120

		91,340,822

Consumer Durables & Apparel — 6.3%
Brunswick Corp.†	187,071	8,958,830
Columbia Sportswear Co.(a)(b)	46,426	2,729,385
DR Horton, Inc.(a)	340,136	9,986,393
Essendant, Inc.	4,829	156,604
Ethan Allen Interiors, Inc.(b)	588	15,529
Fossil Group, Inc.(b)*	171,432	9,579,620

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Garmin Ltd. (Switzerland)	43,140	$1,547,863
Harman International Industries, Inc.†	6,774	650,236
Helen Of Troy Ltd. (Bermuda)(a)*	79,146	7,067,738
Iconix Brand Group, Inc.(b)*	7,349	99,359
Leggett & Platt, Inc.(b)	6,075	250,594
lululemon athletica, Inc.(b)*	82,704	4,188,958
Michael Kors Holdings Ltd. (British Virgin Islands)†(a)*	220,663	9,320,805
Oxford Industries, Inc.†(b)	56,950	4,207,466
PVH Corp.†	5,216	531,719
Skechers U.S.A., Inc., Class A*	12,215	1,637,787
Smith & Wesson Holding Corp.(a)*	241,341	4,071,423
Sturm Ruger & Co., Inc.(b)	1,087	63,796
Tumi Holdings, Inc.(b)*	171,004	3,013,091
Tupperware Brands Corp.(b)	24,490	1,212,010
Wolverine World Wide, Inc.(b)	81,387	1,761,215

		71,050,421

Consumer Services — 8.1%
Amaya, Inc. (Canada)(b)*	5,248	95,514
Apollo Education Group, Inc.†*	523,556	5,790,529
Bloomin’ Brands, Inc.(a)	161,828	2,942,033
Bob Evans Farms, Inc.†	93,751	4,064,106
Boyd Gaming Corp.†(b)*	447,251	7,290,191
Brinker International, Inc.(b)	97,563	5,138,643
Capella Education Co.†	29,958	1,483,520
Carnival Corp. (Panama)	40,487	2,012,204
Churchill Downs, Inc.	20,754	2,777,093
Darden Restaurants, Inc.†	152,221	10,433,227
DeVry Education Group, Inc.(b)	125,981	3,427,943
DineEquity, Inc.†	47,236	4,329,652
Graham Holdings Co., Class B†	9,799	5,654,023
Hillenbrand, Inc.†(b)	87,525	2,276,525
Hyatt Hotels Corp., Class A†(a)(b)*	112,024	5,276,330
Interval Leisure Group, Inc.(b)	13,368	245,437
La Quinta Holdings, Inc.(a)*	301,137	4,751,942
Las Vegas Sands Corp.	28,045	1,064,869
Matthews International Corp., Class A	34,631	1,695,880
Pinnacle Entertainment, Inc.(b)*	107,919	3,651,979
Popeyes Louisiana Kitchen, Inc.(b)*	2,872	161,866
Service Corp. International(b)	74,754	2,025,833
Sonic Corp.(b)	5,601	128,543
Speedway Motorsports, Inc.†	14,052	253,639
Vail Resorts, Inc.†(a)(b)	51,442	5,384,949

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Wyndham Worldwide Corp.†(a)(b)	128,310	$9,225,489

		91,581,959

Food & Staples Retailing — 4.6%
Fresh Market, Inc. (The)(b)*	235,060	5,310,005
Ingles Markets, Inc., Class A†(b)	53,578	2,562,636
PriceSmart, Inc.(b)	26,751	2,068,922
Rite Aid Corp.(a)*	899,370	5,459,176
SpartanNash Co.†	55,493	1,434,494
Sprouts Farmers Market, Inc.(b)*	153,004	3,228,384
SUPERVALU, Inc.†*	1,246,619	8,950,724
Sysco Corp.†	106,352	4,144,537
Wal-Mart Stores, Inc.(a)(b)	107,432	6,965,891
Weis Markets, Inc.	13,309	555,651
Whole Foods Market, Inc.(a)(b)	335,556	10,620,347

		51,300,767

Food, Beverage & Tobacco — 11.9%
B&G Foods, Inc.†	41,216	1,502,323
Blue Buffalo Pet Products, Inc.*	122,671	2,197,038
Boston Beer Co., Inc., Class A(b)*	21,175	4,459,667
Campbell Soup Co.(b)	28,628	1,450,867
Coca-Cola Co. (The)†	37,395	1,500,287
Coca-Cola Enterprises, Inc.†	20,026	968,257
ConAgra Foods, Inc.†(b)	358,011	14,503,026
Cott Corp. (Canada)	120,901	1,309,358
Dean Foods Co.†(b)	696,936	11,513,383
Diamond Foods, Inc.(b)*	13,903	429,047
Flowers Foods, Inc.†(b)	286,805	7,095,556
Fresh Del Monte Produce, Inc. (Cayman Islands)	47,645	1,882,454
General Mills, Inc.†	142,923	8,022,268
Hain Celestial Group, Inc. (The)†*	32,654	1,684,946
Hormel Foods Corp.(a)	23,030	1,458,029
Ingredion, Inc.†	57,899	5,055,162
Kellogg Co.†	38,865	2,586,466
Keurig Green Mountain, Inc.(a)(b)	91,394	4,765,283
Kraft Heinz Co. (The)	4,510	318,316
Mead Johnson Nutrition Co.†	138,220	9,730,688
Philip Morris International, Inc.†(a)	165,076	13,095,479
Pilgrim’s Pride Corp.(b)	629,738	13,085,956
Reynolds American, Inc.†	44,628	1,975,682
Sanderson Farms, Inc.(b)	181,895	12,472,540
Tyson Foods, Inc., Class A†(b)	128,318	5,530,506

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Universal Corp.(b)	105,338	$5,221,605

		133,814,189

Health Care Equipment & Services — 9.6%
Abaxis, Inc.(b)	20,213	889,170
Abbott Laboratories†(b)	324,039	13,032,848
Air Methods Corp.(b)*	36,877	1,257,137
Allscripts Healthcare Solutions, Inc.*	66,023	818,685
Amedisys, Inc.(b)*	69,414	2,635,649
Amsurg Corp.†(b)*	28,020	2,177,434
Anika Therapeutics, Inc.†*	37,985	1,209,062
Cardinal Health, Inc.†	59,881	4,600,058
Chemed Corp.	17	2,269
Computer Programs & Systems, Inc.(b)	23,588	993,762
Cyberonics, Inc.(b)*	43,239	2,628,066
DENTSPLY International, Inc.†	69,172	3,498,028
Express Scripts Holding Co.*	14,752	1,194,322
Globus Medical, Inc., Class A†*	26,721	552,056
HMS Holdings Corp.(a)*	226,093	1,982,836
Hologic, Inc.(a)*	160,182	6,267,922
ICU Medical, Inc.†*	32,416	3,549,552
Integra LifeSciences Holdings Corp.(b)*	18,278	1,088,455
Laboratory Corp. of America Holdings†*	6,578	713,516
LHC Group, Inc.*	16,251	727,557
LifePoint Health, Inc.†(b)*	117,721	8,346,419
McKesson Corp.†(a)	55,971	10,356,314
MedAssets, Inc.(b)*	64,307	1,289,998
MEDNAX, Inc.†*	19,483	1,496,100
Meridian Bioscience, Inc.(b)	24,666	421,789
National HealthCare Corp.	3,909	238,019
Natus Medical, Inc.†*	81,428	3,212,335
Owens & Minor, Inc.(b)	181,468	5,796,088
PharMerica Corp.†*	12,946	368,573
Quality Systems, Inc.†	149,322	1,863,539
Quest Diagnostics, Inc.†(a)	108,805	6,688,243
STERIS Corp.(b)	30,157	1,959,300
Teleflex, Inc.(a)(b)	61,077	7,586,374
Universal Health Services, Inc., Class B	768	95,854
Varian Medical Systems, Inc.(b)*	87,611	6,463,940
Veeva Systems, Inc. Class A(b)*	114,031	2,669,466

		108,670,735

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — 2.2%
Avon Products, Inc.†(b)	2,326,779	$7,562,032
Central Garden & Pet Co., Class A*	2,423	39,035
Clorox Co. (The)†(a)	39,250	4,534,552
Colgate-Palmolive Co.	19,992	1,268,692
Edgewell Personal Care Co.†(b)	139,971	11,421,634
Estee Lauder Cos., Inc. (The), Class A	546	44,051
Procter & Gamble Co. (The)†	3,107	223,518

		25,093,514

Materials — 0.0%
Univar, Inc.*	4,832	87,701

Media — 7.6%
AMC Entertainment Holdings, Inc., Class A	1,974	49,725
AMC Networks, Inc., Class A(b)*	15,275	1,117,672
CBS Corp., Class B†(a)(b)	189,630	7,566,237
Discovery Communications, Inc., Class A(b)*	69,531	1,809,892
Gannett Co., Inc.	1,324	19,503
Loral Space & Communications, Inc.(b)*	8,290	390,293
Madison Square Garden, Inc., Class A†(a)*	111,320	8,030,625
Meredith Corp.(b)	60,089	2,558,590
New York Times Co. (The), Class A(b)	243,258	2,872,877
News Corp., Class A	313,768	3,959,752
Nexstar Broadcasting Group, Inc., Class A(a)(b)	71,292	3,375,676
Orbital ATK, Inc.†	111,676	8,026,154
Regal Entertainment Group, Class A(b)	241,093	4,506,028
Scholastic Corp.(a)(b)	27,357	1,065,829
Scripps Networks Interactive, Inc., Class A(b)	152,273	7,490,309
TEGNA, Inc.(a)(b)	229,761	5,144,349
Time Warner, Inc.	56,385	3,876,469
Twenty-First Century Fox, Inc., Class A†(b)	417,303	11,258,835
Viacom, Inc., Class B†	194,490	8,392,244
Walt Disney Co. (The)†	20,874	2,133,323
World Wrestling Entertainment, Inc., Class A(b)	93,409	1,578,612

		85,222,994

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — 11.9%
Agilent Technologies, Inc.	67,213	$2,307,422
AMAG Pharmaceuticals, Inc.†(b)*	216,189	8,589,189
Amgen, Inc.†	82,338	11,388,992
Bio-Rad Laboratories, Inc., Class A†*	53,144	7,137,771
Cambrex Corp.†*	64,337	2,552,892
Depomed, Inc.†(b)*	226,735	4,273,955
Enanta Pharmaceuticals, Inc.(b)*	84,812	3,065,106
Gilead Sciences, Inc.†(a)	212,019	20,818,146
Jazz Pharmaceuticals PLC (Ireland)*	651	86,459
Lannett Co., Inc.(b)*	310,633	12,897,482
Luminex Corp.(b)*	37,801	639,215
Mettler-Toledo International, Inc.(a)(b)*	19,187	5,463,306
PAREXEL International Corp.†(a)*	178,921	11,078,788
PDL BioPharma, Inc.(b)	992,135	4,990,439
PerkinElmer, Inc.	7,976	366,577
Pfizer, Inc.†	303,469	9,531,961
Phibro Animal Health Corp., Class A†	47,473	1,501,571
Prestige Brands Holdings, Inc.†*	22,042	995,417
Quintiles Transnational Holdings, Inc.†*	113,704	7,910,387
Sucampo Pharmaceuticals, Inc., Class A*	33,843	672,460
United Therapeutics Corp.(a)*	59,283	7,780,301
Valeant Pharmaceuticals International, Inc. (Canada)*	45,196	8,062,063
Waters Corp.†*	20,556	2,429,925

		134,539,824

Retailing — 17.0%
Aaron’s, Inc.(b)	59,956	2,165,011
Asbury Automotive Group, Inc.†(b)*	57,981	4,705,158
Ascena Retail Group, Inc.†*	650,419	9,047,328
Barnes & Noble, Inc.(a)(b)	280,503	3,396,891
Bed Bath & Beyond, Inc.(a)(b)*	151,837	8,657,746
Big Lots, Inc.(b)	312,590	14,979,313
Buckle, Inc. (The)†	41,165	1,521,870
Caleres, Inc.†(b)	92,002	2,808,821
Cato Corp. (The), Class A†	54,910	1,868,587
Chico’s FAS, Inc.†(a)	660,690	10,392,654
Children’s Place Retail Store, Inc. (The)(b)	103,877	5,990,587
DSW, Inc., Class A	59,593	1,508,299
Express, Inc.(a)*	34,489	616,318
Finish Line, Inc. (The), Class A(b)	12,627	243,701
Foot Locker, Inc.(a)(b)	150,485	10,830,405

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
GameStop Corp., Class A(b)	36,407	$1,500,332
Gap, Inc. (The)(b)	113,154	3,224,889
Genesco, Inc.(a)*	1,773	101,185
Genuine Parts Co.†	73,877	6,123,665
GNC Holdings, Inc., Class A†(a)	233,817	9,450,883
Group 1 Automotive, Inc.	275	23,416
Guess?, Inc.(b)	491,002	10,487,803
Hibbett Sports, Inc.(b)*	136,948	4,794,550
Home Depot, Inc. (The)†(b)	34,431	3,976,436
Liberty Interactive Corp., Class A(a)*	84,780	2,223,779
LKQ Corp.(a)(b)*	212,792	6,034,781
Lowe’s Cos., Inc.†(a)	172,861	11,913,580
Men’s Wearhouse, Inc. (The)	82,809	3,521,039
Michaels Cos., Inc. (The)(a)*	122,411	2,827,694
Outerwall, Inc.(b)	181,018	10,305,355
Penske Automotive Group, Inc.	30,069	1,456,542
Pier 1 Imports, Inc.(b)	15,415	106,364
RetailMeNot, Inc.*	99,124	816,782
Ross Stores, Inc.(a)	161,428	7,824,415
Sally Beauty Holdings, Inc.†*	165,774	3,937,132
Select Comfort Corp.(b)*	49,357	1,079,931
Target Corp.(a)(b)	160,092	12,592,837
Tiffany & Co.†	70,506	5,444,473
Urban Outfitters, Inc.(b)*	63,303	1,859,842
Vitamin Shoppe, Inc.(b)*	21,414	698,953

		191,059,347

Semiconductors & Semiconductor Equipment — 7.5%
Advanced Energy Industries, Inc.†*	100,303	2,637,969
Altera Corp.†	27,658	1,385,113
Ambarella, Inc. (Cayman Islands)(b)*	59,769	3,454,050
Amkor Technology, Inc.*	44,105	198,031
Analog Devices, Inc.†	58,799	3,316,852
Cabot Microelectronics Corp.†*	51,424	1,992,166
Cirrus Logic, Inc.†(a)(b)*	316,101	9,960,343
Integrated Device Technology, Inc.†(a)*	567,087	11,511,866
KLA-Tencor Corp.(a)(b)	166,345	8,317,250
Lam Research Corp.(a)(b)	150,255	9,816,159
Linear Technology Corp.(a)	42,736	1,724,398
Maxim Integrated Products, Inc.(a)	100,648	3,361,643
Micron Technology, Inc.†(a)(b)*	618,017	9,257,895
MKS Instruments, Inc.†(b)	94,374	3,164,360
Rambus, Inc.(b)*	91,150	1,075,570
Skyworks Solutions, Inc.†	94,845	7,986,897

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Tessera Technologies, Inc.(a)	175,430	$5,685,686

		84,846,248

Software & Services — 18.6%
Accenture PLC, Class A (Ireland)†	57,103	5,610,941
Activision Blizzard, Inc.†	149,974	4,632,697
Amdocs, Ltd. (Channel Islands)†	121,946	6,936,289
ANSYS, Inc.†*	8,490	748,309
Aspen Technology, Inc.†*	177,508	6,729,328
AVG Technologies NV (Netherlands)†*	120,696	2,625,138
Bankrate, Inc.(b)*	50,521	522,892
Broadridge Financial Solutions, Inc.†	172,152	9,528,613
CA, Inc.†(a)	336,505	9,186,586
CACI International, Inc., Class A*	280	20,712
CGI Group, Inc., Class A (Canada)(b)*	92,090	3,334,579
Computer Sciences Corp.†	249,215	15,296,817
Convergys Corp.†(b)	217,090	5,016,950
CSG Systems International, Inc.(b)	59,928	1,845,782
DST Systems, Inc.†	84,374	8,871,082
EarthLink Holdings Corp.†	417,589	3,248,842
eBay, Inc.†(a)*	421,325	10,297,183
Electronic Arts, Inc.†*	339,613	23,008,781
Endurance International Group Holdings, Inc.(b)*	13,314	177,875
Euronet Worldwide, Inc.*	28,900	2,141,201
GrubHub, Inc.†(b)*	85,134	2,072,162
International Business Machines Corp.(a)(b)	42,168	6,113,095
Intuit, Inc.†	20,755	1,842,006
Jack Henry & Associates, Inc.(a)	17,182	1,196,039
MAXIMUS, Inc.†(a)	69,658	4,148,831
Mentor Graphics Corp.†	208,816	5,143,138
MicroStrategy, Inc., Class A†(b)*	34,417	6,761,908
NetScout Systems, Inc.(b)*	31,470	1,113,094
NeuStar, Inc., Class A(b)*	239,541	6,517,911
NIC, Inc.†	39,318	696,322
Oracle Corp.	121,626	4,393,131
Paycom Software, Inc.(b)*	21,657	777,703
Qualys, Inc.*	1,060	30,168
Science Applications International Corp.†	6,796	273,267
Sykes Enterprises, Inc.†*	62,100	1,583,550
Symantec Corp.	17,550	341,698
TeleTech Holdings, Inc.	7,997	214,240

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Teradata Corp.(b)*	125,209	$3,626,053
TiVo, Inc.†(a)*	658,235	5,700,315
VASCO Data Security International, Inc.(b)*	106,697	1,818,117
VeriSign, Inc.(b)*	213,959	15,096,947
VMware, Inc., Class A(b)*	12,296	968,802
Web.com Group, Inc.*	6,042	127,365
WebMD Health Corp.†*	107,946	4,300,569
Western Union Co. (The)(a)(b)	785,344	14,418,916

		209,055,944

Technology Hardware & Equipment — 17.2%
Anixter International, Inc.†*	75,350	4,353,723
Apple, Inc.†	59,764	6,591,969
Arrow Electronics, Inc.†*	38,544	2,130,712
Avnet, Inc.†	41,924	1,789,316
AVX Corp.†(b)	80,872	1,058,615
Brocade Communications Systems, Inc.†(a)	1,455,087	15,103,803
CDW Corp.†(b)	199,252	8,141,437
Ciena Corp.(b)*	319,223	6,614,301
Cisco Systems, Inc.†	276,420	7,256,025
CommScope Holding Co., Inc.†(a)*	275,543	8,274,556
EMC Corp.	1,427	34,476
F5 Networks, Inc.(b)*	32,651	3,780,986
FEI Co.	37,266	2,721,909
Hewlett-Packard Co.†	276,932	7,092,229
Infinera Corp.(b)*	65,855	1,288,124
Ingram Micro, Inc., Class A†(a)	369,717	10,071,091
Insight Enterprises, Inc.†*	62,685	1,620,407
InterDigital, Inc.(a)(b)	128,440	6,499,064
InvenSense, Inc.(b)*	685,488	6,368,184
IPG Photonics Corp.(b)*	20,332	1,544,622
Ixia(a)*	157,412	2,280,900
Juniper Networks, Inc.†	384,968	9,897,527
Methode Electronics, Inc.†	100,152	3,194,849
MTS Systems Corp.(b)	22,177	1,333,059
NETGEAR, Inc.(b)*	67,914	1,981,051
OSI Systems, Inc.†*	47,388	3,646,981
Plantronics, Inc.(a)(b)	114,695	5,832,241
Plexus Corp.(b)*	59,587	2,298,866
Polycom, Inc.(a)*	622,915	6,528,149
QUALCOMM, Inc.†	149,263	8,019,901
Sanmina Corp.†*	211,053	4,510,203
ScanSource, Inc.*	24,070	853,522

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
SYNNEX Corp.(a)(b)	52,992	$4,507,500
TE Connectivity Ltd. (Switzerland)(a)	99,862	5,980,735
Tech Data Corp.†(a)*	135,932	9,311,342
Universal Display Corp.(a)(b)*	114,727	3,889,245
Vishay Intertechnology, Inc.(b)	539,587	5,228,598
Western Digital Corp.†	132,025	10,488,066
Zebra Technologies Corp., Class A†*	14,946	1,144,116

		193,262,400

Telecommunication Services — 3.4%
AT&T, Inc.†	124,946	4,070,741
BCE, Inc. (Canada)(b)	209,269	8,571,658
CenturyLink, Inc.†	165,500	4,157,360
Frontier Communications Corp.†(b)	1,455,541	6,913,820
Intelsat SA (Luxembourg)*	14,415	92,688
Rogers Communications, Inc., Class B (Canada)(b)	747	25,757
Shenandoah Telecommunications Co.	26,751	1,145,210
United States Cellular Corp.*	515	18,246
Verizon Communications, Inc.†(a)	298,593	12,991,781

		37,987,261

Transportation — 9.3%
Allegiant Travel Co.	7,151	1,546,404
American Airlines Group, Inc.†	37,981	1,474,802
ArcBest Corp.†(b)	113,769	2,931,827
Atlas Air Worldwide Holdings, Inc.†(b)*	85,298	2,947,899
Canadian National Railway Co. (Canada)	1,163	66,012
Canadian Pacific Railway, Ltd. (Canada)	6,697	961,488
Con-way, Inc.†	191,003	9,063,092
CSX Corp.	63,389	1,705,164
Delta Air Lines, Inc.†	373,581	16,762,579
Expeditors International of Washington, Inc.†(a)(b)	194,857	9,168,022
FedEx Corp.	24,017	3,457,968
Hawaiian Holdings, Inc.(b)*	358,868	8,856,862
Heartland Express, Inc.†(b)	191,776	3,824,013
Hub Group, Inc., Class A(a)(b)*	100,150	3,646,462
JB Hunt Transport Services, Inc.	16,376	1,169,246
JetBlue Airways Corp.(a)(b)*	180,129	4,641,924
Knight Transportation, Inc.	1,283	30,792
Landstar System, Inc.(a)(b)	127,353	8,083,095

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Old Dominion Freight Line, Inc.*	42,643	$2,601,223
Saia, Inc.*	2,456	76,013
Southwest Airlines Co.†	318,316	12,108,741
Swift Transportation Co.*	83,156	1,249,003
United Continental Holdings, Inc.†(a)*	114,233	6,060,061
United Parcel Service, Inc., Class B(b)	16,089	1,587,823
Wesco Aircraft Holdings, Inc.(b)*	62,756	765,623

		104,786,138

TOTAL COMMON STOCKS (Cost $1,987,441,898)		1,951,806,862

TOTAL LONG POSITIONS - 173.3%		1,951,806,862

(Cost $1,987,441,898)

SHORT POSITIONS — (74.3)%
COMMON STOCKS — (74.3)%
Automobiles & Components — (1.7)%
Cooper Tire & Rubber Co.	(48,221)	(1,905,212)
Drew Industries, Inc.	(42,293)	(2,309,621)
Federal-Mogul Holdings Corp.*	(83,290)	(568,871)
Lear Corp.	(28,196)	(3,067,161)
Remy International, Inc.	(90,338)	(2,642,386)
Standard Motor Products, Inc.	(4,372)	(152,495)
Tenneco, Inc.*	(29,341)	(1,313,597)
Tesla Motors, Inc.*	(28,349)	(7,041,892)

		(19,001,235)

Capital Goods — (11.6)%
3M Co.	(5,304)	(751,948)
AAON, Inc.	(45,453)	(880,879)
Aceto Corp.	(5,267)	(144,579)
Advanced Drainage Systems, Inc.	(61,652)	(1,783,592)
Albany International Corp., Class A	(33,466)	(957,462)
Allegion PLC (Ireland)	(93,499)	(5,391,152)
American Railcar Industries, Inc.	(30,304)	(1,095,793)
AMETEK, Inc.	(1,941)	(101,553)
AO Smith Corp.	(20,459)	(1,333,722)
Beacon Roofing Supply, Inc.*	(97,693)	(3,174,045)
Builders FirstSource, Inc.*	(90,664)	(1,149,619)
CAE, Inc. (Canada)	(562)	(5,968)
Carlisle Cos, Inc.	(46,271)	(4,043,160)
Chart Industries, Inc.*	(97,805)	(1,878,834)
CIRCOR International, Inc.	(1,187)	(47,622)
Encore Wire Corp.	(2,997)	(97,912)
EnerSys	(555)	(29,737)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
EnPro Industries, Inc.	(26,158)	$(1,024,609)
ESCO Technologies, Inc.	(25,001)	(897,536)
Esterline Technologies Corp.*	(46,487)	(3,341,950)
Flowserve Corp.	(89,169)	(3,668,413)
Fortune Brands Home & Security, Inc.	(95,859)	(4,550,427)
Franklin Electric Co., Inc.	(38,932)	(1,060,118)
Generac Holdings, Inc.*	(145,780)	(4,386,520)
Granite Construction, Inc.	(70,422)	(2,089,421)
Hexcel Corp.	(120,383)	(5,400,381)
Hyster-Yale Materials Handling, Inc.	(19,475)	(1,126,239)
IDEX Corp.	(24,516)	(1,747,991)
Ingersoll-Rand PLC (Ireland)	(20,191)	(1,025,097)
L-3 Communications Holdings, Inc.	(28,235)	(2,951,122)
Lennox International, Inc.	(48,354)	(5,479,959)
Lockheed Martin Corp.	(4,151)	(860,544)
Manitowoc Co., Inc. (The)	(260,839)	(3,912,585)
MasTec, Inc.*	(40,098)	(634,751)
Middleby Corp. (The)*	(7,108)	(747,690)
Milacron Holdings Corp.*	(1,844)	(32,362)
Mueller Industries, Inc.	(18,353)	(542,882)
Nortek, Inc.*	(8,622)	(545,859)
NOW, Inc.*	(191,446)	(2,833,401)
Oshkosh Corp.	(167,854)	(6,098,136)
Owens Corning	(6,128)	(256,824)
Ply Gem Holdings, Inc.*	(59,397)	(694,945)
Primoris Services Corp.	(135,989)	(2,435,563)
Raven Industries, Inc.	(68,098)	(1,154,261)
Raytheon Co.	(37,240)	(4,068,842)
RBC Bearings, Inc.*	(33,958)	(2,028,311)
Regal Beloit Corp.	(68,964)	(3,893,018)
Rush Enterprises, Inc., Class A*	(70,556)	(1,707,455)
Sensata Technologies Holding NV (Netherlands)*	(16,370)	(725,846)
SolarCity Corp.*	(24,200)	(1,033,582)
SPX Corp.*	(74,199)	(884,452)
SPX FLOW, Inc.*	(40,903)	(1,408,290)
Sunrun, Inc.*	(131,276)	(1,361,332)
TASER International, Inc.*	(13,897)	(306,081)
Teledyne Technologies, Inc.*	(7,504)	(677,611)
Tennant Co.	(3,946)	(221,686)
Terex Corp.	(25,638)	(459,946)
Textainer Group Holdings Ltd. (Bermuda)	(138,783)	(2,288,532)
Textron, Inc.	(19,877)	(748,170)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
TopBuild Corp.*	(30,311)	$(938,732)
TransDigm Group, Inc.*	(15,573)	(3,307,861)
Trex Co., Inc.*	(141,392)	(4,712,595)
Tutor Perini Corp.*	(19,273)	(317,234)
United Rentals, Inc.*	(2,618)	(157,211)
USG Corp.*	(62,627)	(1,667,131)
WABCO Holdings, Inc.*	(30,227)	(3,168,696)
Watsco, Inc.	(36,023)	(4,268,005)
Woodward, Inc.	(137,250)	(5,586,075)
Xylem, Inc.	(66,989)	(2,200,589)

		(130,504,446)

Commercial & Professional Services — (2.6)%
Advisory Board Co. (The)*	(69,416)	(3,161,205)
Covanta Holding Corp.	(295,856)	(5,162,687)
Exponent, Inc.	(7,650)	(340,884)
FTI Consulting, Inc.*	(33,612)	(1,395,234)
Huron Consulting Group, Inc.*	(21,954)	(1,372,784)
Knoll, Inc.	(76,923)	(1,690,768)
Nielsen Holdings PLC (United Kingdom)	(11,979)	(532,706)
Paylocity Holding Corp.*	(2,050)	(61,480)
Progressive Waste Solutions Ltd. (Canada)	(935)	(24,703)
Republic Services, Inc.	(25,141)	(1,035,809)
Rollins, Inc.	(69,332)	(1,862,951)
RR Donnelley & Sons Co.	(172,093)	(2,505,674)
Stantec, Inc. (Canada)	(7,676)	(168,104)
Steelcase, Inc., Class A	(102,415)	(1,885,460)
Stericycle, Inc.*	(5,943)	(827,919)
Verisk Analytics, Inc.*	(62,295)	(4,604,223)
WageWorks, Inc.*	(71,337)	(3,215,872)

		(29,848,463)

Consumer Durables & Apparel — (7.9)%
Callaway Golf Co.	(9,004)	(75,183)
Carter’s, Inc.	(35,323)	(3,201,677)
Crocs, Inc.*	(275,309)	(3,558,369)
Deckers Outdoor Corp.*	(89,224)	(5,180,345)
G-III Apparel Group Ltd.*	(51,132)	(3,152,799)
Gildan Activewear, Inc. (Canada)	(148,194)	(4,469,531)
Hanesbrands, Inc.	(211,952)	(6,133,891)
Hasbro, Inc.	(10,471)	(755,378)
Jarden Corp.*	(88,933)	(4,347,045)
Kate Spade & Co.*	(4,749)	(90,753)
KB Home	(38,278)	(518,667)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Libbey, Inc.	(32,307)	$(1,053,531)
Mattel, Inc.	(281,832)	(5,935,382)
MDC Holdings, Inc.	(57,369)	(1,501,920)
Meritage Homes Corp.*	(102,262)	(3,734,608)
Mohawk Industries, Inc.*	(9,625)	(1,749,729)
Newell Rubbermaid, Inc.	(89,666)	(3,560,637)
NIKE, Inc., Class B	(494)	(60,747)
NVR Inc.*	(2,558)	(3,901,513)
Polaris Industries, Inc.	(14,114)	(1,691,845)
PulteGroup, Inc.	(253,266)	(4,779,129)
Ryland Group, Inc. (The)	(82,782)	(3,379,989)
Standard Pacific Corp.*	(504,285)	(4,034,280)
Steven Madden Ltd.*	(36,369)	(1,331,833)
Toll Brothers, Inc.*	(138,616)	(4,746,212)
TRI Pointe Group, Inc.*	(77,352)	(1,012,538)
Under Armour, Inc., Class A*	(77,222)	(7,473,545)
VF Corp.	(75,571)	(5,154,698)
William Lyon Homes, Class A*	(106,050)	(2,184,630)

		(88,770,404)

Consumer Services — (4.6)%
2U, Inc.*	(98,553)	(3,538,053)
Bright Horizons Family Solutions, Inc.*	(1,386)	(89,037)
Buffalo Wild Wings, Inc.*	(6,985)	(1,351,109)
ClubCorp Holdings, Inc.	(176,331)	(3,784,063)
Domino’s Pizza, Inc.	(7,415)	(800,153)
Fiesta Restaurant Group, Inc.*	(25,062)	(1,137,063)
Grand Canyon Education, Inc.*	(56,618)	(2,150,918)
Houghton Mifflin Harcourt Co.*	(280,051)	(5,687,836)
International Speedway Corp., Class A	(47,057)	(1,492,648)
MGM Resorts International*	(215,431)	(3,974,702)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(4,185)	(239,800)
Panera Bread Co., Class A*	(351)	(67,887)
Penn National Gaming, Inc.*	(221,529)	(3,717,257)
Red Robin Gourmet Burgers, Inc.*	(37,240)	(2,820,558)
Royal Caribbean Cruises, Ltd. (Liberia)	(58,523)	(5,213,814)
SeaWorld Entertainment, Inc.	(194,360)	(3,461,552)
Six Flags Entertainment Corp.	(94,438)	(4,323,372)
Starbucks Corp.	(18,429)	(1,047,504)
Texas Roadhouse, Inc.	(76,843)	(2,858,560)
Wynn Resorts Ltd.	(83,597)	(4,440,673)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Zoe’s Kitchen, Inc.*	(1,783)	$(70,411)

		(52,266,970)

Food & Staples Retailing — (0.6)%
Costco Wholesale Corp.	(14,824)	(2,143,106)
Smart & Final Stores, Inc.*	(78,032)	(1,225,883)
United Natural Foods, Inc.*	(72,061)	(3,495,679)

		(6,864,668)

Food, Beverage & Tobacco — (2.2)%
Coca-Cola Bottling Co. Consolidated	(15,597)	(3,016,148)
Constellation Brands, Inc., Class A	(25,498)	(3,192,605)
J&J Snack Foods Corp.	(4,060)	(461,460)
JM Smucker Co. (The)	(4,295)	(490,017)
McCormick & Co., Inc.	(34,868)	(2,865,452)
Monster Beverage Corp.*	(36,505)	(4,933,286)
Pinnacle Foods, Inc.	(40,947)	(1,714,860)
Post Holdings, Inc.*	(52,805)	(3,120,776)
Snyders-Lance, Inc.	(26,399)	(890,438)
Tootsie Roll Industries, Inc.	(2,393)	(74,877)
TreeHouse Foods, Inc.*	(8,145)	(633,600)
WhiteWave Foods Co., (The)*	(79,739)	(3,201,521)

		(24,595,040)

Health Care Equipment & Services — (7.5)%
Abiomed, Inc.*	(1,922)	(178,285)
Acadia Healthcare Co., Inc.*	(9,243)	(612,534)
Alere, Inc.*	(8,455)	(407,108)
Analogic Corp.	(30,641)	(2,513,788)
athenahealth, Inc.*	(34,364)	(4,582,439)
Baxter International, Inc.	(15,822)	(519,753)
Becton Dickinson and Co.	(21,550)	(2,858,823)
Bio-Techne Corp.	(8,919)	(824,651)
Brookdale Senior Living, Inc.*	(119,515)	(2,744,064)
Cantel Medical Corp.	(8,634)	(489,548)
Capital Senior Living Corp.*	(18,540)	(371,727)
Cardiovascular Systems, Inc.*	(117,858)	(1,866,871)
Cerner Corp.*	(115,635)	(6,933,475)
Civitas Solutions, Inc.*	(3,274)	(75,040)
Community Health Systems, Inc.*	(1,149)	(49,143)
Cooper Cos., Inc. (The)	(1,672)	(248,894)
Cynosure, Inc., Class A*	(31,341)	(941,484)
Endologix, Inc.*	(236,849)	(2,903,769)
Ensign Group, Inc. (The)	(55,856)	(2,381,141)
Greatbatch, Inc.*	(32,255)	(1,819,827)
HealthSouth Corp.	(48,220)	(1,850,201)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Henry Schein, Inc.*	(6,044)	$(802,160)
Hill-Rom Holdings, Inc.	(36,423)	(1,893,632)
IDEXX Laboratories, Inc.*	(25,331)	(1,880,827)
Insulet Corp.*	(100,642)	(2,607,634)
K2M Group Holdings, Inc.*	(1,741)	(32,383)
LDR Holding Corp.*	(10,398)	(359,043)
Medidata Solutions, Inc.*	(72,705)	(3,061,608)
Novadaq Technologies, Inc. (Canada)*	(95,418)	(995,210)
Omnicell, Inc.*	(71,885)	(2,235,624)
Patterson Cos, Inc.	(139,400)	(6,029,050)
Select Medical Holdings Corp.	(301,834)	(3,256,789)
Spectranetics Corp. (The)*	(158,369)	(1,867,170)
Surgical Care Affiliates, Inc.*	(17,455)	(570,604)
Team Health Holdings, Inc.*	(94,372)	(5,098,919)
Teladoc, Inc.*	(96,826)	(2,158,252)
Tenet Healthcare Corp.*	(61,396)	(2,266,740)
Thoratec Corp.*	(55,161)	(3,489,485)
Tornier NV (Netherlands)*	(43,481)	(886,578)
VWR Corp.*	(1,985)	(50,995)
Wright Medical Group, Inc.*	(176,872)	(3,717,849)
Zeltiq Aesthetics, Inc.*	(54,442)	(1,743,777)
Zimmer Biomet Holdings, Inc.	(50,753)	(4,767,229)

		(84,944,123)

Household & Personal Products — (0.9)%
Coty, Inc., Class A	(123,620)	(3,345,157)
Revlon, Inc., Class A*	(1,560)	(45,942)
Spectrum Brands Holdings, Inc.	(68,082)	(6,230,184)
WD-40 Co.	(225)	(20,041)

		(9,641,324)

Media — (1.3)%
Cable One, Inc.*	(646)	(270,945)
Cablevision Systems Corp., Class A	(40,670)	(1,320,555)
Clear Channel Outdoor Holdings, Inc., Class A*	(42,397)	(302,291)
EW Scripps Co. (The), Class A	(4,581)	(80,946)
Live Nation Entertainment, Inc.*	(211,169)	(5,076,503)
Media General, Inc.*	(2,988)	(41,802)
New Media Investment Group, Inc.	(123,668)	(1,911,907)
Rentrak Corp.*	(46,877)	(2,534,639)
Starz, Class A*	(26,420)	(986,523)
Thomson Reuters Corp. (Canada)	(6,553)	(263,824)
Time Warner Cable, Inc.	(12,290)	(2,204,457)

		(14,994,392)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (3.5)%
ACADIA Pharmaceuticals, Inc.*	(39,667)	$(1,311,788)
Acceleron Pharma, Inc.*	(466)	(11,603)
Achillion Pharmaceuticals, Inc.*	(30,829)	(213,028)
Acorda Therapeutics, Inc.*	(13,473)	(357,169)
Affymetrix, Inc.*	(1,652)	(14,108)
Agios Pharmaceuticals, Inc.*	(12,277)	(866,633)
Albany Molecular Research, Inc.*	(90,966)	(1,584,628)
Alder Biopharmaceuticals, Inc.*	(822)	(26,929)
Alexion Pharmaceuticals, Inc.*	(3,469)	(542,517)
Allergan PLC (Ireland)*	(4,796)	(1,303,601)
Amicus Therapeutics, Inc.*	(23,049)	(322,454)
Arena Pharmaceuticals, Inc.*	(14,098)	(26,927)
ARIAD Pharmaceuticals, Inc.*	(164,515)	(960,768)
Atara Biotherapeutics, Inc.*	(1,204)	(37,854)
Axovant Sciences Ltd. (Bermuda)*	(1,661)	(21,460)
BioMarin Pharmaceutical, Inc.*	(433)	(45,603)
Bruker Corp.*	(38,292)	(629,138)
Celldex Therapeutics, Inc.*	(1,325)	(13,966)
Cempra, Inc.*	(8,771)	(244,185)
Chimerix, Inc.*	(8,070)	(308,274)
Clovis Oncology, Inc.*	(4,334)	(398,555)
Coherus Biosciences, Inc.*	(2,839)	(56,894)
Dermira, Inc.*	(760)	(17,738)
Diplomat Pharmacy, Inc.*	(75,357)	(2,165,007)
Dynavax Technologies Corp.*	(7,964)	(195,437)
Eli Lilly & Co.	(10,717)	(896,906)
Endo International PLC (Ireland)*	(5,558)	(385,058)
Epizyme, Inc.*	(23,774)	(305,734)
Esperion Therapeutics, Inc.*	(2,041)	(48,147)
Foundation Medicine, Inc.*	(583)	(10,756)
Genomic Health, Inc.*	(10,253)	(216,953)
Heron Therapeutics, Inc.*	(7,857)	(191,711)
Illumina, Inc.*	(28,163)	(4,951,619)
ImmunoGen, Inc.*	(31,872)	(305,971)
Impax Laboratories, Inc.*	(60,661)	(2,135,874)
Insmed, Inc.*	(678)	(12,590)
Intrexon Corp.*	(38,723)	(1,231,391)
Kite Pharma, Inc.*	(298)	(16,593)
Lexicon Pharmaceuticals, Inc.*	(53,893)	(578,811)
Medicines Co. (The)*	(72,946)	(2,769,030)
NantKwest, Inc.*	(1,354)	(15,517)
Nektar Therapeutics*	(42,827)	(469,384)
Nevro Corp.*	(54,730)	(2,538,925)
Perrigo Co. PLC (Ireland)	(3,271)	(514,430)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Prothena Corp. PLC (Ireland)*	(8,790)	$(398,539)
PTC Therapeutics, Inc.*	(41,899)	(1,118,703)
Radius Health, Inc.*	(207)	(14,347)
Regeneron Pharmaceuticals, Inc.*	(12)	(5,582)
Relypsa, Inc.*	(37,665)	(697,179)
Sage Therapeutics, Inc.*	(2,749)	(116,338)
Sarepta Therapeutics, Inc.*	(1,271)	(40,812)
Seattle Genetics, Inc.*	(1,347)	(51,940)
Spark Therapeutics, Inc.*	(207)	(8,638)
TESARO, Inc.*	(13,936)	(558,834)
TherapeuticsMD, Inc.*	(123,349)	(722,825)
Thermo Fisher Scientific, Inc.	(38,453)	(4,702,033)
Zafgen, Inc.*	(2,387)	(76,265)
ZS Pharma, Inc.*	(16,914)	(1,110,573)

		(38,894,272)

Retailing — (7.3)%
Abercrombie & Fitch Co., Class A	(104,155)	(2,207,044)
American Eagle Outfitters, Inc.	(3,248)	(50,766)
AutoNation, Inc.*	(6,387)	(371,596)
Boot Barn Holdings, Inc.*	(79,024)	(1,456,412)
Burlington Stores, Inc.*	(63,060)	(3,218,582)
Core-Mark Holding Co., Inc.	(42,037)	(2,751,322)
Dave & Buster’s Entertainment, Inc.*	(422)	(15,964)
Dollar Tree, Inc.*	(95,220)	(6,347,365)
Expedia, Inc.	(58,952)	(6,937,471)
Five Below, Inc.*	(9,659)	(324,349)
Groupon, Inc.*	(1,667,990)	(5,437,647)
HomeAway, Inc.*	(68,544)	(1,819,158)
JC Penney Co., Inc.*	(567,030)	(5,267,709)
Kohl’s Corp.	(8,658)	(400,952)
L Brands, Inc.	(26,712)	(2,407,553)
Macy’s, Inc.	(16,364)	(839,800)
Mattress Firm Holding Corp.*	(24,181)	(1,009,799)
Murphy USA, Inc.*	(46,637)	(2,562,703)
Netflix, Inc.*	(14,259)	(1,472,384)
Nordstrom, Inc.	(28,373)	(2,034,628)
Ollie’s Bargain Outlet Holdings, Inc.*	(31,351)	(506,946)
O’Reilly Automotive, Inc.*	(333)	(83,250)
Party City Holdco, Inc.*	(36,147)	(577,268)
Pool Corp.	(57,808)	(4,179,518)
Priceline Group, Inc. (The)*	(1,304)	(1,612,865)
Restoration Hardware Holdings, Inc.*	(19,542)	(1,823,464)
Shutterfly, Inc.*	(136,349)	(4,874,477)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Sonic Automotive, Inc., Class A	(100,030)	$(2,042,613)
TJX Cos., Inc.	(1,191)	(85,061)
TripAdvisor, Inc.*	(29,675)	(1,870,118)
Ulta Salon Cosmetics & Fragrance, Inc.*	(30,588)	(4,996,550)
Vista Outdoor, Inc.*	(41,943)	(1,863,527)
Walgreens Boots Alliance, Inc.	(487)	(40,470)
Wayfair, Inc., Class A*	(51,060)	(1,790,164)
Williams-Sonoma, Inc.	(63,784)	(4,869,908)
zulily, Inc., Class A*	(252,049)	(4,385,653)

		(82,535,056)

Semiconductors & Semiconductor Equipment — (3.7)%
Atmel Corp.	(558,864)	(4,510,032)
Cavium, Inc.*	(9,987)	(612,902)
Cree, Inc.*	(103,839)	(2,516,019)
Cypress Semiconductor Corp.	(654,202)	(5,573,801)
Diodes, Inc.*	(73,562)	(1,572,020)
Fairchild Semiconductor International, Inc.*	(362,014)	(5,082,677)
M/A-COM Technology Solutions Holdings, Inc.*	(23,220)	(673,148)
Marvell Technology Group Ltd. (Bermuda)	(477,650)	(4,322,732)
Microsemi Corp.*	(4,824)	(158,324)
Monolithic Power Systems, Inc.	(26,161)	(1,339,443)
On Semiconductor Corp.*	(451,224)	(4,241,506)
PMC-Sierra, Inc.*	(57,310)	(387,989)
Silicon Laboratories, Inc.*	(103,529)	(4,300,595)
SunEdison, Inc.*	(583,727)	(4,191,160)
Veeco Instruments, Inc.*	(114,903)	(2,356,661)
Viavi Solutions, Inc.*	(34,249)	(183,917)

		(42,022,926)

Software & Services — (6.5)%
Acxiom Corp.*	(179,783)	(3,552,512)
Alliance Data Systems Corp.*	(9,045)	(2,342,474)
Autodesk, Inc.*	(95,516)	(4,216,076)
Barracuda Networks, Inc.*	(130,901)	(2,039,437)
Black Knight Financial Services, Inc., Class A*	(16,979)	(552,666)
Blackbaud, Inc.	(17,398)	(976,376)
Bottomline Technologies de, Inc.*	(61,190)	(1,530,362)
BroadSoft, Inc.*	(65,460)	(1,961,182)
Callidus Software, Inc.*	(38,963)	(661,981)
Castlight Health, Inc., Class B*	(42,349)	(177,866)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
CommVault Systems, Inc.*	(124,416)	$(4,225,167)
CoStar Group, Inc.*	(15,560)	(2,692,814)
Dealertrack Technologies, Inc.*	(9,412)	(594,462)
Demandware, Inc.*	(16,436)	(849,412)
Descartes Systems Group, Inc. (The) (Canada)*	(5,771)	(102,089)
Engility Holdings, Inc.	(7,341)	(189,251)
Evolent Health, Inc., Class A*	(76,043)	(1,213,646)
Facebook, Inc., Class A*	(539)	(48,456)
Fidelity National Information Services, Inc.	(42,278)	(2,836,008)
FireEye, Inc.*	(42,143)	(1,340,990)
Fleetmatics Group PLC (Ireland)*	(744)	(36,523)
Gartner, Inc.*	(8,121)	(681,596)
Gigamon, Inc.*	(8,445)	(168,984)
Global Eagle Entertainment, Inc.*	(97,029)	(1,113,893)
Global Payments, Inc.	(36,783)	(4,220,114)
Globant SA (Luxembourg)*	(76,805)	(2,349,465)
Gogo, Inc.*	(105,749)	(1,615,845)
GTT Communications, Inc.*	(2,101)	(48,869)
Heartland Payment Systems, Inc.	(20,349)	(1,282,190)
HubSpot, Inc.*	(25,954)	(1,203,487)
Infoblox, Inc.*	(24,381)	(389,608)
Inovalon Holdings, Inc., Class A*	(54,980)	(1,145,233)
Interactive Intelligence Group, Inc.*	(7,430)	(220,745)
Lumentum Holdings, Inc.*	(5,223)	(88,530)
ManTech International Corp., Class A	(55,109)	(1,416,301)
New Relic, Inc.*	(2,877)	(109,642)
Pegasystems, Inc.	(9,382)	(230,891)
Press Ganey Holdings, Inc.*	(32,048)	(948,300)
Progress Software Corp.*	(45,861)	(1,184,590)
Proofpoint, Inc.*	(15,227)	(918,493)
PROS Holdings, Inc.*	(93,508)	(2,070,267)
salesforce.com inc*	(850)	(59,016)
Solera Holdings, Inc.	(16,551)	(893,754)
Splunk, Inc.*	(11,011)	(609,459)
Synchronoss Technologies, Inc.*	(12,567)	(412,198)
Tableau Software, Inc., Class A*	(20,653)	(1,647,696)
Take-Two Interactive Software, Inc.*	(138,822)	(3,988,356)
Travelport Worldwide Ltd. (Bermuda)	(14,459)	(191,148)
Twitter, Inc.*	(57,087)	(1,537,924)
Tyler Technologies, Inc.*	(11,197)	(1,671,824)
Ultimate Software Group, Inc. (The)*	(19,603)	(3,509,133)
VeriFone Systems, Inc.*	(28,525)	(790,998)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Concluded)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Virtusa Corp.*	(19,612)	$(1,006,292)
WEX, Inc.*	(7,883)	(684,560)
Xoom Corp.*	(75,332)	(1,874,260)
Zendesk, Inc.*	(11,825)	(233,071)
Zynga, Inc. Class A*	(3,829)	(8,730)

		(72,665,212)

Technology Hardware & Equipment — (8.3)%
3D Systems Corp.*	(459,237)	(5,304,187)
ARRIS Group, Inc.*	(243,865)	(6,333,174)
Badger Meter, Inc.	(10,493)	(609,223)
Belden, Inc.	(53,868)	(2,515,097)
Belmond Ltd., Class A (Bermuda)*	(82,565)	(834,732)
Cognex Corp.	(38,773)	(1,332,628)
Cray, Inc.*	(80,951)	(1,603,639)
Diebold, Inc.	(179,188)	(5,334,427)
EchoStar Corp., Class A*	(697)	(29,992)
Electronics For Imaging, Inc.*	(100,035)	(4,329,515)
FARO Technologies, Inc.*	(63,834)	(2,234,190)
Finisar Corp.*	(195,816)	(2,179,432)
Harris Corp.	(84,215)	(6,160,327)
Itron, Inc.*	(121,876)	(3,889,063)
Jabil Circuit, Inc.	(266,702)	(5,966,124)
Knowles Corp.*	(392,708)	(7,237,608)
Lexmark International, Inc., Class A	(7,249)	(210,076)
Mitel Networks Corp. (Canada)*	(135,807)	(875,955)
National Instruments Corp.	(11,469)	(318,723)
Nimble Storage, Inc.*	(151,157)	(3,645,907)
Rogers Corp.*	(55,744)	(2,964,466)
Ruckus Wireless, Inc.*	(473,967)	(5,630,728)
SanDisk Corp.	(26,157)	(1,421,110)
Seagate Technology PLC (Ireland)	(13,690)	(613,312)
Sierra Wireless, Inc. (Canada)*	(90,324)	(1,911,256)
Stratasys Ltd. (Israel)*	(243,010)	(6,437,335)
Super Micro Computer, Inc.*	(190,993)	(5,206,469)
ViaSat, Inc.*	(47,448)	(3,050,432)
Zayo Group Holdings, Inc.*	(189,907)	(4,816,041)

		(92,995,168)

Telecommunication Services — (1.2)%
8x8, Inc.*	(215,849)	(1,785,071)

	Number of Shares	Value

COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
Globalstar, Inc.*	(252,615)	$(396,606)
Iridium Communications, Inc.*	(355,695)	(2,187,524)
RingCentral, Inc., Class A*	(137,253)	(2,491,142)
SBA Communications Corp.*	(1,278)	(133,858)
Sprint Corp.*	(1,358,472)	(5,216,532)
T-Mobile US, Inc.*	(20,463)	(814,632)

		(13,025,365)

Transportation — (2.9)%
Alaska Air Group, Inc.	(22,829)	(1,813,764)
Echo Global Logistics, Inc.*	(31,444)	(616,302)
Forward Air Corp.	(74,767)	(3,102,083)
Genesee & Wyoming, Inc., Class A*	(35,820)	(2,116,246)
Kansas City Southern	(37,480)	(3,406,182)
Kirby Corp.*	(20,828)	(1,290,295)
Matson, Inc.	(67,948)	(2,615,318)
Ryder System, Inc.	(79,126)	(5,858,489)
SkyWest, Inc.	(192,322)	(3,207,931)
Spirit Airlines, Inc.*	(91,786)	(4,341,478)
XPO Logistics, Inc.*	(181,611)	(4,327,790)

		(32,695,878)

TOTAL COMMON STOCK (Proceeds $939,236,861)		(836,264,942)

TOTAL SECURITES SOLD SHORT - (74.3)%		(836,264,942)

(Proceeds $939,236,861)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		10,722,465

NET ASSETS - 100.0%		$1,126,264,385

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	Security position is either entirely or partially designated as collateral for securities on loan.
(b)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments

September 30, 2015

Number of Shares		Value
LONG POSITIONS — 185.5%
COMMON STOCKS — 185.5%
Automobiles & Components — 5.2%
BorgWarner, Inc.	5	$208
Delphi Automotive PLC (Jersey)	18	1,369
Ford Motor Co.	21	285
General Motors Co.†(a)	7,167	215,153
Goodyear Tire & Rubber Co. (The)†(a)(b)	1,380	40,475
Harley-Davidson, Inc.†(a)	1,083	59,457
Johnson Controls, Inc.†	8	331

		317,278

Banks — 8.3%
Bank of America Corp.†(a)	7,048	109,808
Citigroup, Inc.†(a)	4,593	227,859
Comerica, Inc.	5	206
Fifth Third Bancorp†	51	964
Huntington Bancshares, Inc.	24	254
JPMorgan Chase & Co.†(a)(b)	1,958	119,379
KeyCorp.	27	351
PNC Financial Services Group, Inc. (The)†	32	2,854
Regions Financial Corp.	83	748
SunTrust Banks, Inc.†	638	24,397
US Bancorp†	32	1,312
Wells Fargo & Co.†	322	16,535

		504,667

Capital Goods — 21.8%
3M Co.†	39	5,529
Boeing Co. (The)†(b)	1,533	200,746
Caterpillar, Inc.†(b)	3,024	197,649
Cummins, Inc.†(b)	612	66,451
Danaher Corp.†	42	3,579
Deere & Co.†	20	1,480
Dover Corp.†(a)(b)	801	45,801
Emerson Electric Co.†	3,396	150,001
Fastenal Co.(b)	12	439
Flowserve Corp.(b)	8	329
Fluor Corp.†	765	32,398
General Dynamics Corp.†(a)(b)	1,581	218,099
Honeywell International, Inc.†	49	4,640
Illinois Tool Works, Inc.	4	329
Ingersoll-Rand PLC (Ireland)	919	46,658
Jacobs Engineering Group, Inc.(b)*	634	23,731
Joy Global, Inc.(b)	493	7,360

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
L-3 Communications Holdings, Inc.†(b)	5	$523
Lockheed Martin Corp.†	20	4,146
Masco Corp.(a)	1,735	43,687
Northrop Grumman Corp.†	379	62,895
PACCAR, Inc.(b)	659	34,380
Parker-Hannifin Corp.†(b)	722	70,251
Precision Castparts Corp.†	108	24,809
Rockwell Automation, Inc.†(b)	701	71,130
Rockwell Collins, Inc.(b)	2	164
Snap-on, Inc.†	4	604
Stanley Black & Decker, Inc.	9	873
Textron, Inc.	17	640
Tyco International PLC (Ireland)	6	201
United Technologies Corp.	2	178
WW Grainger, Inc.(b)	5	1,075

		1,320,775

Commercial & Professional Services — 1.3%
Pitney Bowes, Inc.†(b)	1,046	20,763
Robert Half International, Inc.†(a)	679	34,738
Waste Management, Inc.†	461	22,962

		78,463

Consumer Durables & Apparel — 2.6%
Coach, Inc.†(b)	1,414	40,907
DR Horton, Inc.(b)	18	528
Fossil Group, Inc.(b)*	258	14,417
Garmin Ltd. (Switzerland)	977	35,055
Leggett & Platt, Inc.(b)	6	248
Michael Kors Holdings Ltd. (British Virgin Islands)†*	288	12,165
PVH Corp.(b)	31	3,160
Ralph Lauren Corp.†	442	52,227

		158,707

Consumer Services — 0.8%
Carnival Corp. (Panama)	46	2,286
McDonald’s Corp.†	59	5,813
Starwood Hotels & Resorts
Worldwide, Inc.	3	199
Westrock Co.	8	411
Wyndham Worldwide Corp.†(b)	592	42,565

		51,274

Diversified Financials — 17.9%
American Express Co.†	85	6,301

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Ameriprise Financial, Inc.†	4	$436
BlackRock, Inc.†(b)	564	167,773
Capital One Financial Corp.†(a)	1,723	124,952
Discover Financial Services†(a)	2,313	120,253
Franklin Resources, Inc.†(a)(b)	3,221	120,014
Goldman Sachs Group, Inc. (The)†	442	76,802
Invesco, Ltd. (Bermuda)(a)	1,127	35,196
Legg Mason, Inc.†	588	24,467
Leucadia National Corp.†	1,856	37,603
McGraw Hill Financial, Inc.†	159	13,754
Moody’s Corp.(b)	13	1,277
Morgan Stanley†(a)	6,836	215,334
NASDAQ OMX Group, Inc. (The)†(a)	831	44,317
Navient Corp.†	297	3,338
T Rowe Price Group, Inc.†(b)	1,356	94,242

		1,086,059

Energy — 10.9%
Baker Hughes, Inc.†	2,232	116,153
Cameron International Corp.†(a)*	965	59,174
Chesapeake Energy Corp.(b)	8	59
Ensco PLC, Class A (United Kingdom)	3	42
Halliburton Co.†(a)	4,291	151,687
Helmerich & Payne, Inc.(b)	540	25,520
Marathon Petroleum Corp.(a)	1,029	47,674
National Oilwell Varco, Inc.†	436	16,415
Phillips 66†	56	4,303
Schlumberger Ltd. (Curacao)†(a)(b)	930	64,142
Tesoro Corp.	8	778
Transocean Ltd. (Switzerland)(b)	1,890	24,419
Valero Energy Corp.†	2,555	153,556

		663,922

Food & Staples Retailing — 3.8%
CVS Health Corp.†	42	4,052
Sysco Corp.†(a)	2,814	109,662
Wal-Mart Stores, Inc.†(b)	1,800	116,712

		230,426

Food, Beverage & Tobacco — 5.8%
Altria Group, Inc.†(a)	1,243	67,619
Archer-Daniels-Midland Co.	2	83
Coca-Cola Co. (The)†	247	9,910
ConAgra Foods, Inc.†(b)	641	25,967
Dr Pepper Snapple Group, Inc.†	279	22,055

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
General Mills, Inc.	11	$617
Hormel Foods Corp.†	11	696
Kellogg Co.†	810	53,906
Keurig Green Mountain, Inc.(b)	8	417
Mead Johnson Nutrition Co.	3	211
PepsiCo, Inc.†	92	8,676
Philip Morris International, Inc.†(a)	1,636	129,784
Reynolds American, Inc.†	704	31,179
Tyson Foods, Inc., Class A†	23	991

		352,111

Health Care Equipment & Services — 7.6%
Abbott Laboratories	48	1,931
Aetna, Inc.†	907	99,235
Anthem, Inc.†(a)	1,045	146,300
Cardinal Health, Inc.†	21	1,613
Cigna Corp.†	713	96,269
CR Bard, Inc.	2	373
DaVita HealthCare Partners, Inc.*	14	1,013
Express Scripts Holding Co.†*	43	3,481
Humana, Inc.†	10	1,790
McKesson Corp.†	4	740
Quest Diagnostics, Inc.†(a)	737	45,303
UnitedHealth Group, Inc.†	210	24,362
Universal Health Services, Inc., Class B	6	749
Varian Medical Systems, Inc.(b)*	503	37,111

		460,270

Household & Personal Products — 0.9%
Clorox Co. (The)†(a)	454	52,451

Insurance — 7.5%
ACE Ltd. (Switzerland)	20	2,068
Aflac, Inc.(a)	1,377	80,045
Allstate Corp. (The)†	25	1,456
American International Group, Inc.†	290	16,478
Assurant, Inc.†	2	158
Genworth Financial, Inc., Class A†(a)*	2,518	11,633
Hartford Financial Services Group, Inc. (The)†	26	1,190
Lincoln National Corp.†	15	712
Marsh & McLennan Cos., Inc.	33	1,723
MetLife, Inc.†(a)	1,654	77,986
Principal Financial Group, Inc.	2	95
Progressive Corp. (The)(b)	29	889

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Prudential Financial, Inc.†(a)	2,091	$159,355
Torchmark Corp.(b)	2	113
Travelers Cos, Inc. (The)†	600	59,718
Unum Group(a)	1,249	40,068

		453,687

Materials — 9.8%
Alcoa, Inc.(a)(b)	6,258	60,452
Avery Dennison Corp.†(a)	468	26,475
Ball Corp.†	341	21,210
Dow Chemical Co. (The)†	528	22,387
Eastman Chemical Co.†	760	49,187
International Paper Co.†	2,188	82,684
LyondellBasell Industries NV, Class A (Netherlands)†	2,417	201,481
Newmont Mining Corp.†	110	1,768
Nucor Corp.†(a)	1,557	58,465
Owens-Illinois, Inc.(a)(b)*	825	17,094
Pentair PLC (United Kingdom)(b)	910	46,446
PPG Industries, Inc.	7	614
Sealed Air Corp.(b)	114	5,344
Sherwin-Williams Co. (The)	2	446

		594,053

Media — 12.8%
CBS Corp., Class B†(a)(b)	2,467	98,433
Comcast Corp., Class A†	262	14,903
Discovery Communications, Inc., Class A(b)*	3,239	84,311
Interpublic Group of Cos, Inc. (The)†(a)	2,100	40,173
Omnicom Group, Inc.†(b)	1,240	81,716
Scripps Networks Interactive, Inc., Class A(b)	347	17,069
TEGNA, Inc.†(b)	1,149	25,726
Time Warner, Inc.†(a)	1,782	122,512
Twenty-First Century Fox, Inc., Class A†(a)	8,769	236,588
Viacom, Inc., Class B†(a)	992	42,805
Walt Disney Co. (The)(a)	100	10,220

		774,456

Pharmaceuticals, Biotechnology & Life Sciences — 6.8%
AbbVie, Inc.	103	5,604
Amgen, Inc.†	490	67,777
Gilead Sciences, Inc.†	2,322	227,997
Johnson & Johnson(a)	173	16,149

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences —(Continued)
Merck & Co, Inc.	108	$5,334
Pfizer, Inc.†(a)	2,859	89,801

		412,662

Real Estate — 2.0%
Kimco Realty Corp., REIT†(a)	2,098	51,254
Weyerhaeuser Co., REIT†(b)	2,631	71,931

		123,185

Retailing — 12.6%
Advance Auto Parts, Inc.(b)	4	758
AutoZone, Inc.*	2	1,448
Bed Bath & Beyond, Inc.(a)*	917	52,287
Best Buy Co., Inc.(a)(b)	1,743	64,700
Dollar General Corp.†	15	1,087
GameStop Corp., Class A(b)	552	22,748
Gap, Inc. (The)(b)	2,076	59,166
Genuine Parts Co.†	794	65,815
Home Depot, Inc. (The)†	636	73,452
Kohl’s Corp.†	995	46,078
L Brands, Inc.(b)	2	180
Lowe’s Cos., Inc.†(a)	1,579	108,825
Macy’s, Inc.†	21	1,078
Ross Stores, Inc.†	19	921
Staples, Inc.	2	23
Target Corp.†(b)	2,475	194,684
Tiffany & Co.†(a)(b)	646	49,884
TJX Cos, Inc. (The)†	42	3,000
Urban Outfitters, Inc.(b)*	660	19,391

		765,525

Semiconductors & Semiconductor Equipment — 9.1%
Analog Devices, Inc.	10	564
Applied Materials, Inc.	75	1,102
Broadcom Corp., Class A	39	2,006
First Solar, Inc.*	517	22,102
Intel Corp.†(a)	6,428	193,740
KLA-Tencor Corp.†(a)(b)	832	41,600
Lam Research Corp.	2	131
Linear Technology Corp.(b)	1,214	48,985
Micron Technology, Inc.†*	1,915	28,687
NVIDIA Corp.†(b)	2,626	64,731
Texas Instruments, Inc.†(a)	1,883	93,246
Xilinx, Inc.†(a)	1,342	56,901

		553,795

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — 9.9%
Accenture PLC, Class A (Ireland)†	222	$21,814
CA, Inc.†(b)	2,266	61,862
Computer Sciences Corp.†(b)	722	44,316
eBay, Inc.†(a) *	1,139	27,837
Electronic Arts, Inc.†*	19	1,287
International Business Machines Corp.†(a)(b)	1,445	209,482
Microsoft Corp.†	1,391	61,566
Oracle Corp.†	839	30,305
Paychex, Inc.†	22	1,048
Symantec Corp.†(a)	3,463	67,425
Teradata Corp.(b)*	724	20,967
VeriSign, Inc.(b)*	3	212
Western Union Co. (The)†(a)(b)	2,689	49,370
Xerox Corp.†	170	1,654

		599,145

Technology Hardware & Equipment — 18.7%
Apple, Inc.†	2,034	224,350
Cisco Systems, Inc.†(a)(b)	9,111	239,164
Corning, Inc.†(a)(b)	6,301	107,873
EMC Corp.(a)	122	2,947
F5 Networks, Inc.(b)*	5	579
Hewlett-Packard Co.†(a)	8,171	209,259
Juniper Networks, Inc.†(a)	1,967	50,572
Motorola Solutions, Inc.†	7	479
NetApp, Inc.†	6	178
QUALCOMM, Inc.†(a)	3,634	195,255
TE Connectivity Ltd. (Switzerland)(a)	96	5,749
Western Digital Corp.†(a)	1,202	95,487

		1,131,892

Telecommunication Services — 2.3%
AT&T, Inc.(a)	220	7,168
CenturyLink, Inc.†	4	100
Verizon Communications, Inc.†(a)	3,016	131,226

		138,494

Transportation — 7.1%
American Airlines Group, Inc.(b)	9	349
CH Robinson Worldwide, Inc.†(b)	653	44,260
CSX Corp.	30	807
Delta Air Lines, Inc.†(a)	4,246	190,518
Expeditors International of Washington, Inc.†(b)	968	45,544
Norfolk Southern Corp.†	2	153

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Southwest Airlines Co.†	3,375	$128,385
Union Pacific Corp.†	29	2,564
United Continental Holdings, Inc.(b)*	261	13,846
United Parcel Service, Inc., Class B†	56	5,527

		431,953

TOTAL COMMON STOCKS (Cost $12,162,735)		11,255,250

TOTAL LONG POSITIONS-185.5% (Cost $12,162,735)		11,255,250

SHORT POSITIONS — (85.7)%
COMMON STOCKS — (85.7)%
Banks — (0.4)%
BB&T Corp.	(8)	(285)
Hudson City Bancorp, Inc.	(1,277)	(12,987)
M&T Bank Corp.	(1)	(122)
People’s United Financial, Inc.	(8)	(126)
Zions Bancorporation	(482)	(13,274)

		(26,794)

Capital Goods — (0.2)%
Allegion PLC (Ireland)	(230)	(13,262)
AMETEK, Inc.	(7)	(366)
Eaton Corp. PLC (Ireland)	(7)	(359)
Quanta Services, Inc.*	(3)	(73)
Raytheon Co.	(4)	(437)
Roper Technologies, Inc.	(1)	(157)
United Rentals, Inc.*	(2)	(120)
Xylem, Inc.	(2)	(66)

		(14,840)

Commercial & Professional Services — (1.0)%
ADT Corp. (The)	(410)	(12,259)
Cintas Corp.	(11)	(943)
Equifax, Inc.	(1)	(97)
Nielsen Holdings PLC (United Kingdom)	(365)	(16,232)
Republic Services, Inc.	(10)	(412)
Stericycle, Inc.*	(204)	(28,419)

		(58,362)

Consumer Durables & Apparel — (5.2)%
Hanesbrands, Inc.	(970)	(28,072)
Harman International Industries, Inc.	(170)	(16,318)
Hasbro, Inc.	(295)	(21,281)
Mattel, Inc.	(805)	(16,953)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Mohawk Industries, Inc.*	(176)	$(31,995)
Newell Rubbermaid, Inc.	(648)	(25,732)
NIKE, Inc., Class B	(204)	(25,086)
PulteGroup, Inc.	(882)	(16,643)
Under Armour, Inc., Class A*	(520)	(50,326)
VF Corp.	(811)	(55,318)
Whirlpool Corp.	(187)	(27,538)

		(315,262)

Consumer Services — (3.1)%
Chipotle Mexican Grill, Inc.*	(71)	(51,138)
Darden Restaurants, Inc.	(3)	(206)
Marriott International, Inc., Class A	(7)	(477)
Royal Caribbean Cruises, Ltd. (Liberia)	(531)	(47,307)
Starbucks Corp.	(1,046)	(59,455)
Wynn Resorts Ltd.	(245)	(13,014)
Yum! Brands, Inc.	(215)	(17,189)

		(188,786)

Diversified Financials — (1.9)%
Bank of New York Mellon Corp. (The)	(4)	(157)
Berkshire Hathaway, Inc., Class B*	(70)	(9,128)
Charles Schwab Corp. (The)	(2,071)	(59,148)
CME Group, Inc.	(9)	(835)
E*TRADE Financial Corp.*	(682)	(17,957)
Intercontinental Exchange, Inc.	(1)	(235)
Northern Trust Corp.	(4)	(273)
PayPal Holdings, Inc.*	(34)	(1,055)
State Street Corp.	(374)	(25,137)

		(113,925)

Energy — (17.5)%
Anadarko Petroleum Corp.	(1,197)	(72,287)
Apache Corp.	(4)	(157)
Cabot Oil & Gas Corp.	(998)	(21,816)
Chevron Corp.	(1,460)	(115,165)
Cimarex Energy Co.	(226)	(23,161)
ConocoPhillips	(2,451)	(117,550)
CONSOL Energy, Inc.	(552)	(5,410)
Devon Energy Corp.	(2)	(74)
Diamond Offshore Drilling, Inc.	(331)	(5,726)
EOG Resources, Inc.	(1,325)	(96,460)
EQT Corp.	(367)	(23,771)
Exxon Mobil Corp.	(1,296)	(96,358)
Hess Corp.	(690)	(34,541)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Kinder Morgan, Inc.	(2,999)	$(83,012)
Marathon Oil Corp.	(1,630)	(25,102)
Murphy Oil Corp.	(341)	(8,252)
Newfield Exploration Co.*	(393)	(12,930)
Noble Energy, Inc.	(929)	(28,037)
Occidental Petroleum Corp.	(1,703)	(112,653)
ONEOK, Inc.	(504)	(16,229)
Pioneer Natural Resources Co.	(359)	(43,669)
Range Resources Corp.	(407)	(13,073)
Southwestern Energy Co.*	(5)	(64)
Spectra Energy Corp.	(1,611)	(42,321)
Williams Cos., Inc. (The)	(1,806)	(66,551)

		(1,064,369)

Food & Staples Retailing — (1.3)%
Costco Wholesale Corp.	(307)	(44,383)
Kroger Co. (The)	(940)	(33,906)

		(78,289)

Food, Beverage & Tobacco — (2.8)%
Brown-Forman Corp., Class B	(164)	(15,892)
Campbell Soup Co.	(8)	(405)
Coca-Cola Enterprises, Inc.	(1)	(48)
Constellation Brands, Inc., Class A	(462)	(57,847)
Hershey Co. (The)	(5)	(459)
JM Smucker Co. (The)	(43)	(4,906)
Kraft Heinz Co. (The)	(1)	(71)
McCormick & Co., Inc.	(304)	(24,983)
Molson Coors Brewing Co., Class B	(4)	(332)
Mondelez International, Inc.	(832)	(34,836)
Monster Beverage Corp.*	(242)	(32,704)

		(172,483)

Health Care Equipment & Services — (4.4)%
AmerisourceBergen Corp.	(111)	(10,544)
Baxter International, Inc.	(1,284)	(42,179)
Becton Dickinson and Co.	(6)	(796)
Boston Scientific Corp.*	(38)	(624)
Cerner Corp.*	(830)	(49,767)
DENTSPLY International, Inc.	(1)	(51)
Edwards Lifesciences Corp.*	(85)	(12,085)
HCA Holdings, Inc.*	(3)	(232)
Henry Schein, Inc.*	(1)	(133)
Intuitive Surgical, Inc.*	(55)	(25,277)
Laboratory Corp. of America Holdings*	(252)	(27,334)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Medtronic PLC (Ireland)	(475)	$(31,796)
Patterson Cos, Inc.	(235)	(10,164)
St Jude Medical, Inc.	(2)	(126)
Stryker Corp.	(2)	(188)
Tenet Healthcare Corp.*	(207)	(7,642)
Zimmer Biomet Holdings, Inc.	(485)	(45,556)

		(264,494)

Household & Personal Products — (0.1)%
Colgate-Palmolive Co.	(3)	(190)
Estee Lauder Cos, Inc., Class A (The)	(7)	(565)
Kimberly-Clark Corp.	(10)	(1,090)
Procter & Gamble Co. (The)	(29)	(2,086)

		(3,931)

Insurance — (1.4)%
Aon PLC (United Kingdom)	(210)	(18,608)
Chubb Corp. (The)	(49)	(6,010)
Cincinnati Financial Corp.	(2)	(108)
Loews Corp.	(873)	(31,550)
XL Group PLC (Ireland)	(729)	(26,477)

		(82,753)

Materials — (3.3)%
Air Products & Chemicals, Inc.	(387)	(49,374)
Airgas, Inc.	(67)	(5,985)
CF Industries Holdings, Inc.	(574)	(25,773)
Ecolab, Inc.	(2)	(219)
EI du Pont de Nemours & Co.	(26)	(1,253)
FMC Corp.	(320)	(10,851)
Freeport-McMoRan, Inc.	(2,511)	(24,332)
Martin Marietta Materials, Inc.	(162)	(24,616)
Monsanto Co.	(14)	(1,195)
Praxair, Inc.	(8)	(815)
Sigma-Aldrich Corp.	(219)	(30,424)
Vulcan Materials Co.	(320)	(28,544)

		(203,381)

Media — (0.3)%
Cablevision Systems Corp., Class A	(8)	(260)
News Corp., Class A	(15)	(189)
Time Warner Cable, Inc.	(106)	(19,013)

		(19,462)

Pharmaceuticals, Biotechnology & Life Sciences — (7.2)%
Alexion Pharmaceuticals, Inc.*	(276)	(43,164)
Allergan PLC (Ireland)*	(229)	(62,228)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Baxalta, Inc.	(536)	$(16,889)
Bristol-Myers Squibb Co.	(49)	(2,901)
Celgene Corp.*	(45)	(4,868)
Eli Lilly & Co.	(30)	(2,511)
Endo International PLC (Ireland)*	(7)	(485)
Mallinckrodt PLC (Ireland)*	(279)	(17,839)
Mylan NV (Netherlands)*	(859)	(34,583)
PerkinElmer, Inc.	(29)	(1,333)
Perrigo Co. PLC (Ireland)	(327)	(51,427)
Regeneron Pharmaceuticals, Inc.*	(118)	(54,887)
Thermo Fisher Scientific, Inc.	(561)	(68,599)
Vertex Pharmaceuticals, Inc.*	(589)	(61,339)
Waters Corp.*	(2)	(236)
Zoetis, Inc.	(313)	(12,889)

		(436,178)

Real Estate — (7.6)%
American Tower Corp.	(646)	(56,835)
Apartment Investment & Management Co., Class A	(4)	(148)
AvalonBay Communities, Inc.	(70)	(12,237)
Boston Properties, Inc.	(347)	(41,085)
Crown Castle International Corp.	(175)	(13,802)
Equity Residential	(79)	(5,935)
Essex Property Trust, Inc.	(156)	(34,854)
General Growth Properties, Inc.	(2,092)	(54,329)
HCP, Inc.	(13)	(484)
Host Hotels & Resorts, Inc.	(21)	(332)
Iron Mountain, Inc., REIT	(6)	(186)
Macerich Co. (The)	(382)	(29,345)
Plum Creek Timber Co., Inc.	(6)	(237)
Prologis, Inc.	(15)	(584)
Public Storage	(186)	(39,363)
Realty Income Corp.	(564)	(26,728)
Simon Property Group, Inc.	(175)	(32,151)
SL Green Realty Corp.	(240)	(25,958)
Ventas, Inc.	(786)	(44,063)
Vornado Realty Trust	(452)	(40,870)

		(459,526)

Retailing — (7.0)%
Amazon.com, Inc.*	(233)	(119,270)
AutoNation, Inc.*	(270)	(15,709)
CarMax, Inc.*	(477)	(28,296)
Dollar Tree, Inc.*	(554)	(36,930)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Expedia, Inc.	(323)	$(38,011)
Netflix, Inc.*	(1,017)	(105,015)
Nordstrom, Inc.	(461)	(33,058)
O’Reilly Automotive, Inc.*	(2)	(500)
Priceline Group, Inc. (The)*	(13)	(16,079)
Signet Jewelers Ltd. (Bermuda)	(64)	(8,712)
Tractor Supply Co.	(1)	(84)
TripAdvisor, Inc.*	(346)	(21,805)
Walgreens Boots Alliance, Inc.	(11)	(914)

		(424,383)

Semiconductors & Semiconductor Equipment — (2.8)%
Altera Corp.	(716)	(35,857)
Avago Technologies Ltd. (Singapore)	(648)	(81,007)
Microchip Technology, Inc.	(4)	(172)
Qorvo, Inc.*	(357)	(16,083)
Skyworks Solutions, Inc.	(461)	(38,821)

		(171,940)

Software & Services — (9.1)%
Activision Blizzard, Inc.	(11)	(339)
Adobe Systems, Inc.*	(1,038)	(85,344)
Akamai Technologies, Inc.*	(186)	(12,845)
Alliance Data Systems Corp.*	(148)	(38,329)
Autodesk, Inc.*	(549)	(24,233)
Automatic Data Processing, Inc.	(14)	(1,125)
Citrix Systems, Inc.*	(381)	(26,396)
Facebook, Inc., Class A*	(1,118)	(100,508)
Fidelity National Information Services, Inc.	(9)	(604)
Fiserv, Inc.*	(90)	(7,795)
Google, Inc., Class A*	(73)	(46,601)
Intuit, Inc.	(656)	(58,220)
MasterCard, Inc., Class A	(33)	(2,974)
Red Hat, Inc.*	(442)	(31,771)
salesforce.com inc*	(1,591)	(110,463)
Total System Services, Inc.	(5)	(227)
Visa, Inc., Class A	(52)	(3,622)

		(551,396)

Technology Hardware & Equipment — (0.4)%
Amphenol Corp., Class A	(2)	(102)
FLIR Systems, Inc.	(34)	(952)
Harris Corp.	(295)	(21,579)
SanDisk Corp.	(1)	(54)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Seagate Technology PLC (Ireland)	(2)	$(90)

		(22,777)

Telecommunication Services — (1.4)%
Equinix, Inc.	(136)	(37,182)
Frontier Communications Corp.	(1,958)	(9,300)
Level 3 Communications, Inc.*	(851)	(37,180)

		(83,662)

Transportation — (1.0)%
FedEx Corp.	(81)	(11,662)
JB Hunt Transport Services, Inc.	(232)	(16,565)
Kansas City Southern	(266)	(24,174)
Ryder System, Inc.	(128)	(9,477)

		(61,878)

Utilities — (6.3)%
AGL Resources, Inc.	(4)	(244)
Ameren Corp.	(585)	(24,728)
American Electric Power Co., Inc.	(14)	(796)
CenterPoint Energy, Inc.	(1,038)	(18,726)
CMS Energy Corp.	(8)	(283)
Columbia Pipeline Group, Inc.	(1)	(18)
Consolidated Edison, Inc.	(216)	(14,440)
Dominion Resources, Inc.	(739)	(52,011)
DTE Energy Co.	(92)	(7,394)
Duke Energy Corp.	(34)	(2,446)
Edison International	(206)	(12,992)
Entergy Corp.	(6)	(391)
Eversource Energy	(10)	(506)
Exelon Corp.	(25)	(742)
FirstEnergy Corp.	(343)	(10,739)
NextEra Energy, Inc.	(381)	(37,167)
NiSource, Inc.	(9)	(167)
NRG Energy, Inc.	(10)	(148)
Pepco Holdings, Inc.	(611)	(14,798)
PG&E Corp.	(693)	(36,590)
Pinnacle West Capital Corp.	(4)	(257)
PPL Corp.	(344)	(11,314)
Public Service Enterprise Group, Inc.	(616)	(25,971)
SCANA Corp.	(5)	(281)
Sempra Energy	(8)	(774)
Southern Co. (The)	(1,255)	(56,098)
TECO Energy, Inc.	(568)	(14,916)
WEC Energy Group, Inc.	(747)	(39,008)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 FUND

Portfolio of Investments (Concluded)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Xcel Energy, Inc.	(15)	$(531)

		(384,476)

TOTAL COMMON STOCK (Proceeds $5,731,687)		(5,203,347)

TOTAL SECURITES SOLD SHORT - (85.7)%		(5,203,347)

(Proceeds $5,731,687)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		14,777

NET ASSETS - 100.0%		$6,066,680

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	Security position is either entirely or partially designated as collateral for securities on loan.
(b)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
LONG POSITIONS — 189.2%
COMMON STOCKS — 89.2%
Automobiles & Components — 2.4%
BorgWarner, Inc.	3	$125
Delphi Automotive PLC (Jersey)	10	760
Ford Motor Co.	13	176
General Motors Co.†(a)	4,288	128,726
Goodyear Tire & Rubber Co. (The)†	822	24,109
Harley-Davidson, Inc.†(a)	628	34,477
Johnson Controls, Inc.†	3	124

		188,497

Banks — 3.2%
Bank of America Corp.†(a)	3,172	49,420
Citigroup, Inc.†	2,590	128,490
Comerica, Inc.	3	123
Fifth Third Bancorp†	30	567
Huntington Bancshares, Inc.	17	180
JPMorgan Chase & Co.†	856	52,190
KeyCorp.	15	195
PNC Financial Services Group, Inc. (The)†	20	1,784
Regions Financial Corp.	50	450
SunTrust Banks, Inc.	70	2,677
US Bancorp†	19	779
Wells Fargo & Co.†	196	10,065

		246,920

Capital Goods — 9.9%
3M Co.†	5	709
Boeing Co. (The)†	923	120,867
Caterpillar, Inc.†	1,840	120,262
Cummins, Inc.†	440	47,775
Danaher Corp.	25	2,130
Dover Corp.†	477	27,275
Emerson Electric Co.†	2,023	89,356
Fastenal Co.	8	293
Flowserve Corp.	5	206
Fluor Corp.†	150	6,352
General Dynamics Corp.†(a)	939	129,535
Honeywell International, Inc.†	29	2,746
Illinois Tool Works, Inc.	2	165
Ingersoll-Rand PLC (Ireland)	505	25,639
Jacobs Engineering Group, Inc.†*	379	14,186
Joy Global, Inc.	291	4,345
L-3 Communications Holdings, Inc.†	2	209
Lockheed Martin Corp.†	12	2,488
Masco Corp.†	1,033	26,011

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Northrop Grumman Corp.†	163	$27,050
PACCAR, Inc.†	486	25,355
Parker-Hannifin Corp.†	423	41,158
Rockwell Automation, Inc.†	408	41,400
Snap-on, Inc.	2	302
Stanley Black & Decker, Inc.	5	485
Textron, Inc.	5	188
Tyco International PLC (Ireland)	3	100
United Technologies Corp.	2	178
WW Grainger, Inc.	3	645

		757,410

Commercial & Professional Services — 0.5%
Pitney Bowes, Inc.†	615	12,208
Robert Half International, Inc.†(a)	409	20,924
Waste Management, Inc.	118	5,878

		39,010

Consumer Durables & Apparel — 1.2%
Coach, Inc.†(a)	843	24,388
DR Horton, Inc.	11	323
Fossil Group, Inc.†*	41	2,291
Garmin Ltd. (Switzerland)	582	20,882
Leggett & Platt, Inc.	3	124
Michael Kors Holdings Ltd. (British Virgin Islands)†*	164	6,927
PVH Corp.	34	3,466
Ralph Lauren Corp.†(a)	261	30,840

		89,241

Consumer Services — 0.4%
Carnival Corp. (Panama)	28	1,392
McDonald’s Corp.†	35	3,449
Starwood Hotels & Resorts Worldwide, Inc.	2	133
Wyndham Worldwide Corp.†(a)	360	25,884

		30,858

Diversified Financials — 7.6%
American Express Co.†	38	2,817
BlackRock, Inc.†	329	97,868
Capital One Financial Corp.†	845	61,279
Discover Financial Services†(a)	1,334	69,355
Franklin Resources, Inc.†	1,292	48,140
Goldman Sachs Group, Inc. (The)†	176	30,582
Invesco, Ltd. (Bermuda)†	760	23,735
Legg Mason, Inc.†(a)	336	13,981

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Leucadia National Corp.†	1,117	$22,630
McGraw Hill Financial, Inc.	158	13,667
Moody’s Corp.†	7	687
Morgan Stanley†	3,697	116,456
NASDAQ OMX Group, Inc. (The)†(a)	449	23,945
Navient Corp.†	63	708
T Rowe Price Group, Inc.†(a)	785	54,558

		580,408

Energy — 6.6%
Baker Hughes, Inc.†(a)	1,329	69,161
Cameron International Corp.†(a) *	491	30,108
Chesapeake Energy Corp.	4	29
Ensco PLC, Class A (United Kingdom)	5	70
FMC Technologies, Inc.†*	128	3,968
Halliburton Co.†	2,603	92,016
Helmerich & Payne, Inc.	328	15,501
Marathon Petroleum Corp.†	1,438	66,623
National Oilwell Varco, Inc.†	381	14,345
Phillips 66†	481	36,960
Schlumberger Ltd. (Curacao)	961	66,280
Tesoro Corp.†	32	3,112
Transocean Ltd. (Switzerland)	1,066	13,773
Valero Energy Corp.†(a)	1,524	91,592

		503,538

Food & Staples Retailing — 1.7%
CVS Health Corp.†	25	2,412
Sysco Corp.†	1,533	59,741
Wal-Mart Stores, Inc.†	1,025	66,461

		128,614

Food, Beverage & Tobacco — 1.8%
Altria Group, Inc.†	328	17,843
Archer-Daniels-Midland Co.	2	83
Coca-Cola Co. (The)†(a)	150	6,018
ConAgra Foods, Inc.†	124	5,023
Dr Pepper Snapple Group, Inc.	63	4,980
General Mills, Inc.†	7	393
Hormel Foods Corp.†	5	317
Kellogg Co.†(a)	327	21,762
Keurig Green Mountain, Inc.	5	261
Mead Johnson Nutrition Co.	1	70
PepsiCo, Inc.†	56	5,281
Philip Morris International, Inc.†	916	72,666

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Tyson Foods, Inc., Class A	14	$603

		135,300

Health Care Equipment & Services — 5.6%
Abbott Laboratories	30	1,207
Aetna, Inc.†	1,063	116,303
Anthem, Inc.†(a)	798	111,720
Cardinal Health, Inc.	13	999
Cigna Corp.†	785	105,991
CR Bard, Inc.	2	373
DaVita HealthCare Partners, Inc.*	8	579
Express Scripts Holding Co.†*	13	1,052
Humana, Inc.	6	1,074
McKesson Corp.†	2	370
Quest Diagnostics, Inc.†	439	26,985
UnitedHealth Group, Inc.†	356	41,300
Universal Health Services, Inc., Class B	3	374
Varian Medical Systems, Inc.*	303	22,355

		430,682

Household & Personal Products — 0.3%
Clorox Co. (The)†	198	22,875

Insurance — 5.9%
ACE Ltd. (Switzerland)	12	1,241
Aflac, Inc.†(a)	1,299	75,511
Allstate Corp. (The)†	331	19,277
American International Group, Inc.†	406	23,069
Genworth Financial, Inc., Class A†*	1,517	7,008
Hartford Financial Services Group, Inc. (The)	15	687
Lincoln National Corp.†	577	27,384
Marsh & McLennan Cos., Inc.	335	17,494
MetLife, Inc.†	1,855	87,463
Principal Financial Group, Inc.	2	95
Progressive Corp. (The)†	12	368
Prudential Financial, Inc.†(a)	1,380	105,170
Torchmark Corp.†	2	113
Travelers Cos, Inc. (The)†	679	67,581
Unum Group†	752	24,124

		456,585

Materials — 4.2%
Alcoa, Inc.(a)	3,727	36,003
Avery Dennison Corp.†	279	15,783
Ball Corp.	159	9,890

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Dow Chemical Co. (The)†	441	$18,698
Eastman Chemical Co.†	453	29,318
International Paper Co.†	194	7,331
LyondellBasell Industries NV, Class A (Netherlands)†	1,428	119,038
Newmont Mining Corp.†	547	8,790
Nucor Corp.†(a)	977	36,686
Owens-Illinois, Inc.(a) *	490	10,153
Pentair PLC (United Kingdom)(a)	548	27,970
PPG Industries, Inc.	3	263
Sealed Air Corp.	61	2,860
Sherwin-Williams Co. (The)	1	223

		323,006

Media — 5.7%
CBS Corp., Class B†(a)	1,475	58,852
Comcast Corp., Class A†	132	7,508
Discovery Communications, Inc., Class A*	1,760	45,813
Interpublic Group of Cos, Inc. (The)†	1,251	23,932
Omnicom Group, Inc.†(a)	740	48,766
Scripps Networks Interactive, Inc., Class A†	156	7,674
TEGNA, Inc.†(a)	650	14,554
Time Warner, Inc.†	1,063	73,081
Twenty-First Century Fox, Inc., Class A†	5,322	143,588
Viacom, Inc., Class B(a)	101	4,358
Walt Disney Co. (The)	60	6,132

		434,258

Pharmaceuticals, Biotechnology & Life Sciences — 3.4%
AbbVie, Inc.	63	3,428
Amgen, Inc.†	372	51,455
Gilead Sciences, Inc.†(a)	1,410	138,448
Johnson & Johnson†	105	9,802
Merck & Co, Inc.	46	2,272
Pfizer, Inc.†(a)	1,798	56,475

		261,880

Real Estate — 1.0%
Kimco Realty Corp., REIT(a)	1,259	30,757
Weyerhaeuser Co., REIT†	1,567	42,842

		73,599

Retailing — 5.8%
Advance Auto Parts, Inc.	3	569

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
AutoZone, Inc.†*	2	$1,448
Bed Bath & Beyond, Inc.†(a) *	516	29,422
Best Buy Co., Inc.†	1,050	38,976
Dollar General Corp.†	9	652
GameStop Corp., Class A	322	13,270
Gap, Inc. (The)†	1,251	35,654
Genuine Parts Co.†	463	38,378
Home Depot, Inc. (The)†	361	41,692
Kohl’s Corp.†	581	26,906
L Brands, Inc.	2	180
Lowe’s Cos., Inc.†	873	60,167
Ross Stores, Inc.†	11	533
Staples, Inc.	2	23
Target Corp.†(a)	1,430	112,484
Tiffany & Co.†	393	30,347
TJX Cos, Inc. (The)†	25	1,786
Urban Outfitters, Inc.†*	390	11,458

		443,945

Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	3	169
Applied Materials, Inc.	45	661
Broadcom Corp., Class A	23	1,183
First Solar, Inc.(a) *	308	13,167
Intel Corp.†	3,764	113,447
KLA-Tencor Corp.†(a)	482	24,100
Lam Research Corp.	2	131
Linear Technology Corp.†	730	29,456
Micron Technology, Inc.†*	1,362	20,403
NVIDIA Corp.†(a)	1,537	37,887
Texas Instruments, Inc.†	1,116	55,264
Xilinx, Inc.(a)	788	33,411

		329,279

Software & Services — 4.5%
Accenture PLC, Class A (Ireland)	24	2,358
CA, Inc.†(a)	1,329	36,282
Computer Sciences Corp.†(a)	421	25,841
eBay, Inc.*	751	18,354
Electronic Arts, Inc.†*	12	813
International Business Machines Corp.†(a)	859	124,529
Microsoft Corp.†	851	37,665
Oracle Corp.†	397	14,340
Paychex, Inc.†	13	619
Symantec Corp.†	2,085	40,595

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Teradata Corp.†*	423	$12,250
Western Union Co. (The)†(a)	1,561	28,660
Xerox Corp.†	262	2,549

		344,855

Technology Hardware & Equipment — 9.0%
Apple, Inc.†	1,241	136,882
Cisco Systems, Inc.†(a)	5,431	142,564
Corning, Inc.†	3,749	64,183
EMC Corp.	74	1,788
F5 Networks, Inc.†*	2	232
Hewlett-Packard Co.†(a)	5,459	139,805
Juniper Networks, Inc.†	1,171	30,106
Motorola Solutions, Inc.†	4	273
NetApp, Inc.	4	118
QUALCOMM, Inc.†(a)	2,199	118,152
TE Connectivity Ltd. (Switzerland)	87	5,210
Western Digital Corp.†	671	53,304

		692,617

Telecommunication Services — 1.0%
AT&T, Inc.†	133	4,333
CenturyLink, Inc.	22	553
Verizon Communications, Inc.†(a)	1,751	76,186

		81,072

Transportation — 3.2%
American Airlines Group, Inc.	6	233
CH Robinson Worldwide, Inc.	331	22,435
CSX Corp.†	12	323
Delta Air Lines, Inc.†(a)	2,426	108,855
Expeditors International of Washington, Inc.†	576	27,101
Norfolk Southern Corp.†	2	153
Southwest Airlines Co.†	2,010	76,460
Union Pacific Corp.†	10	884
United Continental Holdings, Inc.*	163	8,647
United Parcel Service, Inc., Class B†	34	3,355

		248,446

TOTAL COMMON STOCKS (Cost $7,401,492)		6,842,895

	Number of Shares	Value
EXCHANGE TRADED FUNDS — 100.0%
SPDR S&P 500 ETF Trust†(a)(b)	40,002	$7,665,583

TOTAL EXCHANGE TRADED FUNDS (Cost $8,298,244)		7,665,583

TOTAL LONG POSITIONS - 189.2% (Cost $15,699,736)		14,508,478

SHORT POSITIONS — (89.6)%
COMMON STOCKS — (89.6)%
Banks — (0.5)%
BB&T Corp.	(12)	(427)
Hudson City Bancorp, Inc.	(1,615)	(16,425)
M&T Bank Corp.	(2)	(244)
People’s United Financial, Inc.	(80)	(1,258)
Zions Bancorporation	(621)	(17,102)

		(35,456)

Capital Goods — (0.4)%
Allegion PLC (Ireland)	(293)	(16,894)
AMETEK, Inc.	(153)	(8,005)
Eaton Corp. PLC (Ireland)	(11)	(564)
Precision Castparts Corp.	(6)	(1,378)
Quanta Services, Inc.*	(5)	(121)
Raytheon Co.	(7)	(765)
Roper Technologies, Inc.	(2)	(313)
United Rentals, Inc.*	(4)	(240)
Xylem, Inc.	(4)	(131)

		(28,411)

Commercial & Professional Services — (1.1)%
ADT Corp. (The)	(521)	(15,578)
Cintas Corp.	(52)	(4,459)
Equifax, Inc.	(3)	(292)
Nielsen Holdings PLC (United Kingdom)	(681)	(30,284)
Republic Services, Inc.	(14)	(577)
Stericycle, Inc.*	(258)	(35,942)

		(87,132)

Consumer Durables & Apparel — (5.6)%
Hanesbrands, Inc.	(1,227)	(35,509)
Harman International Industries, Inc.	(217)	(20,830)
Hasbro, Inc.	(381)	(27,485)
Mattel, Inc.	(1,033)	(21,755)
Mohawk Industries, Inc.*	(222)	(40,357)
Newell Rubbermaid, Inc.	(817)	(32,443)
NIKE, Inc., Class B	(379)	(46,606)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
PulteGroup, Inc.	(1,081)	$(20,399)
Under Armour, Inc., Class A*	(657)	(63,584)
VF Corp.	(1,209)	(82,466)
Whirlpool Corp.	(237)	(34,901)

		(426,335)

Consumer Services — (3.5)%
Chipotle Mexican Grill, Inc.*	(94)	(67,704)
Darden Restaurants, Inc.	(4)	(274)
Marriott International, Inc.	(9)	(614)
Royal Caribbean Cruises, Ltd. (Liberia)	(670)	(59,690)
Starbucks Corp.	(1,592)	(90,489)
Wynn Resorts Ltd.	(309)	(16,414)
Yum! Brands, Inc.	(414)	(33,099)

		(268,284)

Diversified Financials — (2.2)%
Bank of New York Mellon Corp. (The)	(7)	(274)
Berkshire Hathaway, Inc., Class B*	(93)	(12,127)
Charles Schwab Corp. (The)	(2,950)	(84,252)
CME Group, Inc.	(13)	(1,206)
E*TRADE Financial Corp.*	(885)	(23,302)
Intercontinental Exchange, Inc.	(3)	(705)
Northern Trust Corp.	(7)	(477)
PayPal Holdings, Inc.*	(45)	(1,397)
State Street Corp.	(644)	(43,283)

		(167,023)

Energy — (16.9)%
Anadarko Petroleum Corp.	(1,262)	(76,212)
Apache Corp.	(7)	(274)
Cabot Oil & Gas Corp.	(1,261)	(27,565)
Chevron Corp.	(1,841)	(145,218)
Cimarex Energy Co.	(287)	(29,412)
ConocoPhillips	(3,088)	(148,101)
CONSOL Energy, Inc.	(697)	(6,831)
Devon Energy Corp.	(4)	(148)
Diamond Offshore Drilling, Inc.	(418)	(7,231)
EOG Resources, Inc.	(1,674)	(121,867)
EQT Corp.	(464)	(30,053)
Exxon Mobil Corp.	(1,417)	(105,354)
Hess Corp.	(875)	(43,802)
Kinder Morgan, Inc.	(3,303)	(91,427)
Marathon Oil Corp.	(2,064)	(31,786)
Murphy Oil Corp.	(430)	(10,406)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Newfield Exploration Co.*	(496)	$(16,318)
Noble Energy, Inc.	(1,189)	(35,884)
Occidental Petroleum Corp.	(2,082)	(137,724)
ONEOK, Inc.	(637)	(20,511)
Pioneer Natural Resources Co.	(454)	(55,225)
Range Resources Corp.	(516)	(16,574)
Southwestern Energy Co.*	(8)	(102)
Spectra Energy Corp.	(2,046)	(53,748)
Williams Cos., Inc. (The)	(2,285)	(84,202)

		(1,295,975)

Food & Staples Retailing — (1.7)%
Costco Wholesale Corp.	(502)	(72,574)
Kroger Co. (The)	(1,591)	(57,387)

		(129,961)

Food, Beverage & Tobacco — (4.4)%
Brown-Forman Corp., Class B	(349)	(33,818)
Campbell Soup Co.	(12)	(608)
Coca-Cola Enterprises, Inc.	(2)	(97)
Constellation Brands, Inc., Class A	(595)	(74,500)
Hershey Co. (The)	(8)	(735)
JM Smucker Co. (The)	(186)	(21,221)
Kraft Heinz Co. (The)	(2)	(141)
McCormick & Co., Inc.	(390)	(32,050)
Molson Coors Brewing Co., Class B	(6)	(498)
Mondelez International, Inc.	(1,437)	(60,167)
Monster Beverage Corp.*	(412)	(55,678)
Reynolds American, Inc.	(1,363)	(60,340)

		(339,853)

Health Care Equipment & Services — (5.3)%
AmerisourceBergen Corp.	(310)	(29,447)
Baxter International, Inc.	(1,652)	(54,268)
Becton Dickinson and Co.	(25)	(3,316)
Boston Scientific Corp.*	(52)	(853)
Cerner Corp.*	(1,051)	(63,018)
DENTSPLY International, Inc.	(2)	(101)
Edwards Lifesciences Corp.*	(214)	(30,424)
HCA Holdings, Inc.*	(5)	(387)
Henry Schein, Inc.*	(3)	(398)
Intuitive Surgical, Inc.*	(105)	(48,256)
Laboratory Corp. of America Holdings*	(319)	(34,602)
Medtronic PLC (Ireland)	(822)	(55,025)
Patterson Cos, Inc.	(303)	(13,105)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
St Jude Medical, Inc.	(3)	$(189)
Stryker Corp.	(3)	(282)
Tenet Healthcare Corp.*	(303)	(11,187)
Zimmer Biomet Holdings, Inc.	(619)	(58,143)

		(403,001)

Household & Personal Products — (0.1)%
Colgate-Palmolive Co.	(5)	(317)
Estee Lauder Cos, Inc., Class A (The)	(10)	(807)
Kimberly-Clark Corp.	(14)	(1,527)
Procter & Gamble Co. (The)	(39)	(2,806)

		(5,457)

Insurance — (1.2)%
Aon PLC (United Kingdom)	(10)	(886)
Assurant, Inc.	(204)	(16,118)
Chubb Corp. (The)	(8)	(981)
Cincinnati Financial Corp.	(4)	(215)
Loews Corp.	(1,114)	(40,260)
XL Group PLC (Ireland)	(927)	(33,669)

		(92,129)

Materials — (3.8)%
Air Products & Chemicals, Inc.	(585)	(74,634)
Airgas, Inc.	(199)	(17,777)
CF Industries Holdings, Inc.	(711)	(31,924)
Ecolab, Inc.	(4)	(439)
EI du Pont de Nemours & Co.	(35)	(1,687)
FMC Corp.	(407)	(13,801)
Freeport-McMoRan, Inc.	(3,171)	(30,727)
Martin Marietta Materials, Inc.	(204)	(30,998)
Monsanto Co.	(38)	(3,243)
Praxair, Inc.	(11)	(1,120)
Sigma-Aldrich Corp.	(366)	(50,845)
Vulcan Materials Co.	(405)	(36,126)

		(293,321)

Media — (0.7)%
Cablevision Systems Corp., Class A	(134)	(4,351)
News Corp., Class A	(472)	(5,957)
Time Warner Cable, Inc.	(245)	(43,946)

		(54,254)

Pharmaceuticals, Biotechnology & Life Sciences — (7.8)%
Alexion Pharmaceuticals, Inc.*	(367)	(57,395)
Allergan PLC (Ireland)*	(296)	(80,456)
Baxalta, Inc.	(805)	(25,366)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Bristol-Myers Squibb Co.	(64)	$(3,789)
Celgene Corp.*	(57)	(6,166)
Eli Lilly & Co.	(41)	(3,431)
Endo International PLC (Ireland)*	(8)	(554)
Mallinckrodt PLC (Ireland)*	(357)	(22,827)
Mylan NV (Netherlands)*	(1,134)	(45,655)
PerkinElmer, Inc.	(278)	(12,777)
Perrigo Co. PLC (Ireland)	(439)	(69,042)
Regeneron Pharmaceuticals, Inc.*	(151)	(70,236)
Thermo Fisher Scientific, Inc.	(812)	(99,291)
Vertex Pharmaceuticals, Inc.*	(762)	(79,355)
Waters Corp.*	(50)	(5,910)
Zoetis, Inc.	(429)	(17,666)

		(599,916)

Real Estate — (5.5)%
American Tower Corp.	(513)	(45,134)
Apartment Investment & Management Co., Class A	(6)	(222)
AvalonBay Communities, Inc.	(5)	(874)
Boston Properties, Inc.	(191)	(22,614)
Crown Castle International Corp.	(13)	(1,025)
Equity Residential	(14)	(1,052)
Essex Property Trust, Inc.	(198)	(44,237)
General Growth Properties, Inc.	(2,700)	(70,119)
HCP, Inc.	(18)	(670)
Host Hotels & Resorts, Inc.	(29)	(459)
Iron Mountain, Inc., REIT	(9)	(279)
Macerich Co. (The)	(483)	(37,104)
Plum Creek Timber Co., Inc.	(7)	(277)
Prologis, Inc.	(20)	(778)
Public Storage	(105)	(22,221)
Realty Income Corp.	(716)	(33,931)
Simon Property Group, Inc.	(76)	(13,963)
SL Green Realty Corp.	(303)	(32,773)
Ventas, Inc.	(806)	(45,184)
Vornado Realty Trust	(574)	(51,901)

		(424,817)

Retailing — (7.4)%
Amazon.com, Inc.*	(292)	(149,472)
AutoNation, Inc.*	(346)	(20,130)
CarMax, Inc.*	(624)	(37,016)
Dollar Tree, Inc.*	(715)	(47,662)
Expedia, Inc.	(410)	(48,249)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Netflix, Inc.*	(1,292)	$(133,412)
Nordstrom, Inc.	(573)	(41,090)
O’Reilly Automotive, Inc.*	(4)	(1,000)
Priceline Group, Inc. (The)*	(29)	(35,869)
Signet Jewelers Ltd. (Bermuda)	(162)	(22,053)
Tractor Supply Co.	(3)	(253)
TripAdvisor, Inc.*	(439)	(27,666)
Walgreens Boots Alliance, Inc.	(15)	(1,246)

		(565,118)

Semiconductors & Semiconductor Equipment — (2.9)%
Altera Corp.	(923)	(46,224)
Avago Technologies Ltd. (Singapore)	(838)	(104,758)
Microchip Technology, Inc.	(6)	(259)
Qorvo, Inc.*	(449)	(20,227)
Skyworks Solutions, Inc.	(582)	(49,010)

		(220,478)

Software & Services — (10.1)%
Activision Blizzard, Inc.	(15)	(463)
Adobe Systems, Inc.*	(1,466)	(120,535)
Akamai Technologies, Inc.*	(387)	(26,726)
Alliance Data Systems Corp.*	(188)	(48,688)
Autodesk, Inc.*	(689)	(30,412)
Automatic Data Processing, Inc.	(121)	(9,724)
Citrix Systems, Inc.*	(489)	(33,878)
Facebook, Inc., Class A*	(1,541)	(138,536)
Fidelity National Information Services, Inc.	(135)	(9,056)
Fiserv, Inc.*	(250)	(21,652)
Google, Inc., Class A*	(115)	(73,413)
Intuit, Inc.	(846)	(75,082)
MasterCard, Inc., Class A	(44)	(3,965)
Red Hat, Inc.*	(559)	(40,181)
salesforce.com inc*	(1,978)	(137,333)
Total System Services, Inc.	(8)	(363)
Verisign, Inc.*	(5)	(353)
Visa, Inc., Class A	(70)	(4,876)

		(775,236)

Technology Hardware & Equipment — (0.5)%
Amphenol Corp., Class A	(4)	(204)
FLIR Systems, Inc.	(405)	(11,336)
Harris Corp.	(377)	(27,578)
SanDisk Corp.	(2)	(109)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Seagate Technology PLC (Ireland)	(4)	$(179)

		(39,406)

Telecommunication Services — (1.4)%
Equinix, Inc.	(173)	(47,298)
Frontier Communications Corp.	(3,562)	(16,920)
Level 3 Communications, Inc.*	(1,081)	(47,229)

		(111,447)

Transportation — (1.3)%
FedEx Corp.	(206)	(29,660)
JB Hunt Transport Services, Inc.	(355)	(25,347)
Kansas City Southern	(336)	(30,536)
Ryder System, Inc.	(162)	(11,995)

		(97,538)

Utilities — (5.3)%
AGL Resources, Inc.	(4)	(244)
Ameren Corp.	(666)	(28,152)
American Electric Power Co., Inc.	(18)	(1,024)
CenterPoint Energy, Inc.	(1,311)	(23,650)
CMS Energy Corp.	(11)	(389)
Columbia Pipeline Group, Inc.	(2)	(37)
Consolidated Edison, Inc.	(166)	(11,097)
Dominion Resources, Inc.	(847)	(59,612)
DTE Energy Co.	(22)	(1,768)
Duke Energy Corp.	(26)	(1,870)
Edison International	(145)	(9,145)
Entergy Corp.	(7)	(456)
Eversource Energy	(12)	(607)
Exelon Corp.	(32)	(950)
FirstEnergy Corp.	(173)	(5,417)
NextEra Energy, Inc.	(411)	(40,093)
NiSource, Inc.	(13)	(241)
NRG Energy, Inc.	(12)	(178)
Pepco Holdings, Inc.	(772)	(18,698)
PG&E Corp.	(721)	(38,069)
Pinnacle West Capital Corp.	(5)	(321)
PPL Corp.	(165)	(5,427)
Public Service Enterprise Group, Inc.	(584)	(24,621)
SCANA Corp.	(6)	(338)
Sempra Energy	(10)	(967)
Southern Co. (The)	(1,448)	(64,726)
TECO Energy, Inc.	(716)	(18,802)
WEC Energy Group, Inc.	(962)	(50,236)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2015

Number of Shares		Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Xcel Energy, Inc.	(19)	$(673)

		(407,808)

TOTAL COMMON STOCK (Proceeds $7,584,101)		(6,868,356)

TOTAL SECURITES SOLD SHORT - (89.6)%		(6,868,356)

(Proceeds $7,584,101)
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		28,690

NET ASSETS - 100.0%		$7,668,812

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	Security position is either entirely or partially designated as collateral for securities on loan.
(b)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
LONG POSITIONS — 121.8%
COMMON STOCKS — 121.8%
Automobiles & Components — 2.1%
Allison Transmission Holdings, Inc.†	22,535	$601,459
American Axle & Manufacturing Holdings, Inc.†(a)*	161,420	3,218,715
Dorman Products, Inc.(a)*	1,814	92,314
General Motors Co.	22,054	662,061
Gentex Corp.†(a)(b)	94,877	1,470,594
Harley-Davidson, Inc.†(a)(b)	74,825	4,107,892
Johnson Controls, Inc.†(a)(b)	34,841	1,441,024
Magna International, Inc. (Canada)	9,127	438,187
Thor Industries, Inc.	5,410	280,238
Visteon Corp.†*	35,493	3,593,311

		15,905,795

Capital Goods — 16.8%
Actuant Corp., Class A†(a)	48,575	893,294
Aegion Corp.†*	49,978	823,637
American Woodmark Corp.†(a)(b)*	25,256	1,638,357
Apogee Enterprises, Inc.†	53,948	2,408,778
Applied Industrial Technologies, Inc.†(b)	54,794	2,090,391
Armstrong World Industries, Inc.*	1,182	56,429
Astec Industries, Inc.†(a)	272	9,115
AZZ, Inc.†	11,692	569,283
Babcock & Wilcox Co. (The)†	173,599	4,576,070
Babcock & Wilcox Enterprises, Inc.†(b)	91,925	1,544,340
Barnes Group, Inc.†	7,343	264,715
Boeing Co. (The)†	8,913	1,167,157
Brady Corp., Class A†(a)(b)	40,609	798,373
Briggs & Stratton Corp.†(b)	69,579	1,343,571
Caterpillar, Inc.†(a)	48,789	3,188,849
Chicago Bridge & Iron Co. NV (Netherlands)(a)	60,636	2,404,824
CLARCOR, Inc.(a)	12,359	589,277
Colfax Corp.(a)*	22,646	677,342
Comfort Systems USA, Inc.†(a)(b)	88,386	2,409,402
Continental Building Products, Inc.†(b)*	66,011	1,355,866
Crane Co.†	40,244	1,875,773
Cummins, Inc.†(b)	50,122	5,442,247
DigitalGlobe, Inc.†(a)*	104,391	1,985,517
Donaldson Co., Inc.	1,505	42,260
Dover Corp.†	36,696	2,098,277
EMCOR Group, Inc.†	47,428	2,098,689

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Emerson Electric Co.†(a)(b)	61,512	$2,716,985
Fastenal Co.†(a)(b)	42,265	1,547,322
Federal Signal Corp.†	71,524	980,594
Fluor Corp.†(a)(b)	125,394	5,310,436
General Cable Corp.†	10,825	128,818
General Dynamics Corp.†	29,704	4,097,667
GoPro, Inc., Class A†(a)*	60,534	1,889,872
HD Supply Holdings, Inc.†*	23,739	679,410
Heico Corp.†(b)	24,294	1,187,491
Hubbell, Inc., Class B	6,936	589,213
Huntington Ingalls Industries, Inc.†	43,106	4,618,808
II-VI, Inc.†(a)(b)*	52,465	843,637
Jacobs Engineering Group, Inc.†(a)*	44,258	1,656,577
John Bean Technologies Corp.†(b)	18,445	705,521
Joy Global, Inc.(a)	46,402	692,782
Kaman Corp.†(a)(b)	22,329	800,495
KBR, Inc.†(a)(b)	290,297	4,836,348
Kennametal, Inc.†(b)	155,030	3,858,697
Keysight Technologies, Inc.†*	4,136	127,554
Lincoln Electric Holdings, Inc.†(a)	60,770	3,186,171
Lindsay Corp.†(a)	10,707	725,828
Masonite International Corp. (Canada)†*	24,557	1,487,663
Meritor, Inc.†*	91,987	977,822
Moog, Inc., Class A†*	38,202	2,065,582
MRC Global, Inc.†(a)(b)*	275,567	3,072,572
MSA Safety, Inc.	353	14,109
MSC Industrial Direct Co., Inc., Class A(a)	6,319	385,649
Mueller Water Products, Inc., Class A	12,739	97,581
PACCAR, Inc.†(a)(b)	80,580	4,203,859
Parker-Hannifin Corp.†(a)	52,550	5,113,115
Proto Labs, Inc.*	343	22,981
Rexnord Corp.†(a)*	12,586	213,710
Rockwell Automation, Inc.†(a)	53,482	5,426,819
Spirit AeroSystems Holdings, Inc., Class A†*	132,653	6,412,446
Standex International Corp.†(a)(b)	9,299	700,680
Stanley Black & Decker, Inc.†	40,373	3,915,374
Sun Hydraulics Corp.†(a)(b)	16,026	440,234
Timken Co. (The)	17,721	487,150
Toro Co. (The)	230	16,224
TriMas Corp.†(b)*	15,188	248,324
Triumph Group, Inc.†	45,609	1,919,227

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Tyco International PLC (Ireland)	419	$14,020
Valmont Industries, Inc.	3,072	291,502
Wabash National Corp.†(a)(b)*	273,521	2,896,587
WESCO International, Inc.†(a)*	59,477	2,763,896

		126,719,185

Commercial & Professional Services — 5.2%
ABM Industries, Inc.†	19,711	538,307
ACCO Brands Corp.†*	133,852	946,334
CEB, Inc.†	28,908	1,975,573
Copart, Inc.†(b)*	20,513	674,878
Deluxe Corp.†(a)(b)	55,800	3,110,292
Herman Miller, Inc.†(a)(b)	72,453	2,089,545
IHS, Inc., Class A†*	3,931	455,996
Insperity, Inc.†(a)(b)	31,122	1,367,189
Interface, Inc.†(b)	110,994	2,490,705
KAR Auction Services, Inc.†(a)(b)	59,472	2,111,256
Korn/Ferry International†(b)	59,145	1,955,925
Multi-Color Corp.†	19,323	1,478,016
Quad/Graphics, Inc.†(b)	49,212	595,465
Ritchie Bros Auctioneers, Inc. (Canada)†	156,233	4,043,310
Robert Half International, Inc.†(b)	23,203	1,187,065
RPX Corp.†(a)(b)*	72,013	988,018
ServiceMaster Global Holdings, Inc.†*	14,163	475,169
Team, Inc.*	523	16,799
Tetra Tech, Inc.†(a)(b)	81,022	1,969,645
Towers Watson & Co., Class A†	59,976	7,039,983
TrueBlue, Inc.†(b)*	50,378	1,131,994
UniFirst Corp.†	13,056	1,394,511
US Ecology, Inc.†(a)(b)	27,029	1,179,816
Waste Connections, Inc.	1,528	74,230
West Corp.†	13,776	308,582

		39,598,603

Consumer Durables & Apparel — 4.0%
Brunswick Corp.†(a)(b)	61,000	2,921,290
DR Horton, Inc.†	143,864	4,223,847
Essendant, Inc.†	10,279	333,348
Ethan Allen Interiors, Inc.(a)(b)	1,422	37,555
Fossil Group, Inc.†(a)*	96,931	5,416,504
Garmin Ltd. (Switzerland)†	39,832	1,429,172
Helen Of Troy Ltd. (Bermuda)†(b)*	51,559	4,604,219
Leggett & Platt, Inc.†(a)	23,624	974,490

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Michael Kors Holdings Ltd. (British Virgin Islands)†*	48,349	$2,042,262
Oxford Industries, Inc.†(b)	35,877	2,650,593
Smith & Wesson Holding Corp.†(a)*	152,850	2,578,580
Sturm Ruger & Co., Inc.(a)	838	49,182
Tumi Holdings, Inc.†(a)(b)*	117,682	2,073,557
Wolverine World Wide, Inc.(b)	36,849	797,412

		30,132,011

Consumer Services — 6.9%
Amaya, Inc. (Canada)(a)*	4,315	78,533
Apollo Education Group, Inc.†(b)*	214,772	2,375,378
Bloomin’ Brands, Inc.†(a)(b)	97,796	1,777,931
Bob Evans Farms, Inc.†(a)(b)	61,334	2,658,829
Boyd Gaming Corp.†(a)(b)*	154,570	2,519,491
Brinker International, Inc.†(a)	90,242	4,753,046
Capella Education Co.†(b)	16,970	840,354
Carnival Corp. (Panama)	13,635	677,660
Choice Hotels International, Inc.(a)	14	667
Churchill Downs, Inc.†(b)	13,458	1,800,815
Darden Restaurants, Inc.†	85,388	5,852,493
DeVry Education Group, Inc.†(a)	38,246	1,040,674
DineEquity, Inc.†(a)	22,319	2,045,760
Graham Holdings Co., Class B†	8,006	4,619,462
Hillenbrand, Inc.†	56,310	1,464,623
Hyatt Hotels Corp., Class A†(a)(b)*	41,136	1,937,506
Interval Leisure Group, Inc.†(b)	34,267	629,142
Krispy Kreme Doughnuts, Inc.*	7,912	115,753
La Quinta Holdings, Inc.†(b)*	116,951	1,845,487
Las Vegas Sands Corp.	14,072	534,314
Matthews International Corp., Class A†(a)	21,540	1,054,814
Papa John’s International, Inc.†(a)	12,631	864,971
Pinnacle Entertainment, Inc.†(a)*	88,694	3,001,405
Popeyes Louisiana Kitchen, Inc.(a)(b)*	2,475	139,491
Service Corp. International†(a)	21,889	593,192
Sonic Corp.†	31,411	720,882
Speedway Motorsports, Inc.†	9,940	179,417
Vail Resorts, Inc.†(a)(b)	31,604	3,308,307
Wyndham Worldwide Corp.†(a)(b)	64,067	4,606,417

		52,036,814

Food & Staples Retailing — 3.7%
CVS Health Corp.	2,366	228,272
Fresh Market, Inc. (The)†(a)*	130,564	2,949,441
Ingles Markets, Inc., Class A†(a)(b)	33,331	1,594,222

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
PriceSmart, Inc.†(a)(b)	16,569	$1,281,446
SpartanNash Co.†(b)	34,819	900,071
Sprouts Farmers Market, Inc.†(a)*	121,806	2,570,107
SUPERVALU, Inc.†(b)*	399,361	2,867,412
Sysco Corp.†	98,370	3,833,479
Wal-Mart Stores, Inc.†(a)	64,052	4,153,132
Weis Markets, Inc.†(a)(b)	8,758	365,646
Whole Foods Market, Inc.†(a)(b)	235,395	7,450,252

		28,193,480

Food, Beverage & Tobacco — 10.4%
B&G Foods, Inc.†	12,237	446,039
Blue Buffalo Pet Products, Inc.†(a)(b)*	106,960	1,915,654
Boston Beer Co., Inc., Class A†(a)*	16,727	3,522,873
Campbell Soup Co.†	23,659	1,199,038
Coca-Cola Co. (The)†	54,365	2,181,124
ConAgra Foods, Inc.†	190,700	7,725,257
Cott Corp. (Canada)†	67,242	728,231
Dean Foods Co.†(a)(b)	405,265	6,694,978
Diamond Foods, Inc.(a)(b)*	14,851	458,302
Flowers Foods, Inc.†(a)(b)	173,413	4,290,238
Fresh Del Monte Produce, Inc. (Cayman Islands)(a)(b)	29,392	1,161,278
General Mills, Inc.†	80,956	4,544,060
Hain Celestial Group, Inc. (The)†(a)*	31,042	1,601,767
Hormel Foods Corp.†	7,607	481,599
Kellogg Co.†	14,903	991,795
Keurig Green Mountain, Inc.†(a)	85,309	4,448,011
Kraft Heinz Co. (The)	2,398	169,251
Mead Johnson Nutrition Co.†(b)	91,666	6,453,286
National Beverage Corp.†(a)*	913	28,056
Philip Morris International, Inc.†	80,185	6,361,076
Pilgrim’s Pride Corp.†(a)	391,601	8,137,469
Reynolds American, Inc.†	33,788	1,495,816
Sanderson Farms, Inc.†(a)	118,991	8,159,213
Tyson Foods, Inc., Class A†	48,492	2,090,005
Universal Corp.†(a)	68,178	3,379,583
Vector Group, Ltd.(a)	1,923	43,479

		78,707,478

Health Care Equipment & Services — 7.5%
Abaxis, Inc.†(a)(b)	26,958	1,185,882
Abbott Laboratories†	128,328	5,161,352
Adeptus Health, Inc., Class A†*	3,359	271,273
Air Methods Corp.†(a)*	5,368	182,995
Allscripts Healthcare Solutions, Inc.†*	71,936	892,006

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Amedisys, Inc.†*	14,670	$557,020
Amsurg Corp.†*	28,150	2,187,536
Anika Therapeutics, Inc.†*	7,928	252,348
Cardinal Health, Inc.†	28,477	2,187,603
Chemed Corp.†(a)	4,975	664,013
Computer Programs & Systems, Inc.†	8,000	337,040
Cyberonics, Inc.†(a)(b)*	22,136	1,345,426
DaVita HealthCare Partners, Inc.†*	4,097	296,336
DENTSPLY International, Inc.†	18,422	931,601
ExamWorks Group, Inc.(a)*	2,786	81,463
Express Scripts Holding Co.†*	15,933	1,289,936
Globus Medical, Inc., Class A†*	17,523	362,025
Greatbatch, Inc.†*	12,538	707,394
Haemonetics Corp.*	3	97
HMS Holdings Corp.†(a)(b)*	248,703	2,181,125
Hologic, Inc.†*	52,507	2,054,599
ICU Medical, Inc.†*	11,485	1,257,608
Integra LifeSciences Holdings Corp.†(a)*	30,292	1,803,889
Intuitive Surgical, Inc.*	145	66,639
IPC The Hospitalist Co., Inc.†(b)*	3,550	275,800
LHC Group, Inc.†*	12,140	543,508
LifePoint Health, Inc.†(a)(b)*	74,085	5,252,626
McKesson Corp.†	30,240	5,595,307
MedAssets, Inc.†(a)(b)*	58,825	1,180,030
Meridian Bioscience, Inc.†(a)(b)	25,848	442,001
Merit Medical Systems, Inc.†(b)*	4,638	110,895
National HealthCare Corp.(a)(b)	3,403	207,209
Natus Medical, Inc.†(a)*	50,417	1,988,951
Owens & Minor, Inc.†(a)(b)	114,127	3,645,216
PharMerica Corp.*	7	199
Quality Systems, Inc.†	83,925	1,047,384
Quest Diagnostics, Inc.†(b)	54,145	3,328,293
STERIS Corp.†	7,251	471,097
Teleflex, Inc.†	14,799	1,838,184
Universal Health Services, Inc., Class B	1,235	154,140
Varian Medical Systems, Inc.†(a)(b)*	37,974	2,801,722
Veeva Systems, Inc. Class A†(a)*	60,055	1,405,888

		56,545,656

Household & Personal Products — 1.8%
Avon Products, Inc.†(a)	519,767	1,689,243
Central Garden & Pet Co., Class A*	2,144	34,540
Clorox Co. (The)†(b)	36,390	4,204,137

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
Colgate-Palmolive Co.†	14,827	$940,921
Edgewell Personal Care Co.†(a)	79,346	6,474,634
Estee Lauder Cos., Inc. (The), Class A†(a)	3,395	273,909
Procter & Gamble Co. (The)†	2,128	153,088

		13,770,472

Materials — 0.1%
Univar, Inc.†(b)*	51,183	928,971

Media — 6.1%
AMC Entertainment Holdings, Inc., Class A(a)	3,950	99,500
AMC Networks, Inc., Class A†*	3,324	243,217
CBS Corp., Class B†(a)	120,314	4,800,529
Crown Media Holdings, Inc., Class A*	36	193
Discovery Communications, Inc., Class A†(a)*	39,393	1,025,400
DISH Network Corp., Class A*	760	44,338
Gannett Co., Inc.†(a)(b)	47,676	702,268
John Wiley & Sons, Inc., Class A†	3,049	152,541
Loral Space & Communications, Inc.†*	4,215	198,442
Madison Square Garden, Inc., Class A†*	50,596	3,649,995
Meredith Corp.†(a)	33,593	1,430,390
New York Times Co. (The), Class A†(a)(b)	144,453	1,705,990
News Corp., Class A†(b)	65,020	820,552
Nexstar Broadcasting Group, Inc., Class A(a)(b)	29,894	1,415,481
Orbital ATK, Inc.†	69,872	5,021,701
Regal Entertainment Group, Class A†(a)	172,817	3,229,950
Scholastic Corp.†(a)(b)	24,549	956,429
Scripps Networks Interactive, Inc., Class A†(a)(b)	106,827	5,254,820
Shaw Communications, Inc., Class B (Canada)†	14,826	287,624
TEGNA, Inc.(a)	18,302	409,782
Time Warner, Inc.†	42,939	2,952,056
Twenty-First Century Fox, Inc., Class A†(b)	228,520	6,165,470
Viacom, Inc., Class B†	84,294	3,637,286
Walt Disney Co. (The)†(a)	11,325	1,157,415

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media — (Continued)
World Wrestling Entertainment, Inc., Class A†(a)	30,365	$513,168

		45,874,537

Pharmaceuticals, Biotechnology & Life Sciences — 5.1%
Agilent Technologies, Inc.†(a)	7,793	267,534
AMAG Pharmaceuticals, Inc.†(a)*	62,676	2,490,118
Amgen, Inc.†	24,628	3,406,545
Bio-Rad Laboratories, Inc., Class A†*	12,406	1,666,250
Enanta Pharmaceuticals, Inc.(a)*	10,878	393,131
Gilead Sciences, Inc.†	73,000	7,167,870
Lannett Co., Inc.†(a)*	107,488	4,462,902
Luminex Corp.†(a)(b)*	22,734	384,432
PAREXEL International Corp.†*	94,216	5,833,855
PDL BioPharma, Inc.†(a)	638,865	3,213,491
Pfizer, Inc.†	122,772	3,856,268
Phibro Animal Health Corp., Class A†(a)	15,189	480,428
Quintiles Transnational Holdings, Inc.†*	35,713	2,484,553
Sucampo Pharmaceuticals, Inc., Class A*	5,833	115,902
United Therapeutics Corp.†(a)*	17,452	2,290,400
Valeant Pharmaceuticals International, Inc. (Canada)*	182	32,465

		38,546,144

Retailing — 12.4%
Aaron’s, Inc.†(a)(b)	31,396	1,133,710
Advance Auto Parts, Inc.†	1,917	363,329
Asbury Automotive Group, Inc.†(b)*	15,162	1,230,396
Ascena Retail Group, Inc.†*	374,348	5,207,181
Barnes & Noble, Inc.†(a)	119,819	1,451,008
Bed Bath & Beyond, Inc.†(a)(b)*	93,471	5,329,716
Big Lots, Inc.†(a)	136,811	6,555,983
Buckle, Inc. (The)†(a)	33,802	1,249,660
Caleres, Inc.†(a)(b)	59,564	1,818,489
Cato Corp. (The), Class A†	34,640	1,178,799
Chico’s FAS, Inc.†(b)	359,622	5,656,854
Children’s Place, Inc. (The)†(a)(b)	57,212	3,299,416
Dillard’s, Inc., Class A(a)	3,042	265,840
Dollar General Corp.†	2,449	177,406
DSW, Inc., Class A†(b)	49,703	1,257,983
Finish Line, Inc. (The), Class A†	12,181	235,093
Foot Locker, Inc.†	39,348	2,831,876
FTD Cos, Inc.	126	3,755

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Gap, Inc. (The)†(a)	134,811	$3,842,114
Genesco, Inc.†*	6,140	350,410
Genuine Parts Co.†(a)(b)	32,781	2,717,217
GNC Holdings, Inc., Class A†(a)(b)	120,731	4,879,947
Group 1 Automotive, Inc.†	2,218	188,863
Guess?, Inc.(a)(b)	259,229	5,537,131
Hibbett Sports, Inc.†(a)*	77,604	2,716,916
Home Depot, Inc. (The)†(a)	14,710	1,698,858
Liberty Interactive Corp., Class A†*	21,566	565,676
LKQ Corp.†(b)*	143,708	4,075,559
Lowe’s Cos., Inc.†	44,582	3,072,591
Men’s Wearhouse, Inc. (The)†(a)(b)	50,959	2,166,777
Michaels Cos., Inc. (The)†(a)(b)*	79,412	1,834,417
Outerwall, Inc.†(a)	91,283	5,196,741
Penske Automotive Group, Inc.†(b)	4,562	220,983
Pier 1 Imports, Inc.†(a)	135,173	932,694
RetailMeNot, Inc.†*	61,951	510,476
Sally Beauty Holdings, Inc.†(b)*	124,936	2,967,230
Select Comfort Corp.†(b)*	16,334	357,388
Staples, Inc.	1,461	17,138
Target Corp.†	77,667	6,109,286
Tiffany & Co.†	23,068	1,781,311
Urban Outfitters, Inc.†(a)(b)*	63,374	1,861,928
Vitamin Shoppe, Inc.†(a)(b)*	28,788	939,640

		93,787,785

Semiconductors & Semiconductor Equipment — 4.3%
Advanced Energy Industries, Inc.†*	64,113	1,686,172
Ambarella, Inc. (Cayman Islands)(a)*	45,386	2,622,857
Amkor Technology, Inc.†(a)(b)*	263,174	1,181,651
Applied Materials, Inc.	30,374	446,194
Cabot Microelectronics Corp.†(b)*	31,106	1,205,046
Cirrus Logic, Inc.†(a)(b)*	78,287	2,466,823
Integrated Device Technology, Inc.†*	139,611	2,834,103
KLA-Tencor Corp.†(b)	88,123	4,406,150
Lam Research Corp.†(b)	56,946	3,720,282
Maxim Integrated Products, Inc.†	75,078	2,507,605
Micron Technology, Inc.†(a)*	214,426	3,212,101
MKS Instruments, Inc.†(a)(b)	56,130	1,882,039
Rambus, Inc.†*	58,608	691,574
Tessera Technologies, Inc.†	108,459	3,515,156

		32,377,753

Software & Services — 12.2%
Accenture PLC, Class A (Ireland)†	5,840	573,838

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Amdocs, Ltd. (Channel Islands)†	14,694	$835,795
Aspen Technology, Inc.†*	80,938	3,068,360
Bankrate, Inc.†(a)*	64,218	664,656
Broadridge Financial Solutions, Inc.†(b)	86,233	4,772,997
CA, Inc.†(a)	92,542	2,526,397
CACI International, Inc., Class A†(a)*	1,647	121,829
CGI Group, Inc., Class A (Canada)†*	55,953	2,026,058
Computer Sciences Corp.†	110,704	6,795,011
Convergys Corp.†(a)(b)	130,218	3,009,338
CSG Systems International, Inc.†(b)	37,505	1,155,154
DST Systems, Inc.†	9,729	1,022,907
EarthLink Holdings Corp.†(b)	253,736	1,974,066
eBay, Inc.†(b)*	208,178	5,087,870
Electronic Arts, Inc.†*	144,278	9,774,834
Endurance International Group Holdings, Inc.(a)*	4,435	59,252
Euronet Worldwide, Inc.†*	4,270	316,364
GrubHub, Inc.†(a)(b)*	142,589	3,470,616
International Business Machines Corp.†(a)	22,492	3,260,665
MAXIMUS, Inc.†	14,166	843,727
Mentor Graphics Corp.†	118,449	2,917,399
MicroStrategy, Inc., Class A†(a)(b)*	21,303	4,185,400
NetScout Systems, Inc.†*	23,563	833,423
NeuStar, Inc., Class A†(a)*	160,021	4,354,171
NIC, Inc†	20,125	356,414
Oracle Corp.†	101,453	3,664,482
Paychex, Inc.†	6,040	287,685
Paycom Software, Inc.(a)*	19,412	697,085
Qualys, Inc.*	990	28,175
Science Applications International Corp.†	7,917	318,343
Sykes Enterprises, Inc.†(a)*	41,667	1,062,508
Symantec Corp.†(b)	36,842	717,314
TeleTech Holdings, Inc.(a)	5,215	139,710
Teradata Corp.†(a)*	60,952	1,765,170
TiVo, Inc.†(b)*	294,241	2,548,127
VeriSign, Inc.†*	49,404	3,485,946
VMware, Inc., Class A†(a)(b)*	53,702	4,231,181
Web.com Group, Inc.†(b)*	22,658	477,631
WebMD Health Corp.†*	71,848	2,862,424
Western Union Co. (The)†(a)(b)	331,159	6,080,079

		92,372,401

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — 13.9%
Anixter International, Inc.†(b)*	44,233	$2,555,783
Apple, Inc.	13,423	1,480,557
Arrow Electronics, Inc.†*	19,596	1,083,267
AVX Corp.†(a)(b)	50,187	656,948
Benchmark Electronics, Inc.†(a)(b)*	15,912	346,245
Brocade Communications Systems, Inc.†(b)	734,596	7,625,107
CDW Corp.†	85,487	3,492,999
Ciena Corp.†(a)*	96,149	1,992,207
Cisco Systems, Inc.†(a)	134,631	3,534,064
CommScope Holding Co., Inc.†*	161,328	4,844,680
EMC Corp.	3,901	94,248
F5 Networks, Inc.†(a)*	24,037	2,783,485
FEI Co.†(b)	35,969	2,627,176
Harris Corp.†	5,725	418,784
Hewlett-Packard Co.†(b)	189,072	4,842,134
Infinera Corp.†(a)*	22,845	446,848
Ingram Micro, Inc., Class A†(b)	212,471	5,787,710
Insight Enterprises, Inc.†(b)*	36,187	935,434
InterDigital, Inc.†	86,567	4,380,290
InvenSense, Inc.†(a)	436,596	4,055,977
IPG Photonics Corp.(a)*	6,046	459,315
Ixia†(b)*	103,896	1,505,453
Juniper Networks, Inc.†(b)	245,359	6,308,180
Methode Electronics, Inc.†	23,249	741,643
MTS Systems Corp.†(a)(b)	14,162	851,278
NETGEAR, Inc.†(b)*	66,932	1,952,406
OSI Systems, Inc.†*	26,221	2,017,968
Plantronics, Inc.†(b)	71,675	3,644,674
Plexus Corp.†(a)(b)*	37,555	1,448,872
Polycom, Inc.†(b)*	372,716	3,906,064
QLogic Corp.†*	24,410	250,202
QUALCOMM, Inc.†(b)	94,030	5,052,232
Sanmina Corp.†(b)*	129,898	2,775,920
ScanSource, Inc.†(b)*	16,555	587,040
SYNNEX Corp.†(a)(b)	16,171	1,375,505
TE Connectivity Ltd. (Switzerland)†	24,373	1,459,699
Tech Data Corp.†(b)*	85,651	5,867,094
Trimble Navigation Ltd.*	3,409	55,976
Ubiquiti Networks, Inc.	3,530	119,632
Universal Display Corp.†(a)(b)*	89,167	3,022,761
Vishay Intertechnology, Inc.†(a)(b)	311,990	3,023,183
Western Digital Corp.†	60,122	4,776,092

		105,185,132

	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — 3.1%
Arista Networks, Inc.(a)*	2,855	$174,697
AT&T, Inc.†	105,127	3,425,038
Atlantic Tele-Network, Inc.(a)	45	3,327
BCE, Inc. (Canada)†(a)	145,318	5,952,225
CenturyLink, Inc.	27,125	681,380
Cogent Communications Holdings, Inc.(a)	834	22,651
Frontier Communications Corp.†	822,704	3,907,844
Intelsat SA (Luxembourg)†	27,398	176,169
Rogers Communications, Inc., Class B (Canada)†(a)	29,960	1,033,021
Shenandoah Telecommunications Co.†(b)	17,490	748,747
TELUS Corp. (Canada)(a)	5,348	168,676
Verizon Communications, Inc.†(a)	167,694	7,296,366

		23,590,141

Transportation — 6.2%
Allegiant Travel Co.†(a)	10,336	2,235,160
American Airlines Group, Inc.	1,790	69,506
ArcBest Corp.†(a)(b)	56,776	1,463,118
Atlas Air Worldwide Holdings, Inc.*	1,068	36,910
Canadian National Railway Co. (Canada)	1,320	74,923
Con-way, Inc.†(b)	60,525	2,871,911
CSX Corp.	5,479	147,385
Delta Air Lines, Inc.†	134,953	6,055,341
Expeditors International of Washington, Inc.†	98,167	4,618,757
FedEx Corp.†	12,508	1,800,902
Hawaiian Holdings, Inc.†(a)*	33,550	828,014
Heartland Express, Inc.†(a)(b)	122,693	2,446,498
Hub Group, Inc., Class A†(a)(b)*	63,177	2,300,275
JB Hunt Transport Services, Inc.†(b)	27,117	1,936,154
Landstar System, Inc.†(a)(b)	94,316	5,986,236
Matson, Inc.†	44,964	1,730,664
Old Dominion Freight Line, Inc.†(b)*	23,781	1,450,641
Saia, Inc.(a)*	426	13,185
Southwest Airlines Co.†	150,614	5,729,357
Swift Transportation Co.*	10,153	152,498
United Continental Holdings, Inc.†*	74,705	3,963,100
United Parcel Service, Inc., Class B†	6,895	680,468
Werner Enterprises, Inc.	358	8,986

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Wesco Aircraft Holdings, Inc.†(a)*	8,339	$101,736

		46,701,725

TOTAL COMMON STOCKS (Cost $959,322,978)		920,974,083

TOTAL LONG POSITIONS - 121.8% (Cost $959,322,978)		$920,974,083

SHORT POSITIONS — (97.4)%
COMMON STOCKS — (97.4)%
Automobiles & Components — (2.8)%
Cooper Tire & Rubber Co.	(33,889)	(1,338,954)
Dana Holding Corp.	(39,437)	(626,260)
Delphi Automotive PLC (Jersey)	(1,814)	(137,937)
Drew Industries, Inc.	(24,623)	(1,344,662)
Federal-Mogul Holdings Corp.*	(52,885)	(361,205)
Goodyear Tire & Rubber Co. (The)	(121,894)	(3,575,151)
Lear Corp.	(36,557)	(3,976,670)
Remy International, Inc.	(58,441)	(1,709,399)
Standard Motor Products, Inc.	(2,936)	(102,408)
Tenneco, Inc.*	(39,339)	(1,761,207)
Tesla Motors, Inc.*	(23,746)	(5,898,506)

		(20,832,359)

Capital Goods — (15.5)%
3M Co.	(4,509)	(639,241)
AAON, Inc.	(29,877)	(579,016)
Aceto Corp.	(5,976)	(164,041)
Advanced Drainage Systems, Inc.	(30,282)	(876,058)
Aercap Holdings NV*	(21,681)	(829,081)
Air Lease Corp.	(2,719)	(84,072)
Aircastle Ltd.	(5,920)	(122,011)
Albany International Corp., Class A	(21,228)	(607,333)
Allegion PLC (Ireland)	(86,290)	(4,975,481)
American Railcar Industries, Inc.	(16,272)	(588,396)
AMETEK, Inc.	(9,298)	(486,471)
AO Smith Corp.	(31,753)	(2,069,978)
Beacon Roofing Supply, Inc.*	(65,802)	(2,137,907)
Builders FirstSource, Inc.*	(89,226)	(1,131,386)
CAE, Inc. (Canada)	(509)	(5,406)
Carlisle Cos, Inc.	(42,030)	(3,672,581)
Chart Industries, Inc.*	(66,516)	(1,277,772)
CIRCOR International, Inc.	(622)	(24,955)
Dycom Industries, Inc.*	(16,993)	(1,229,614)
Encore Wire Corp.	(11,231)	(366,917)
EnerSys	(4,311)	(230,983)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
EnPro Industries, Inc.	(24,410)	$(956,140)
ESCO Technologies, Inc.	(2,088)	(74,959)
Esterline Technologies Corp.*	(40,252)	(2,893,716)
Flowserve Corp.	(85,753)	(3,527,878)
Fortune Brands Home & Security, Inc.	(97,928)	(4,648,642)
Franklin Electric Co., Inc.	(9,976)	(271,646)
Generac Holdings, Inc.*	(136,459)	(4,106,051)
Granite Construction, Inc.	(36,495)	(1,082,807)
Greenbrier Cos, Inc. (The)	(1,936)	(62,165)
Hexcel Corp.	(106,899)	(4,795,489)
Hyster-Yale Materials Handling, Inc.	(9,267)	(535,911)
IDEX Corp.	(22,810)	(1,626,353)
Ingersoll-Rand PLC (Ireland)	(19,043)	(966,813)
L-3 Communications Holdings, Inc.	(22,359)	(2,336,963)
Lennox International, Inc.	(38,676)	(4,383,151)
Lockheed Martin Corp.	(3,086)	(639,759)
Manitowoc Co., Inc. (The)	(334,359)	(5,015,385)
MasTec, Inc.*	(88,356)	(1,398,675)
Middleby Corp. (The)*	(9,555)	(1,005,090)
Milacron Holdings Corp.*	(2,122)	(37,241)
Mueller Industries, Inc.	(11,894)	(351,825)
Navistar International Corp.*	(552)	(7,021)
Nortek, Inc.*	(5,595)	(354,219)
NOW, Inc.*	(164,104)	(2,428,739)
Oshkosh Corp.	(146,789)	(5,332,844)
Owens Corning	(14,493)	(607,402)
Ply Gem Holdings, Inc.*	(33,035)	(386,510)
Primoris Services Corp.	(75,905)	(1,359,459)
Raven Industries, Inc.	(38,971)	(660,558)
Raytheon Co.	(29,971)	(3,274,631)
RBC Bearings, Inc.*	(22,864)	(1,365,667)
Regal Beloit Corp.	(51,835)	(2,926,086)
Rush Enterprises, Inc., Class A*	(43,981)	(1,064,340)
Sensata Technologies Holding NV (Netherlands)*	(19,196)	(851,151)
SolarCity Corp.*	(31,455)	(1,343,443)
SPX Corp.*	(74,262)	(885,203)
SPX FLOW, Inc.*	(43,383)	(1,493,677)
Sunrun, Inc.*	(80,277)	(832,473)
TASER International, Inc.*	(86,670)	(1,908,907)
Teledyne Technologies, Inc.*	(6,346)	(573,044)
Tennant Co.	(1,021)	(57,360)
Terex Corp.	(69,650)	(1,249,521)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Textainer Group Holdings Ltd. (Bermuda)	(65,217)	$(1,075,428)
Textron, Inc.	(65,048)	(2,448,407)
TopBuild Corp.*	(3,076)	(95,264)
TransDigm Group, Inc.*	(14,501)	(3,080,157)
Trex Co., Inc.*	(95,202)	(3,173,083)
Trinity Industries, Inc.	(10,379)	(235,292)
Tutor Perini Corp.*	(9,491)	(156,222)
United Rentals, Inc.*	(31,570)	(1,895,778)
Universal Forest Products, Inc.	(30)	(1,730)
USG Corp.*	(51,554)	(1,372,367)
WABCo.Holdings, Inc.*	(30,270)	(3,173,204)
Watsco, Inc.	(26,918)	(3,189,245)
Woodward, Inc.	(87,848)	(3,575,414)
Xylem, Inc.	(61,548)	(2,021,852)

		(117,271,057)

Commercial & Professional Services — (3.8)%
Advisory Board Co. (The)*	(34,329)	(1,563,343)
Covanta Holding Corp.	(199,190)	(3,475,866)
Exponent, Inc.	(2,783)	(124,011)
FTI Consulting, Inc.*	(17,817)	(739,584)
HNI Corp.	(37,435)	(1,605,962)
Huron Consulting Group, Inc.*	(13,816)	(863,914)
Knoll, Inc.	(42,231)	(928,237)
Manpower, Inc.	(47,050)	(3,852,924)
Nielsen Holdings PLC (United Kingdom)	(41,063)	(1,826,072)
On Assignment, Inc.*	(48,513)	(1,790,130)
Paylocity Holding Corp.*	(4,102)	(123,019)
Progressive Waste Solutions Ltd. (Canada)	(116)	(3,065)
Republic Services, Inc.	(11,460)	(472,152)
Rollins, Inc.	(31,021)	(833,534)
RR Donnelley & Sons Co.	(151,047)	(2,199,244)
Stantec, Inc. (Canada)	(4,531)	(99,229)
Steelcase, Inc., Class A	(72,537)	(1,335,406)
Stericycle, Inc.*	(5,751)	(801,172)
Verisk Analytics, Inc.*	(50,913)	(3,762,980)
WageWorks, Inc.*	(49,371)	(2,225,645)

		(28,625,489)

Consumer Durables & Apparel — (10.7)%
Callaway Golf Co.	(4,632)	(38,677)
Carter’s, Inc.	(17,012)	(1,541,968)
Columbia Sportswear Co.	(32,138)	(1,889,393)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Crocs, Inc.*	(255,422)	$(3,301,329)
Deckers Outdoor Corp.*	(78,477)	(4,556,375)
G-III Apparel Group Ltd.*	(30,886)	(1,904,431)
Gildan Activewear, Inc. (Canada)	(89,922)	(2,712,048)
Hanesbrands, Inc.	(183,730)	(5,317,146)
Hasbro, Inc.	(17,179)	(1,239,293)
Jarden Corp.*	(92,918)	(4,541,832)
Kate Spade & Co.*	(67,508)	(1,290,078)
KB Home	(143,329)	(1,942,108)
Libbey, Inc.	(19,556)	(637,721)
Lululemon Athletica, Inc.*	(54,173)	(2,743,862)
Mattel, Inc.	(247,028)	(5,202,410)
MDC Holdings, Inc.	(43,394)	(1,136,055)
Meritage Homes Corp.*	(88,306)	(3,224,935)
Mohawk Industries, Inc.*	(9,069)	(1,648,654)
Newell Rubbermaid, Inc.	(87,891)	(3,490,152)
NIKE, Inc., Class B	(1,275)	(156,787)
NVR Inc.*	(1,317)	(2,008,715)
Polaris Industries, Inc.	(16,013)	(1,919,478)
PulteGroup, Inc.	(261,038)	(4,925,787)
Ryland Group, Inc. (The)	(66,669)	(2,722,095)
Standard Pacific Corp.*	(420,103)	(3,360,824)
Steven Madden Ltd.*	(26,931)	(986,213)
Tempur-Pedic International, Inc.*	(235)	(16,786)
Toll Brothers, Inc.*	(126,177)	(4,320,300)
TRI Pointe Group, Inc.*	(67,748)	(886,821)
Under Armour, Inc., Class A*	(59,888)	(5,795,961)
Universal Electronics, Inc.*	(4,724)	(198,550)
VF Corp.	(62,710)	(4,277,449)
William Lyon Homes, Class A*	(62,209)	(1,281,505)

		(81,215,738)

Consumer Services — (5.6)%
2U, Inc.*	(46,795)	(1,679,940)
Bright Horizons Family Solutions, Inc.*	(506)	(32,505)
Buffalo Wild Wings, Inc.*	(3,530)	(682,808)
ClubCorp.Holdings, Inc.	(104,729)	(2,247,484)
Domino’s Pizza, Inc.	(2,420)	(261,142)
Fiesta Restaurant Group, Inc.*	(20,580)	(933,715)
Grand Canyon Education, Inc.*	(31,657)	(1,202,649)
Houghton Mifflin Harcourt Co.*	(187,443)	(3,806,967)
International Speedway Corp., Class A	(30,721)	(974,470)
MGM Resorts International*	(264,221)	(4,874,877)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(12,055)	$(690,752)
Panera Bread Co., Class A*	(157)	(30,365)
Penn National Gaming, Inc.*	(162,133)	(2,720,592)
Red Robin Gourmet Burgers, Inc.*	(26,713)	(2,023,243)
Royal Caribbean Cruises, Ltd. (Liberia)	(50,265)	(4,478,109)
SeaWorld Entertainment, Inc.	(166,459)	(2,964,635)
Six Flags Entertainment Corp.	(79,372)	(3,633,650)
Starbucks Corp.	(37,011)	(2,103,705)
Texas Roadhouse, Inc.	(45,958)	(1,709,638)
Transunion*	(735)	(18,463)
Wynn Resorts Ltd.	(97,009)	(5,153,118)
Yum! Brands, Inc.	(570)	(45,572)
Zoe’s Kitchen, Inc.*	(8,996)	(355,252)

		(42,623,651)

Food & Staples Retailing — (1.1)%
Costco Wholesale Corp.	(13,074)	(1,890,108)
Rite Aid Corp.*	(613,747)	(3,725,444)
Smart & Final Stores, Inc.*	(51,859)	(814,705)
United Natural Foods, Inc.*	(46,141)	(2,238,300)

		(8,668,557)

Food, Beverage & Tobacco — (2.8)%
Coca-Cola Bottling Co. Consolidated	(9,985)	(1,930,899)
Coca-Cola Enterprises, Inc.	(14,801)	(715,628)
Constellation Brands, Inc., Class A	(22,184)	(2,777,659)
Ingredion, Inc.	(25,618)	(2,236,708)
J&J Snack Foods Corp.	(2,002)	(227,547)
JM Smucker Co. (The)	(1,032)	(117,741)
McCormick & Co., Inc.	(27,764)	(2,281,646)
Monster Beverage Corp.*	(29,297)	(3,959,197)
Pinnacle Foods, Inc.	(17,617)	(737,800)
Post Holdings, Inc.*	(45,404)	(2,683,376)
Snyders-Lance, Inc.	(1,647)	(55,553)
Tootsie Roll Industries, Inc.	(362)	(11,327)
TreeHouse Foods, Inc.*	(300)	(23,337)
WhiteWave Foods Co., (The)*	(86,245)	(3,462,737)

		(21,221,155)

Health Care Equipment & Services — (10.0)%
Abiomed, Inc.*	(10,428)	(967,301)
Acadia Healthcare Co., Inc.*	(12,294)	(814,723)
Alere, Inc.*	(18,712)	(900,983)
Align Technology, Inc.*	(2,815)	(159,779)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Analogic Corp.	(19,522)	$ (1,601,585)
athenahealth, Inc.*	(20,671)	(2,756,478)
Baxter International, Inc.	(8,846)	(290,591)
Becton Dickinson and Co.	(24,514)	(3,252,027)
Bio-Techne Corp.	(7,907)	(731,081)
Boston Scientific Corp.*	(16,025)	(262,970)
Brookdale Senior Living, Inc.*	(65,525)	(1,504,454)
Cantel Medical Corp.	(17,234)	(977,168)
Capital Senior Living Corp.*	(6,580)	(131,929)
Cardiovascular Systems, Inc.*	(71,865)	(1,138,342)
Cerner Corp.*	(87,320)	(5,235,707)
Civitas Solutions, Inc.*	(4,945)	(113,339)
Community Health Systems, Inc.*	(5,868)	(250,974)
Cooper Co., Inc. (The)	(3,476)	(517,437)
Cynosure, Inc., Class A*	(19,017)	(571,271)
DexCom, Inc.*	(2,960)	(254,146)
Edwards Lifesciences Corp.*	(957)	(136,057)
Endologix, Inc.*	(148,174)	(1,816,613)
Ensign Group, Inc. (The)	(37,101)	(1,581,616)
Genesis Healthcare, Inc.*	(337)	(2,066)
HealthSouth Corp.	(28,669)	(1,100,030)
Henry Schein, Inc.*	(4,913)	(652,053)
Hill-Rom Holdings, Inc.	(28,685)	(1,491,333)
IDEXX Laboratories, Inc.*	(31,411)	(2,332,267)
Inogen, Inc.*	(342)	(16,604)
Insulet Corp.*	(101,361)	(2,626,264)
K2M Group Holdings, Inc.*	(15,006)	(279,112)
Laboratory Corp. of America Holdings*	(47,533)	(5,155,905)
LDR Holding Corp.*	(11,984)	(413,808)
Masimo Corp.*	(1,473)	(56,799)
Medidata Solutions, Inc.*	(61,391)	(2,585,175)
MEDNAX, Inc.*	(21,626)	(1,660,661)
Novadaq Technologies, Inc. (Canada)*	(61,740)	(643,948)
NuVasive, Inc.*	(3,104)	(149,675)
Omnicell, Inc.*	(46,273)	(1,439,090)
Patterson Cos, Inc.	(103,800)	(4,489,350)
Select Medical Holdings Corp.	(190,146)	(2,051,675)
Sirona Dental Systems, Inc.*	(718)	(67,018)
Spectranetics Corp. (The)*	(119,120)	(1,404,425)
Surgical Care Affiliates, Inc.*	(12,463)	(407,415)
Team Health Holdings, Inc.*	(80,606)	(4,355,142)
Teladoc, Inc.*	(85,078)	(1,896,389)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Tenet Healthcare Corp.*	(62,344)	$(2,301,740)
Thoratec Corp.*	(22,589)	(1,428,980)
Tornier NV (Netherlands)*	(23,976)	(488,871)
VWR Corp.*	(1,611)	(41,387)
Wright Medical Group, Inc.*	(119,952)	(2,521,391)
Zeltiq Aesthetics, Inc.*	(88,860)	(2,846,186)
Zimmer Biomet Holdings, Inc.	(52,066)	(4,890,559)

		(75,761,889)

Household & Personal Products — (0.9)%
Coty, Inc., Class A	(72,655)	(1,966,044)
Revlon, Inc., Class A*	(125)	(3,681)
Spectrum Brands Holdings, Inc.	(54,761)	(5,011,179)
WD-40 Co.	(181)	(16,122)

		(6,997,026)

Media — (1.7)%
Cablevision Systems Corp., Class A	(61,214)	(1,987,619)
Clear Channel Outdoor Holdings, Inc., Class A*	(15,024)	(107,121)
EW Scripps Co. (The), Class A	(2,595)	(45,854)
IMAX Corp. (Canada)*	(5,839)	(197,300)
Live Nation Entertainment, Inc.*	(182,284)	(4,382,107)
Media General, Inc.*	(21,626)	(302,548)
New Media Investment Group, Inc.	(70,262)	(1,086,251)
Rentrak Corp.*	(39,585)	(2,140,361)
Starz, Class A*	(15,398)	(574,961)
Thomson Reuters Corp. (Canada)	(12,078)	(486,260)
Time Warner Cable, Inc.	(9,232)	(1,655,944)
Time, Inc.	(13,183)	(251,136)

		(13,217,462)

Pharmaceuticals, Biotechnology & Life Sciences — (4.2)%
ACADIA Pharmaceuticals, Inc.*	(37,391)	(1,236,520)
Achillion Pharmaceuticals, Inc.*	(8,720)	(60,255)
Affymetrix, Inc.*	(6,693)	(57,158)
Agios Pharmaceuticals, Inc.*	(5,338)	(376,809)
Albany Molecular Research, Inc.*	(55,759)	(971,322)
Allergan PLC (Ireland)*	(2,426)	(659,411)
Alnylam Pharmaceuticals, Inc.*	(1,907)	(153,247)
Amicus Therapeutics, Inc.*	(44,741)	(625,927)
Atara Biotherapeutics, Inc.*	(10)	(314)
Bruker Corp.*	(36,584)	(601,075)
Cambrex Corp.*	(3,749)	(148,760)
Cempra, Inc.*	(34,269)	(954,049)
Chimerix, Inc.*	(4,500)	(171,900)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Depomed, Inc.*	(57,501)	$(1,083,894)
Diplomat Pharmacy, Inc.*	(75,828)	(2,178,538)
Dynavax Technologies Corp.*	(9,549)	(234,332)
Eagle Pharmaceuticals, Inc.*	(3,082)	(228,160)
Eli Lilly & Co.	(1,432)	(119,844)
Endo International PLC (Ireland)*	(9,788)	(678,113)
Epizyme, Inc.*	(19,205)	(246,976)
Esperion Therapeutics, Inc.*	(2,620)	(61,806)
Heron Therapeutics, Inc.*	(869)	(21,204)
Illumina, Inc.*	(24,890)	(4,376,160)
ImmunoGen, Inc.*	(7,839)	(75,254)
Impax Laboratories, Inc.*	(38,397)	(1,351,958)
Insmed, Inc.*	(3,780)	(70,195)
Intrexon Corp.*	(20,527)	(652,759)
Medicines Co. (The)*	(5,309)	(201,530)
Mettler-Toledo International, Inc.*	(2,364)	(673,125)
Nektar Therapeutics*	(86,134)	(944,029)
Nevro Corp.*	(45,611)	(2,115,894)
Ophthotech Corp.*	(1,958)	(79,338)
OPKO Health, Inc.*	(1)	(4)
Prothena Corp. PLC (Ireland)*	(9,697)	(439,662)
PTC Therapeutics, Inc.*	(43,157)	(1,152,292)
Radius Health, Inc.*	(13,678)	(948,022)
Relypsa, Inc.*	(5,967)	(110,449)
TESARO, Inc.*	(3,535)	(141,754)
TG Therapeutics, Inc.*	(4,797)	(48,354)
TherapeuticsMD, Inc.*	(92,929)	(544,564)
Thermo Fisher Scientific, Inc.	(40,737)	(4,981,320)
Ultragenyx Pharmaceutical, Inc.*	(3,240)	(312,044)
Waters Corp.*	(3,048)	(360,304)
ZS Pharma, Inc.*	(15,249)	(1,001,249)

		(31,449,874)

Retailing — (9.5)%
Abercrombie & Fitch Co., Class A	(63,884)	(1,353,702)
Amazon.com, Inc.*	(2,243)	(1,148,169)
American Eagle Outfitters, Inc.	(624)	(9,753)
AutoNation, Inc.*	(11,430)	(664,997)
Boot Barn Holdings, Inc.*	(51,851)	(955,614)
Burlington Stores, Inc.*	(88,128)	(4,498,053)
Core-Mark Holding Co., Inc.	(27,288)	(1,786,000)
Dick’s Sporting Goods, Inc.	(838)	(41,573)
Dollar Tree, Inc.*	(79,404)	(5,293,071)
Expedia, Inc.	(48,043)	(5,653,700)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Five Below, Inc.*	(3,490)	$(117,194)
Groupon, Inc.*	(1,342,842)	(4,377,665)
HomeAway, Inc.*	(83,734)	(2,222,300)
HSN, Inc.	(166)	(9,502)
JC Penney Co., Inc.*	(453,131)	(4,209,587)
Kohl’s Corp.	(2,684)	(124,296)
L Brands, Inc.	(22,174)	(1,998,543)
Lithia Motors, Inc., Class A	(147)	(15,892)
Macy’s, Inc.	(144)	(7,390)
Mattress Firm Holding Corp.*	(25,463)	(1,063,335)
Murphy USA, Inc.*	(31,382)	(1,724,441)
Netflix, Inc.*	(44,740)	(4,619,852)
Nordstrom, Inc.	(23,520)	(1,686,619)
Ollie’s Bargain Outlet Holdings, Inc.*	(19,671)	(318,080)
O’Reilly Automotive, Inc.*	(1,909)	(477,250)
Party City Holdco, Inc.*	(865)	(13,814)
Pool Corp.	(45,289)	(3,274,395)
Priceline Group, Inc. (The)*	(1,603)	(1,982,687)
Restoration Hardware Holdings, Inc.*	(6,572)	(613,233)
Shutterfly, Inc.*	(87,256)	(3,119,402)
Sonic Automotive, Inc., Class A	(61,763)	(1,261,200)
TJX Cos., Inc.	(2,840)	(202,833)
TripAdvisor, Inc.*	(31,323)	(1,973,975)
Ulta Salon Cosmetics & Fragrance, Inc.*	(29,208)	(4,771,127)
Vista Outdoor, Inc.*	(12,232)	(543,468)
Walgreens Boots Alliance, Inc.	(12,561)	(1,043,819)
Wayfair, Inc., Class A*	(57,660)	(2,021,560)
Williams-Sonoma, Inc.	(38,486)	(2,938,406)
zulily, Inc., Class A*	(210,766)	(3,667,328)

		(71,803,825)

Semiconductors & Semiconductor Equipment — (4.9)%
Altera Corp.	(36,699)	(1,837,886)
Atmel Corp.	(400,366)	(3,230,954)
Cavium, Inc.*	(13,204)	(810,329)
Cree, Inc.*	(20,486)	(496,376)
Cypress Semiconductor Corp.	(527,299)	(4,492,588)
Diodes, Inc.*	(32,344)	(691,191)
Fairchild Semiconductor International, Inc.*	(256,867)	(3,606,413)
M/A-COM Technology Solutions Holdings, Inc.*	(66,302)	(1,922,095)
Marvell Technology Group Ltd. (Bermuda)	(305,814)	(2,767,617)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Microsemi Corp.*	(3,447)	$(113,131)
Monolithic Power Systems, Inc.	(13,457)	(688,998)
On Semiconductor Corp.*	(405,671)	(3,813,307)
PMC-Sierra, Inc.*	(19,056)	(129,009)
Silicon Laboratories, Inc.*	(61,577)	(2,557,909)
Skyworks Solutions, Inc.	(32,108)	(2,703,815)
SunEdison, Inc.*	(758,005)	(5,442,476)
Veeco Instruments, Inc.*	(74,113)	(1,520,058)
Viavi Solutions, Inc.*	(9,305)	(49,968)

		(36,874,120)

Software & Services — (8.3)%
Acxiom Corp.*	(118,218)	(2,335,988)
Alliance Data Systems Corp.*	(11,393)	(2,950,559)
Autodesk, Inc.*	(79,730)	(3,519,282)
Barracuda Networks, Inc.*	(56,422)	(879,055)
Black Knight Financial Services, Inc., Class A*	(1,387)	(45,147)
Blackbaud, Inc.	(508)	(28,509)
Bottomline Technologies de, Inc.*	(36,096)	(902,761)
BroadSoft, Inc.*	(43,495)	(1,303,110)
Callidus Software, Inc.*	(41,108)	(698,425)
Castlight Health, Inc., Class B*	(7,546)	(31,693)
CommVault Systems, Inc.*	(82,628)	(2,806,047)
CoStar Group, Inc.*	(12,679)	(2,194,228)
Demandware, Inc.*	(12,757)	(659,282)
Descartes Systems Group, Inc. (The) (Canada)*	(2,390)	(42,279)
Ellie Mae, Inc.*	(2,022)	(134,605)
Evolent Health, Inc., Class A*	(45,872)	(732,117)
Facebook, Inc., Class A*	(3,489)	(313,661)
Fidelity National Information Services, Inc.	(51,252)	(3,437,984)
FireEye, Inc.*	(65,105)	(2,071,641)
Fiserv, Inc.*	(10,796)	(935,042)
Gartner, Inc.*	(5,866)	(492,333)
Gigamon, Inc.*	(16,882)	(337,809)
Global Eagle Entertainment, Inc.*	(64,543)	(740,954)
Global Payments, Inc.	(40,263)	(4,619,374)
Globant SA (Luxembourg)*	(48,512)	(1,483,982)
Gogo, Inc.*	(69,988)	(1,069,417)
Heartland Payment Systems, Inc.	(24,116)	(1,519,549)
HubSpot, Inc.*	(21,155)	(980,957)
Imperva, Inc.*	(10,052)	(658,205)
Infoblox, Inc.*	(3,643)	(58,215)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2015

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Inovalon Holdings, Inc., Class A*	(41,786)	$(870,402)
Interactive Intelligence Group, Inc.*	(2,511)	(74,602)
Jack Henry & Associates, Inc.	(595)	(41,418)
Lumentum Holdings, Inc.*	(2,951)	(50,019)
ManTech International Corp., Class A	(28,753)	(738,952)
Press Ganey Holdings, Inc.*	(17,057)	(504,717)
Progress Software Corp.*	(29,144)	(752,790)
Proofpoint, Inc.*	(8,809)	(531,359)
PROS Holdings, Inc.*	(36,261)	(802,819)
Qlik Technologies, Inc.*	(2,127)	(77,529)
Rapid7, Inc.*	(1,499)	(34,102)
Rovi Corp.*	(9,137)	(95,847)
salesforce.com inc*	(11,558)	(802,472)
Solera Holdings, Inc.	(46,730)	(2,523,420)
Splunk, Inc.*	(29,696)	(1,643,674)
Synchronoss Technologies, Inc.*	(33,824)	(1,109,427)
Tableau Software, Inc., Class A*	(12,511)	(998,128)
Take-Two Interactive Software, Inc.*	(126,157)	(3,624,491)
Total System Services, Inc.	(619)	(28,121)
Travelport Worldwide Ltd. (Bermuda)	(36,112)	(477,401)
Twitter, Inc.*	(36,484)	(982,879)
Tyler Technologies, Inc.*	(9,696)	(1,447,710)
Ultimate Software Group, Inc. (The)*	(18,387)	(3,291,457)
VeriFone Systems, Inc.*	(68,006)	(1,885,806)
Virtusa Corp.*	(3,701)	(189,898)
WEX, Inc.*	(5,991)	(520,258)
Workday, Inc., Class A	(4,986)	(343,336)

		(62,425,244)

Technology Hardware & Equipment — (10.2)%
3D Systems Corp.*	(366,423)	(4,232,186)
ARRIS Group, Inc.*	(206,877)	(5,372,596)
Badger Meter, Inc.	(2,237)	(129,880)
Belden, Inc.	(46,371)	(2,165,062)
Belmond Ltd., Class A (Bermuda)*	(73,007)	(738,101)
Celestica, Inc. (Canada)*	(177)	(2,282)
Cognex Corp.	(44,546)	(1,531,046)
Corning, Inc.	(12,545)	(214,770)
Cray, Inc.*	(53,435)	(1,058,547)
Diebold, Inc.	(119,459)	(3,556,294)
EchoStar Corp., Class A*	(2,470)	(106,284)
Electronics For Imaging, Inc.*	(54,578)	(2,362,136)
FARO Technologies, Inc.*	(40,296)	(1,410,360)
Finisar Corp.*	(208,752)	(2,323,410)
Itron, Inc.*	(80,641)	(2,573,254)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Jabil Circuit, Inc.	(253,774)	$(5,676,924)
Knowles Corp.*	(307,478)	(5,666,820)
Lexmark International, Inc., Class A	(34,038)	(986,421)
Littelfuse, Inc.	(141)	(12,852)
Mitel Networks Corp. (Canada)*	(86,557)	(558,293)
National Instruments Corp.	(3,865)	(107,408)
Nimble Storage, Inc.*	(148,620)	(3,584,714)
Rogers Corp.*	(35,646)	(1,895,654)
Ruckus Wireless, Inc.*	(303,500)	(3,605,580)
SanDisk Corp.	(59,581)	(3,237,036)
Seagate Technology PLC (Ireland)	(13,642)	(611,162)
Sierra Wireless, Inc. (Canada)*	(73,739)	(1,560,317)
Stratasys Ltd. (Israel)*	(192,160)	(5,090,318)
Super Micro Computer, Inc.*	(153,700)	(4,189,862)
ViaSat, Inc.*	(40,208)	(2,584,972)
Zayo Group Holdings, Inc.*	(178,267)	(4,520,851)
Zebra Technologies Corp., Class A*	(66,351)	(5,079,169)

		(76,744,561)

Telecommunication Services — (1.5)%
8x8, Inc.*	(143,874)	(1,189,838)
Globalstar, Inc.*	(282,715)	(443,863)
Iridium Communications, Inc.*	(213,139)	(1,310,805)
RingCentral, Inc., Class A*	(122,825)	(2,229,274)
Sprint Corp.*	(1,363,424)	(5,235,548)
T-Mobile US, Inc.*	(23,462)	(934,022)
United States Cellular Corp.*	(1,077)	(38,158)

		(11,381,508)

Transportation — (3.9)%
Alaska Air Group, Inc.	(24,405)	(1,938,977)
Echo Global Logistics, Inc.*	(17,394)	(340,922)
Forward Air Corp.	(44,434)	(1,843,567)
Genesee & Wyoming, Inc., Class A*	(54,274)	(3,206,508)
Hertz Global Holdings, Inc.*	(101,332)	(1,695,284)
Kansas City Southern	(42,789)	(3,888,664)
Kirby Corp.*	(25,457)	(1,577,061)
Roadrunner Transportation Systems, Inc.*	(9,955)	(183,172)
Ryder System, Inc.	(70,509)	(5,220,486)
SkyWest, Inc.	(131,988)	(2,201,560)
Spirit Airlines, Inc.*	(58,207)	(2,753,191)
Union Pacific Corp.	(315)	(27,849)
UTi Worldwide, Inc. (British Virgin Islands)*	(93,329)	(428,380)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Concluded)

September 30, 2015

Number of Shares		Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
XPO Logistics, Inc.*	(160,355)	$(3,821,260)

		(29,126,881)

TOTAL COMMON STOCK (Proceeds $821,034,432)		(736,240,396)

TOTAL SECURITES SOLD SHORT - (97.4)% (Proceeds $821,034,432)		$(736,240,396)

OTHER ASSETS IN EXCESS OF LIABILITIES - 75.6%		570,973,797

NET ASSETS - 100.0%		$755,707,484

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	All or portion of the security is on loan. (See Note 5 of the Notes to Financial Statements)
(b)	Security position is either entirely or partially designated as collateral for securities on loan.
*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM TOTAL RETURN FUND

Portfolio of Investments

September 30, 2015

	Number of Shares	Value
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES(a) — 99.7%
Gotham Absolute 500 Fund	287,183	$2,814,394
Gotham Enhanced 500 Fund*	167,456	1,507,104
Gotham Index Plus Fund*	166,597	1,546,020
Gotham Neutral Fund	112,576	1,124,634

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES (Cost $7,587,304)		6,992,152

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		18,120

NET ASSETS - 100.0%		$7,010,272

(a)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds accompany this report.
*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2015

	Gotham Absolute Return Fund	Gotham Absolute 500 Fund
Assets
Non-affiliated investments, at value†,Ω,€	$3,104,028,053	$22,510,294
Affiliated investments, at value‡	—	—
Cash	27,728,329	377,461
Deposits with brokers for securities sold short	1,472,245,101	8,805,097
Receivables:
Investments sold	168,577,573	763,263
Capital shares sold	4,427,700	—
Dividends and interest	3,050,220	24,746
Prepaid expenses and other assets	107,105	11,502

Total assets	4,780,164,081	32,492,363

Liabilities
Securities sold short, at value*	1,561,151,783	12,969,627
Payables:
Securities lending collateral	485,493,645	2,889,957
Investments purchased	144,149,265	695,404
Capital shares redeemed	16,934,863	—
Investment Adviser	4,490,824	28,120
Dividends and fees on securities sold short	1,217,786	14,091
Administration and accounting fees	227,831	30,248
Custodian fees	28,227	9,766
Accrued expenses	371,586	53,828

Total liabilities	2,214,065,810	16,691,041

Net Assets	$2,566,098,271	$15,801,322

Net Assets Consisted of:
Capital stock, $0.01 par value	$2,055,688	$16,118
Paid-in capital	2,773,604,163	16,433,064
Accumulated net investment income/(loss)	(13,260,100)	—
Accumulated net realized gain/(loss) from investments and securities sold short	(211,090,893)	(181,980)
Net unrealized appreciation/(depreciation) on investments and securities sold short	14,789,413	(465,880)

Net Assets	$2,566,098,271	$15,801,322

Institutional Class Shares:
Net assets	$2,566,098,271	$15,801,322

Shares Outstanding	205,568,837	1,611,769

Net asset value, offering and redemption price per share	$12.48	$9.80

† Non-affiliated investments, at cost	$3,268,167,941	$24,057,496
Ω Includes market value of securities on loan	$478,924,352	$2,870,596
€ Includes market value of securities designated as collateral for securities on loan	$515,259,576	$3,191,135
‡ Affiliated investments, at cost	$—	$—
* Proceeds received, securities sold short	$1,740,081,084	$14,050,949

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities (Concluded)

September 30, 2015

Gotham Enhanced Return Fund	Gotham Enhanced 500 Fund	Gotham Index Plus Fund	Gotham Neutral Fund	Gotham Total Return Fund

$1,951,806,862	$11,255,250	$14,508,478	$920,974,083	$—
—	—	—	—	6,992,152
30,295,158	232,646	3,357	24,840,178	60,804
368,266,703	1,530,619	2,764,575	597,089,134	—

70,790,644	283,453	378,354	72,816,904	—
719,779	—	—	7,076,739	—
1,786,114	13,062	47,346	904,068	—
91,126	15,993	16,319	89,787	492

2,423,756,386	13,331,023	17,718,429	1,623,790,893	7,053,448

836,264,942	5,203,347	6,868,356	736,240,396	—

388,395,213	1,705,923	2,763,264	66,202,147	—
62,928,880	278,034	346,432	61,645,307	—
6,944,432	—	—	2,150,028	—
1,936,945	39,677	37,158	1,242,869	19,367
749,693	5,740	7,410	428,467	95
125,218	8,380	7,696	95,720	3,936
24,117	1,057	66	6,832	199
122,561	22,185	19,235	71,643	19,579

1,297,492,001	7,264,343	10,049,617	868,083,409	43,176

$1,126,264,385	$6,066,680	$7,668,812	$755,707,484	$7,010,272

$1,014,571	$6,747	$8,262	$756,109	$7,516
1,169,173,617	6,738,098	8,284,464	857,449,369	7,588,047
(3,600,675)	9,997	34,239	(4,347,041)	—

(107,660,011)	(309,017)	(182,640)	(144,596,094)	9,861

67,336,883	(379,145)	(475,513)	46,445,141	(595,152)

$1,126,264,385	$6,066,680	$7,668,812	$755,707,484	$7,010,272

$1,126,264,385	$6,066,680	$7,668,812	$755,707,484	$7,010,272

101,457,138	674,740	826,186	75,610,867	751,587

$11.10	$8.99	$9.28	$9.99	$9.33

$1,987,441,898	$12,162,735	$15,699,736	$959,322,978	$—
$383,854,532	$1,684,466	$2,757,939	$65,339,949	$—

$411,651,817	$2,143,046	$2,984,089	$71,231,035	$—
$—	$—	$—	$—	$7,587,304
$939,236,861	$5,731,687	$7,584,101	$821,034,432	$—

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations

	Gotham Absolute Return Fund
	For the Period Ended September 30, 2015*	For the Year Ended April 30, 2015
Investment Income
Dividends	$24,158,847	$54,462,679
Less: foreign taxes withheld	(62,183)	(98,970)
Interest	1,492	2,490
Income from securities loaned (Note 5)	1,782,426	3,906,631

Total investment income	25,880,582	58,272,830

Expenses
Advisory fees (Note 2)	27,008,272	56,525,592
Dividends and fees on securities sold short	9,865,168	16,868,785
Transfer agent fees (Note 2)	1,234,815	2,501,660
Fees on cash collateral (Note 5)	901,531	1,602,525
Administration and accounting fees (Note 2)	403,296	880,577
Custodian fees (Note 2)	88,178	213,834
Legal fees	55,852	145,963
Printing and shareholder reporting fees	47,485	86,836
Registration and filing fees	32,940	257,924
Trustees’ and officers’ fees (Note 2)	29,696	190,736
Audit fees	29,080	33,763
Other expenses	96,133	53,894

Total expenses before waivers and reimbursements	39,792,446	79,362,089

Recoupments and/or waivers, reimbursements (Note 2)	—	—

Net expenses after waivers and reimbursements	39,792,446	79,362,089

Net investment loss	(13,911,864)	(21,089,259)

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	37,066,444	188,948,516
Net realized gain/(loss) from securities sold short	(25,128,800)	(351,910,445)
Net change in unrealized appreciation/(depreciation) on investments	(420,628,409)	215,099,211
Net change in unrealized appreciation/(depreciation) on securities sold short	161,883,724	(2,687,478)

Net realized and unrealized gain/(loss) on investments	(246,807,041)	49,449,804

Net increase/(decrease) in net assets resulting from operations	$(260,718,905)	$28,360,545

*	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.
**	The Fund commenced operations on July 31, 2014.
***	The Fund commenced operations on December 31, 2014.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Continued)

Gotham Absolute 500 Fund		Gotham Enhanced Return Fund		Gotham Enhanced 500 Fund
For the Period Ended September 30, 2015*	For the Period Ended April 30, 2015**	For the Period Ended September 30, 2015*	For the Year Ended April 30, 2015	For the Period Ended September 30, 2015***

$191,394	$163,871	$14,397,472	$35,458,656	$177,545
—	(1)	(20,725)	(56,544)	—
—	—	6,511	1,246	22
1,187	1,631	978,097	2,569,927	1,901

192,581	165,501	15,361,355	37,973,285	179,468

109,104	110,688	11,386,459	25,977,512	86,213
101,745	103,867	6,191,765	12,746,143	88,282
272	22,401	340,772	1,055,765	2,672
5,568	688	789,195	1,138,483	4,626
5,750	23,589	219,626	506,916	12,050
408	10,016	42,583	126,691	1,326
1,790	3,424	20,804	62,760	160
719	3,802	18,746	42,123	6,163
3,795	19,498	35,513	115,469	14,031
2,245	2,912	23,630	92,154	3,278
26,699	17,881	33,113	27,936	18,031
1,052	9,522	35,335	45,297	1,854

259,147	328,288	19,137,541	41,937,249	238,686

(29,092)	(99,209)	—	7,031	(48,788)

230,055	229,079	19,137,541	41,944,280	189,898

(37,474)	(63,578)	(3,776,186)	(3,970,995)	(10,430)

(61,948)	415,365	60,666,402	121,832,005	(225,439)
99,699	(381,595)	(30,296,658)	(182,034,336)	(77,220)
(2,089,854)	542,652	(278,345,772)	151,044,790	(907,485)
1,169,396	(88,074)	108,788,462	(19,462,584)	528,340

(882,707)	488,348	(139,187,566)	71,379,875	(681,804)

$(920,181)	$424,770	$(142,963,752)	$67,408,880	$(692,234)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Continued)

Gotham Index Plus Fund
For the Period Ended September 30, 2015*
Investment Income
Dividends	$141,720
Less: foreign taxes withheld	(36)
Interest	21
Income from securities loaned (Note 5)	279

Total investment income	141,984

Expenses
Advisory fees (Note 2)	44,482
Dividends and fees on securities sold short	66,515
Audit fees	18,025
Administration and accounting fees (Note 2)	10,438
Registration and filing fees	8,662
Fees on cash collateral (Note 5)	4,716
Transfer agent fees (Note 2)	1,834
Printing and shareholder reporting fees	1,303
Trustees’ and officers’ fees (Note 2)	905
Custodian fees (Note 2)	251
Legal fees	103
Other expenses	1,482

Total expenses before waivers and reimbursements	158,716

Recoupments and/or waivers, reimbursements (Note 2)	(37,317)

Net expenses after waivers and reimbursements	121,399

Net investment income/(loss)	20,585

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from non-affiliated investments	(229,945)
Net realized gain from affiliated investments	—
Net realized gain/(loss) from securities sold short	52,297
Net change in unrealized appreciation/(depreciation) on investments	(1,191,258)
Net change in unrealized appreciation/(depreciation) on securities sold short	715,745

Net realized and unrealized loss on investments	(653,161)

Net decrease in net assets resulting from operations	$(632,576)

*	The Fund commenced operations on March 31, 2015.
**	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Concluded)

Gotham Neutral Fund		Gotham Total Return Fund
For the Period Ended September 30, 2015**	For the Year Ended April 30, 2015	For the Period Ended September 30, 2015*

$6,378,170	$14,623,574	$—
(23,702)	(32,705)	—
676	1,059	2
363,062	902,520	—

6,718,206	15,494,448	2

6,715,322	14,825,501	—
4,026,600	7,433,747	95
7,406	26,631	18,022
151,395	332,039	10,829
5,362	98,460	1,484
78,011	149,581	—
282,659	630,648	1,746
21,046	21,453	3,837
3,611	55,875	847
25,114	59,421	199
12,432	32,183	69
25,895	10,660	4,367

11,354,853	23,676,199	41,495

—	64,973	(36,613)

11,354,853	23,741,172	4,882

(4,636,647)	(8,246,724)	(4,880)

595,493	60,798,472	(7,714)
—	—	21,455
(24,834,871)	(156,064,170)	—
(91,715,502)	49,581,830	(595,152)
84,695,797	(4,458,626)	—

(31,259,083)	(50,142,494)	(581,411)

$(35,895,730)	$(58,389,218)	$(586,291)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Absolute Return Fund
	For the Period Ended September 30, 2015*	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Net increase/(decrease) in net assets from operations:
Net investment loss	$(13,911,864)	$(21,089,259)	$(5,504,378)
Net realized gain/(loss) from investments and securities sold short	11,937,644	(162,961,929)	28,378,912
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(258,744,685)	212,411,733	59,943,353

Net increase/(decrease) in net assets resulting from operations	(260,718,905)	28,360,545	82,817,887

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Net realized capital gains	—	(55,752,862)	(13,191,338)

Net decrease in net assets from dividends and distributions to shareholders	—	(55,752,862)	(13,191,338)

Increase/(decrease) in Net Assets Derived from Capital Share Transactions and Merger Activity (Note 4 and Note 7)	(830,945,748)	2,134,945,533	1,426,903,567

Total increase/(decrease) in net assets	(1,091,664,653)	2,107,553,216	1,496,530,116

Net assets
Beginning of period	3,657,762,924	1,550,209,708	53,679,592

End of period	$2,566,098,271	$3,657,762,924	$1,550,209,708

Accumulated net investment income/(loss), end of period	$(13,260,100)	$(5,670,454)	$—

*	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.
**	The Fund commenced operations on July 31, 2014.
***	The Fund commenced operations on May 31, 2013.
****	The Fund commenced operations on December 31, 2014.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

Gotham Absolute 500 Fund		Gotham Enhanced Return Fund			Gotham Enhanced 500 Fund
For the Period Ended September 30, 2015*	For the Period Ended April 30, 2015**	For the Period Ended September 30, 2015*	For the Year Ended April 30, 2015	For the Period Ended April 30, 2014***	For the Period Ended September 30, 2015****

$(37,474)	$(63,578)	$(3,776,186)	$(3,970,995)	$(1,304,508)	$(10,430)
37,751	33,770	30,369,744	(60,202,331)	36,994,197	(302,659)
(920,458)	454,578	(169,557,310)	131,582,206	35,742,643	(379,145)

(920,181)	424,770	(142,963,752)	67,408,880	71,432,332	(692,234)

—	(168,661)	—	(102,523,021)	(4,952,065)	—

—	(168,661)	—	(102,523,021)	(4,952,065)	—

6,138,271	10,327,123	(288,850,175)	790,275,574	736,436,612	6,758,914

5,218,090	10,583,232	(431,813,927)	755,161,433	802,916,879	6,066,680

10,583,232	—	1,558,078,312	802,916,879	—	—

$15,801,322	$10,583,232	$1,126,264,385	$1,558,078,312	$802,916,879	$6,066,680

$—	$—	$(3,600,675)	$(13,046)	$(13,999)	$9,997

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

Gotham Index Plus Fund
For the Period Ended September 30, 2015*
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$20,585
Net realized gain/(loss) from investments and securities sold short	(177,648)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(475,513)

Net increase/(decrease) in net assets resulting from operations	(632,576)

Less Dividends and Distributions to Shareholders from:
Institutional Class Shares:
Net realized capital gains	—

Net decrease in net assets from dividends and distributions to shareholders	—

Increase/(decrease) in Net Assets Derived from Capital Share Transactions and Merger Activity (Note 4 and Note 7)	8,301,388

Total increase/(decrease) in net assets	7,668,812

Net assets
Beginning of period	—

End of period	$7,668,812

Accumulated net investment income/(loss), end of period	$34,239

*	The Fund commenced operations on March 31, 2015.
**	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.
***	The Fund commenced operations on August 30, 2013.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

Gotham Neutral Fund			Gotham Total Return Fund
For the Period Ended September 30, 2015**	For the Year Ended April 30, 2015	For the Period Ended April 30, 2014***	For the Period Ended September 30, 2015*

$(4,636,647)	$(8,246,724)	$(764,360)	$(4,880)
(24,239,378)	(95,265,698)	2,474,111	13,741

(7,019,705)	45,123,204	8,341,642	(595,152)

(35,895,730)	(58,389,218)	10,051,393	(586,291)

—	(20,618,661)	(116,920)	—

—	(20,618,661)	(116,920)	—

(140,831,187)	782,970,680	218,537,127	7,596,563

(176,726,917)	703,962,801	228,471,600	7,010,272

932,434,401	228,471,600	—	—

$755,707,484	$932,434,401	$228,471,600	$7,010,272

$(4,347,041)	$(2,449,271)	$—	$—

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Cash Flows

	Gotham Absolute Return Fund
	For the Period Ended September 30, 2015*	For the Year Ended April 30, 2015
Cash flows provided by (used in) operating activities:
Net increase/(decrease) in net assets resulting from operations	$(260,718,905)	$28,360,545
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(5,175,234,255)	(13,612,636,594)
Proceeds from disposition of long-term portfolio investments	6,096,116,411	11,444,548,182
Purchases to cover securities sold short	(3,674,979,446)	(5,942,990,755)
Proceeds from securities sold short	3,182,212,117	6,877,722,682
Net realized gain/(loss) on investments and securities sold short	(11,937,644)	162,961,929
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	258,744,685	(212,411,733)
Increase/(decrease) in deposits with brokers for securities sold short	766,130,618	(1,630,330,724)
Increase/(decrease) in receivable for securities sold	223,111,604	(263,690,049)
Increase in dividend and interest receivable	(466,665)	(1,671,744)
Increase/(decrease) in prepaid expenses and other assets	28,037	(83,919)
Increase/(decrease) in payable for investments purchased	(282,279,988)	291,788,771
Increase/(decrease) in use of cash collateral from securities lending	(272,738,676)	758,232,321
Increase in dividends and fees payable for securities sold short	381,949	230,921
Increase/(decrease) in payable for investment advisor	(1,625,632)	3,728,539
Increase in litigation income	—	1,130
Increase/(decrease) in accrued expense payable	(338,135)	624,431

Net cash provided by (used in) operating activities	846,406,075	(2,095,616,067)

Cash flows from financing activities:
Net payment from Fund share activity	(826,460,088)	2,124,114,072

Dividends and Distributions to Shareholders	—	(26,914,185)

Net cash provided by (used in) financing activities	(826,460,088)	2,097,199,887

Net increase in cash	19,945,987	1,583,820

Cash at beginning of period	7,782,342	6,198,522

Cash at end of period	$27,728,329	$7,782,342

Supplemental disclosure of cash flow information:
Cash paid during the period for financing charges	$4,763,926	$9,629,948

*	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.
**	The Fund commenced operations on July 31, 2014.
***	The Fund commenced operations on December 31, 2014.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Cash Flows (Continued)

Gotham Absolute 500 Fund		Gotham Enhanced Return Fund		Gotham Enhanced 500 Fund
For the Period Ended September 30, 2015*	For the Period Ended April 30, 2015**	For the Period Ended September 30, 2015*	For the Year Ended April 30, 2015	For the Period Ended September 30, 2015***

$(920,181)	$424,770	$(142,963,752)	$67,408,880	$(692,234)

(33,232,899)	(47,117,685)	(2,024,483,761)	(7,226,450,965)	(47,140,521)
23,707,069	32,939,486	2,561,885,811	6,180,219,738	34,752,347
(11,705,385)	(13,303,945)	(1,851,860,318)	(3,416,640,427)	(12,428,454)
17,233,777	21,544,556	1,605,926,152	3,785,535,272	18,082,921
(37,751)	(33,770)	(30,369,744)	60,202,331	302,659
920,458	(454,578)	169,557,310	(131,582,206)	379,145
(2,842,020)	(5,963,077)	234,590,411	(598,808,531)	(1,530,619)
1,518,858	(2,282,121)	112,091,399	(65,807,113)	(283,453)
(15,675)	(9,071)	(300,502)	(699,327)	(13,062)
(8,064)	(3,438)	35,551	(27,176)	(15,993)
(1,602,639)	2,298,043	(113,343,109)	58,444,212	278,034
1,078,631	1,811,326	(211,252,960)	599,648,173	1,705,923
6,548	7,543	129,566	83,843	5,740
(38,004)	66,124	(712,032)	1,401,498	39,677
—	—	—	1,050	—
15,433	78,409	(196,302)	216,201	31,622

(5,921,844)	(9,997,428)	308,733,720	(686,854,547)	(6,526,268)

6,138,271	10,158,462	(283,131,330)	709,332,376	6,758,914

—	—	—	(18,318,540)	—

6,138,271	10,158,462	(283,131,330)	691,013,836	6,758,914

216,427	161,034	25,602,390	4,159,289	232,646

161,034	—	4,692,768	533,479	—

$377,461	$161,034	$30,295,158	$4,692,768	$232,646

$20,036	$21,108	$4,274,754	$8,484,869	$26,088

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Cash Flows (Continued)

Gotham Index Plus Fund
For the Period Ended September 30, 2015*
Cash flows provided by (used in) operating activities:
Net decrease in net assets resulting from operations	$(632,576)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(25,942,349)
Proceeds from disposition of long-term portfolio investments	10,012,667
Purchases to cover securities sold short	(8,510,478)
Proceeds from securities sold short	16,146,877
Net realized gain/(loss) on investments and securities sold short	177,648
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	475,513
Increase/(decrease) in deposits with brokers for securities sold short	(2,764,575)
Increase in receivable for securities sold	(378,354)
Increase in dividend and interest receivable	(47,346)
Increase in prepaid expenses and other assets	(16,319)
Increase/(decrease) in payable for investments purchased	346,432
Increase in use of cash collateral from securities lending	2,763,264
Increase in dividends and fees payable for securities sold short	7,410
Increase/(decrease) in payable for investment advisor	37,158
Increase in litigation income	—
Increase/(decrease) in accrued expense payable	26,997

Net cash provided by (used in) operating activities	(8,298,031)

Cash flows from financing activities:
Net payment from Fund share activity	8,301,388

Dividends and Distributions to Shareholders	—

Net cash provided by (used in) financing activities	8,301,388

Net increase in cash	3,357

Cash at beginning of period	—

Cash at end of period	$3,357

Supplemental disclosure of cash flow information:
Cash paid during the period for financing charges	$19,216

*	The Fund commenced operations on March 31, 2015.
**	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Cash Flows (Concluded)

Gotham Neutral Fund		Gotham Total Return Fund
For the Period Ended September 30, 2015**	For the Year Ended April 30, 2015	For the Period Ended September 30, 2015*

$(35,895,730)	$(58,389,218)	$(586,291)

(1,389,308,681)	(4,106,733,637)	(9,451,030)
1,510,310,072	3,356,096,904	1,877,467
(1,407,090,645)	(2,614,272,867)	—
1,310,007,212	3,129,675,621	—
24,239,378	95,265,698	(13,741)
7,019,705	(45,123,204)	595,152
177,151,003	(610,341,997)	—
70,974,470	(107,404,562)	—
(279,362)	(514,203)	—
(25,290)	(45,679)	(492)
(87,590,595)	112,585,165	—
(13,438,973)	79,641,120	—
126,655	191,417	95
(357,458)	1,286,299	19,367
4,846	16	—
(117,450)	206,547	23,714

165,729,157	(767,876,580)	(7,535,759)

(151,909,502)	776,834,589	7,596,563

—	(2,086,260)	—

(151,909,502)	774,748,329	7,596,563

13,819,655	6,871,749	60,804

11,020,523	4,148,774	—

$24,840,178	$11,020,523	$60,804

$1,970,132	$4,495,358	$95

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

		Investment Activities			Dividends and Distributions

	Net Asset Value, Beginning of Year/Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distribution from Capital Gains	Total Distributions
Gotham Absolute Return Fund
Institutional Class Shares
05/01/2015-09/30/2015*	$13.54	$(0.06)	$(1.00)	$(1.06)	$—	$—	$—
05/01/2014-04/30/2015	13.45	(0.10)	0.43	0.33	—	(0.24)	(0.24)
05/01/2013-04/30/2014	11.40	(0.16)	2.77	2.61	—	(0.56)	(0.56)
08/31/2012**-04/30/2013	10.00	(0.08)	1.53	1.45	(0.01)	(0.05)	(0.06)

Gotham Absolute 500 Fund
Institutional Class Shares
05/01/2015-09/30/2015*	$10.47	$(0.03)	$(0.64)	$(0.67)	$—	$—	$—
07/31/2014**-04/30/2015	10.00	(0.09)	0.78	0.69	—	(0.23)	(0.23)

Gotham Enhanced Return Fund
Institutional Class Shares
05/01/2015-09/30/2015*	$12.38	$(0.03)	$(1.25)	$(1.28)	$—	$—	$—
05/01/2014-04/30/2015	12.39	(0.04)	0.97	0.93	—	(0.94)	(0.94)
05/31/2013**-04/30/2014	10.00	(0.07)	2.96	2.89	—	(0.50)	(0.50)

Gotham Enhanced 500 Fund
Institutional Class Shares
12/31/2014**-9/30/2015	$10.00	$(0.02)	$(0.99)	$(1.01)	$—	$—	$—

*	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.
**	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the Gotham Absolute Return Fund would be 2.15%, 2.15%, 2.20% and 2.25%, for the period ended September 30, 2015, the years ended April 30, 2015 and 2014 and the period ended April 30, 2013, respectively; for the Gotham Absolute 500 Fund, they would be 2.25% and 2.25% for the periods ended September 30, 2015 and April 30, 2015, respectively; for the Gotham Enhanced Return Fund, they would be 2.14%, 2.16% and 2.25% for the period ended September 30, 2015, the year ended April 30, 2015 and the period ended April 30, 2014 and for the Gotham Enhanced 500 Fund, they would be 2.25% for the period ended September 30, 2015.
(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Amount is less than $0.005 per share.
(6)	Annualized.
(7)	Not annualized.
(8)	Portfolio turnover excludes the purchases and sales of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund (see Note 7). If these transactions were included, portfolio turnover would have been higher.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Continued)

Redemption Fees		Net Asset Value, End of Year/Period	Total Return(2)	Net Assets, End of Year/Period (000s)	Ratio of Expenses to Average Net Assets with waivers, reimbursements, and recoupments if any (including dividend and interest expense)(3)		Ratio of Expenses to Average Net Assets without waivers, expense reimbursements, and recoupments if any(3)(4)		Ratio of Net Investment Income to Average Net Assets (including dividend and interest expense)		Portfolio Turnover Rate

$0.00	(5)	$12.48	(7.83)%	$2,566,098	2.95	%(6)	2.95	%(6)	(1.03	)%(6)	134.07	%(7)
0.00	(5)	13.54	2.44%	3,657,763	2.81%		2.81%		(0.75)%		336.09%
0.00	(5)	13.45	23.21%	1,550,210	2.98%		2.96%		(1.23)%		399.16%
0.01		11.40	14.67%	53,680	3.24	%(6)	4.18	%(6)	(1.13	)%(6)	279.84	%(7)

$—		$9.80	(6.40)%	$15,801	4.22	%(6)	4.75	%(6)	(0.69	)%(6)	126.07	%(7)
0.01		10.47	6.98%	10,583	4.13	%(6)	5.92	%(6)	(1.15	)%(6)	327.45	%(7)

$0.00	(5)	$11.10	(10.34)%	$1,126,264	3.36	%(6)	3.36	%(6)	(0.66	)%(6)	85.25	%(7)
0.00	(5)	12.38	7.34%	1,558,078	3.23%		3.23%		(0.31)%		274.67%
0.00	(5)	12.39	29.36%	802,917	3.54	%(6)	3.54	%(6)	(0.63	)%(6)	364.77	%(7)(8)

$—		$8.99	(10.10)%	$6,067	4.40	%(6)	5.54	%(6)	(0.24	)%(6)	355.33	%(7)

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Financial Highlights (Continued)

		Investment Activities			Dividends and Distributions

	Net Asset Value, Beginning of Year/Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distribution from Capital Gains	Total Distributions
Gotham Index Plus Fund
Institutional Class Shares
03/31/2015*-9/30/2015	$10.00	$0.03	$(0.75)	$(0.72)	$—	$—	$—

Gotham Neutral Fund
Institutional Class Shares
05/01/2015-09/30/2015**	$10.42	$(0.06)	$(0.37)	$(0.43)	$—	$—	$—
05/01/2014-04/30/2015	11.21	(0.12)	(0.43)	(0.55)	—	(0.24)	(0.24)
08/30/2013***-04/30/2014	10.00	(0.12)	1.37	1.25	—	(0.04)	(0.04)

Gotham Total Return Fund
Institutional Class Shares
03/31/2015*-9/30/2015	$10.00	$(0.01)	$(0.66)	$(0.67)	$—	$—	$—

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on March 31, 2015.
**	The Fund changed its fiscal year end from April 30 to September 30. See Note 1 in the Notes to Financial Statements.
***	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets for the Gotham Index Plus Fund would be 1.50% for the period ended September 30, 2015; for the Gotham Neutral Fund, they would be 2.16%, 2.18% and 2.25% for the period ended September 30, 2015, the year ended April 30, 2015 and the period ended April 30, 2014, respectively, and for the Gotham Total Return, they would be 0.18% for the period ended September 30, 2015.
(4)	The Gotham Total Return Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Annualized.
(7)	Not annualized.
(8)	Amount is less than $0.005 per share.

GOTHAM FUNDS

Financial Highlights (Concluded)

Redemption Fees		Net Asset Value, End of Year/Period	Total Return(2)	Net Assets, End of Year/Period (000s)	Ratio of Expenses to Average Net Assets with waivers, reimbursements, and recoupments if any (including dividend and interest expense)(3)(4)		Ratio of Expenses to Average Net Assets without waivers, expense reimbursements, and recoupments if any(3)(4)(5)		Ratio of Net Investment Income to Average Net Assets (including dividend and interest expense)		Portfolio Turnover Rate

$—		$9.28	(7.20)%	$7,669	3.63	%(6)	4.75	%(6)	0.62	%(6)	94.47	%(7)

$0.00	(8)	$9.99	(4.13)%	$755,707	3.38	%(6)	3.38	%(6)	(1.38	)%(6)	141.02	%(7)
0.00	(8)	10.42	(5.00)%	932,434	3.20%		3.19%		(1.11)%		377.72%
0.00	(8)	11.21	12.50%	228,472	3.43	%(6)	3.57	%(6)	(1.64	)%(6)	191.65	%(7)

$0.00	(8)	$9.33	(6.70)%	$7,010	0.18	%(6)	1.57	%(6)	(0.18	)%(6)	42.30	%(7)

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2015

1. Organization and Significant Accounting Policies

The Gotham Absolute Return Fund, the Gotham Absolute 500 Fund, the Gotham Enhanced Return Fund, the Gotham Enhanced 500 Fund, the Gotham Index Plus Fund, the Gotham Neutral Fund and the Gotham Total Return Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with the exception of the Gotham Total Return Fund, which is an open-end, non-diversified, management investment company. The Gotham Absolute Return Fund commenced investment operations on August 31, 2012. The Gotham Absolute 500 Fund commenced operations on July 31, 2014. The Gotham Enhanced Return Fund commenced investment operations on May 31, 2013. The Gotham Enhanced 500 Fund commenced operations on December 31, 2014. The Gotham Index Plus Fund commenced operations on March 31, 2015. The Gotham Neutral Fund commenced investment operations on August 30, 2013. The Gotham Total Return Fund operates as a “Fund of Funds” and commenced operations on March 31, 2015. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds offers one class of shares, Institutional Class.

All the Funds except for the Gotham Total Return Fund seek to achieve their investment objective by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. The Gotham Total Return Fund seeks to achieve its investment objective by primarily investing in funds advised by Gotham.

Each of the Gotham Absolute Return Fund, the Gotham Absolute 500 Fund, the Gotham Enhanced Return Fund and the Gotham Neutral Fund changed its fiscal year end from April 30 to September 30. The information contained in this report for these funds is for the five month period from May 1, 2015 to September 30, 2015.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended September 30, 2015, there were no transfers between Levels 1, 2 and 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Short Sales — The Funds may sell securities short. A short sale involves the sale by the Funds of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Funds will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Funds. There can be no assurance that the Funds will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Security and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2015, the following Funds had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:

	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Gotham Absolute Return Fund	$1,561,151,783	$1,626,058,037	$1,472,245,101
Gotham Absolute 500 Fund	12,969,627	13,089,995	8,805,097
Gotham Enhanced Return Fund	836,264,942	851,144,618	368,266,703
Gotham Enhanced 500 Fund	5,203,347	6,259,177	1,530,619
Gotham Index Plus Fund	6,868,356	7,067,767	2,764,575
Gotham Neutral Fund	736,240,396	711,270,866	597,089,134

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. For the period ended September 30, 2015, Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund had net charges of $4,301,554, $7,574, $2,306,390 and $1,657,169 on securities sold short. For the period from December 31, 2014 (commencement of operations) to September 30, 2015, Gotham Enhanced 500 Fund had net charges of $6,314 on securities sold short. For the period March 31, 2015 (commencement of operations) to September 30, 2015, Gotham Index Plus Fund and Gotham Total Return Fund had net charges of $4,873 and $65 on securities sold short. For the year ended April 30, 2015, Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund had net charges of $9,376,893, $5,439,872 and $3,970,318 on securities sold short. For the period from July 31, 2014 (commencement of operations) to April 30, 2015, Gotham Absolute 500 Fund had net charges of $9,158 on securities sold short. These amounts are included in dividends and fees on securities sold short on the Statement of Operations. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

The following Funds utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Funds’ investment objective. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short.

As of and for the period ended September 30, 2015:

	Short Sales Proceeds	Financing Charges
Gotham Absolute Return Fund	$102,864,482	$166,071
Gotham Absolute 500 Fund	4,140,656	6,896
Gotham Enhanced Return Fund	474,580,980	1,180,169
Gotham Enhanced 500 Fund	3,783,809	15,148
Gotham Index Plus Fund	4,075,418	9,627
Gotham Neutral Fund	115,819,500	235,844
Gotham Total Return Fund	65	30

For the period ended April 30, 2015:

Financing Charges
Gotham Absolute Return Fund	$253,055
Gotham Absolute 500 Fund	11,950
Gotham Enhanced Return Fund	3,044,997
Gotham Neutral Fund	525,030

2. Transactions with Affiliates and Related Parties

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, Gotham is entitled to receive a monthly fee at the annual rate of 2.00% of each Fund’s average daily net assets, with the exception of Gotham Index Plus Fund and Gotham Total Return Fund. For its services as the investment adviser, Gotham is entitled to receive a monthly fee at the annual rate of 1.33% for Gotham Index Plus Fund’s average daily net assets. For the Gotham Total Return Fund, Gotham is not entitled to receive an investment advisory fee on assets invested in mutual funds advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 2.00% of the Gotham Total Return Fund’s average net assets invested in investments other than an underlying fund. Gotham does not receive an investment advisory fee from the Gotham Total Return Fund

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

on assets invested in an underlying fund, but does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% for the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund, Gotham Enhanced 500 Fund and Gotham Neutral Fund; 1.50% for Gotham Index Plus Fund and 0.17% (prior to June 1, 2015, the Expense Limitation was 0.25%) for Gotham Total Return Fund (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017 for the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund; August 31, 2018 for Gotham Enhanced 500 Fund and January 31, 2019 for Gotham Index Plus Fund and Gotham Total Return Fund, unless the Board approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation.

For the period ended September 30, 2015, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Gotham Absolute Return Fund	$27,008,272	$—	$27,008,272
Gotham Absolute 500 Fund	109,104	(29,092)	80,012
Gotham Enhanced Return Fund	11,386,459	—	11,386,459
Gotham Enhanced 500 Fund	86,213	(48,788)	37,425
Gotham Index Plus Fund	44,482	(37,317)	7,165
Gotham Neutral Fund	6,715,322	—	6,715,322
Gotham Total Return Fund	—	(36,613)	(36,613)

For the period ended April 30, 2015, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
Gotham Absolute Return Fund	$56,525,592	$—	$56,525,592
Gotham Absolute 500 Fund	110,688	(99,209)	11,479
Gotham Enhanced Return Fund	25,977,512	—	25,977,512
Gotham Neutral Fund	14,825,501	—	14,825,501

As of September 30, 2015, the amount of potential recovery for the Gotham Absolute 500 Fund, Gotham Enhanced 500 Fund and Gotham Index Plus Fund was as follows:

	Expiration 04/30/2018	Expiration 09/30/2018
Gotham Absolute 500 Fund	$99,209	$29,092
Gotham Enhanced 500 Fund	NA	48,788
Gotham Index Plus Fund	NA	37,317
Gotham Total Return Fund	NA	36,613

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator and transfer agent for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trustees of the Trust who are not officers or employees of an investment adviser, sub-adviser or other service provider to the Trust receive compensation in the form of an annual retainer and per meeting fees, for their services as a Trustee. The remuneration paid to the Trustees by the Funds during the periods ended September 30, 2015 and April 30, 2015 was $69,138 and $240,389, respectively. Certain employees of BNY Mellon serve as Officers of the Trust. They are not compensated by the Funds or the Trust.

The following table lists the issuer owned by Gotham Total Return Fund that may be deemed “affiliated company” under the Investment Company Act of 1940, as well as transactions that occurred in the security of such issuers during the period ended September 30, 2015:

Gotham Total Return Fund
Name of Issuer	Shares Held at 9/30/14	Value at 9/30/14	Purchase Cost	Sales Proceeds	Value at 9/30/15	Shares Held at 9/30/15	Dividend Income for the period ended 9/30/15	Net Realized Gain (Loss) for the period ended 9/30/15
Gotham Absolute 500 Fund	—	$—	$3,416,578	$(404,852)	$2,814,394	287,183	$—	$13,973
Gotham Enhanced 500 Fund	—	—	1,847,559	(158,645)	1,507,104	167,456	—	7,482
Gotham Index Plus Fund	—	—	1,717,916	—	1,546,020	166,597	—	—
Gotham Neutral Fund	—	—	1,147,293	—	1,124,634	112,576	—	—

3. Investment in Securities

For the period ended September 30, 2015 (Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund) and from the commencement of operations through September 30, 2015 (Gotham Enhanced 500 Fund commenced operations on December 31, 2014, Gotham Index Plus Fund and Gotham Total Return Fund commenced operations on March 31, 2015), aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Gotham Absolute Return Fund	$5,133,334,183	$6,054,013,843
Gotham Absolute 500 Fund	32,882,979	23,356,979
Gotham Enhanced Return Fund	1,991,355,817	2,528,593,176
Gotham Enhanced 500 Fund	46,896,165	34,507,945
Gotham Index Plus Fund	25,817,969	9,888,288
Gotham Neutral Fund	1,382,881,806	1,503,874,209
Gotham Total Return Fund	9,451,030	1,877,467

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

4. Capital Share Transactions

For the periods ended September 30, 2015, April 30, 2015 and April 30, 2014, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Period Ended September 30, 2015		For the Period Ended April 30, 2015		For the Period Ended April 30, 2014
	Shares	Value	Shares	Value	Shares	Value
Gotham Absolute Return Fund*:
Institutional Class Shares:
Sales	33,663,073	$441,504,937	215,551,538	$2,966,057,341	114,871,940	$1,482,840,267
Reinvestments	—	—	2,085,226	28,838,677	753,328	9,522,065
Redemption Fees**	—	105,622	—	264,109	—	64,412
Redemptions	(98,279,485)	(1,272,556,307)	(62,720,044)	(860,214,594)	(5,065,727)	(65,523,177)

Net Increase	(64,616,412)	$(830,945,748)	154,916,720	$2,134,945,533	110,559,541	$1,426,903,567

Gotham Absolute 500 Fund*,***:
Institutional Class Shares:
Sales	658,503	$6,740,370	1,121,170	$11,474,896	—	$—
Reinvestments	—	—	15,987	168,661	—	—
Redemption Fees**	—	—	—	5,948	—	—
Redemptions	(57,562)	(602,099)	(126,329)	(1,322,382)	—	—

Net Increase	600,941	$6,138,271	1,010,828	$10,327,123	—	$—

Gotham Enhanced Return Fund*:
Institutional Class Shares:
Sales	6,602,243	$79,119,696	78,071,406	$1,005,549,363	34,242,031	$394,564,020
Proceeds from Shares issued in connection with mergers (a)	—	—	—	—	33,008,932	371,020,411
Reinvestments	—	—	6,630,274	84,204,481	435,768	4,902,396
Redemption Fees**	—	10,519	—	245,378	—	12,613
Redemptions	(31,040,545)	(367,980,390)	(23,587,091)	(299,723,648)	(2,905,880)	(34,062,828)

Net Increase	(24,438,302)	$(288,850,175)	61,114,589	$790,275,574	64,780,851	$736,436,612

Gotham Enhanced 500 Fund****:
Institutional Class Shares:
Sales	690,009	$6,917,559	—	$—	—	$—
Reinvestments	—	—	—	—	—	—
Redemption Fees**	—	—	—	—	—	—
Redemptions	(15,269)	(158,645)	—	—	—	—

Net Increase	674,740	$6,758,914	—	$—	—	$—

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

	For the Period Ended September 30, 2015		For the Period Ended April 30, 2015		For the Period Ended April 30, 2014
	Shares	Value	Shares	Value	Shares	Value
Gotham Index Plus Fund*****:
Institutional Class Shares:
Sales	826,186	$8,301,388	—	$—	—	$—
Reinvestments	—	—	—	—	—	—
Redemption Fees**	—	—	—	—	—	—
Redemptions	—	—	—	—	—	—

Net Increase	826,186	$8,301,388	—	$—	—	$—

Gotham Neutral Fund*:
Institutional Class Shares:
Sales	16,276,350	$161,816,119	101,376,317	$1,132,773,493	20,810,372	$223,066,030
Reinvestments	—	—	1,692,457	18,532,401	10,648	111,909
Redemption Fees**	—	23,837	—	258,989	—	28,314
Redemptions	(30,132,986)	(302,671,143)	(33,988,109)	(368,594,203)	(434,182)	(4,669,126)

Net Increase	(13,856,636)	$(140,831,187)	69,080,665	$782,970,680	20,386,838	$218,537,127

Gotham Total Return Fund*****:
Institutional Class Shares:
Sales	751,884	$7,599,493	—	$—	—	$—
Reinvestments	—	—	—	—	—	—
Redemption Fees**	—	29	—	—	—	—
Redemptions	(297)	(2,959)	—	—	—	—

Net Increase	751,587	$7,596,563	—	$—	—	$—

*	The Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund changed its year end from April 30 to September 30.

**

There is a 1.00% redemption fee that may be charged on shares redeemed within 90 days of purchase. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

***	Commencement of operations July 31, 2014.

****	Commencement of operations December 31, 2014.

*****	Commencement of operations March 31, 2015.

(a)	See Note 7.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

As of September 30, 2015, the following Fund had shareholders that held 10% or more of the outstanding shares of the Fund:

Gotham Absolute 500 Fund
Affiliated Shareholders	32%
Affiliated Fund	18%
Gotham Enhanced 500 Fund
Affiliated Shareholders	74%
Affiliated Fund	25%
Gotham Index Plus Fund
Affiliated Shareholders	64%
Affiliated Fund	20%
Gotham Total Return Fund
Affiliated Shareholders	92%

5. Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments and securities consistent with the Fund’s investment objective. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds pay a fee on the cash collateral received by the Funds at a rate equal to the Federal Funds (Open) rate plus 40 basis points with respect to the cash collateral received on those securities on loan that have a rebate that equals or exceeds the greater of either the Federal Funds (Open) rate minus 10 basis points or zero. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the period ended September 30, 2015, the Funds each had securities lending programs. The market value of securities on loan and cash collateral received as of September 30, 2015 and the income generated from the programs during the periods ended September 30, 2015 and April 30, 2015, with respect to such loans are as follows:

As of and for the period ended September 30, 2015:

	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Non-cash Collateral	Income Received from Securities Lending
Gotham Absolute Return Fund	$478,924,352	$485,493,645	$—	$1,782,426
Gotham Absolute 500 Fund	2,870,596	2,889,957	—	1,187
Gotham Enhanced Return Fund	383,854,532	388,395,213	—	978,097
Gotham Enhanced 500 Fund	1,684,466	1,705,923	—	1,901
Gotham Index Plus Fund	2,757,939	2,763,264	—	279
Gotham Neutral Fund	65,339,949	66,202,147	—	363,062

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

For the period ended April 30, 2015:

Income Received from Securities Lending
Gotham Absolute Return Fund	$3,906,631
Gotham Absolute 500 Fund	1,631
Gotham Enhanced Return Fund	2,569,927
Gotham Neutral Fund	902,520

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net payment due to or from the Funds. The following table is a summary of each of the Fund’s open securities lending transactions which are subject to a MSLA as of September 30, 2015:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received*	Net Amount**
Gotham Absolute
Return Fund	$478,924,352	$—	$478,924,352	$—	$(478,924,352)	$—
Gotham Absolute
500 Fund	2,870,596	—	2,870,596	—	(2,870,596)	—
Gotham Enhanced
Return Fund	383,854,532	—	383,854,532	—	(383,854,532)	—
Gotham Enhanced
500 Fund	1,684,466	—	1,684,466	—	(1,684,466)	—
Gotham Index
Plus Fund	2,757,939	—	2,757,939	—	(2,757,939)	—
Gotham Neutral
Fund	65,339,949	—	65,339,949	—	(65,339,949)	—

*	Amount disclosed is limited to the amount of assets presented in each Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

**	Net amount represents the net receivable from the counterparty in the event of a default.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds had determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net assets components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net investment income, net realized

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

gains and net assets were not affected by these adjustments. The following permanent differences as of September 30, 2015, primarily attributed to non-deductible expenses, capitalized dividends on short sales and short-term gain netted against current year net operating loss, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
Gotham Absolute Return Fund	$6,322,218	$(651,754)	$(5,670,464)
Gotham Absolute 500 Fund	37,474	(37,474)	—
Gotham Enhanced Return Fund	188,557	(188,557)	—
Gotham Enhanced 500 Fund	20,427	(6,358)	(14,069)
Gotham Index Plus Fund	13,654	(4,992)	(8,662)
Gotham Neutral Fund	2,738,877	(289,606)	(2,449,271)
Gotham Total Return Fund	4,880	(3,880)	(1,000)

There were no dividends or distributions paid by the Funds during the period ended September 30, 2015.

The tax character of distributions paid by the Funds during the year/period ended April 30, 2015 were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
Gotham Absolute Return Fund	$46,471,975	$9,280,887
Gotham Absolute 500 Fund	168,661	—
Gotham Enhanced Return Fund	48,414,982	54,108,039
Gotham Neutral Fund	20,413,423	205,238

The tax character of distributions paid by the Funds during the year/period ended April 30, 2014 were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend
Gotham Absolute Return Fund	$13,141,291	$50,047
Gotham Enhanced Return Fund	4,952,065	—
Gotham Neutral Fund	116,920	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Other Temporary Differences
Gotham Absolute
Return Fund	$(108,164,168)	$—	$29,543,774	$(112,011,478)	$(18,929,708)	$—
Gotham Absolute 500
Fund	—	325,507	138,226	(1,111,593)	—	—
Gotham Enhanced
Return Fund	(6,242,388)	—	18,962,018	22,479,665	(79,110,451)	(12,647)
Gotham Enhanced 500
Fund	—	42,495	—	(720,660)	—	—

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses	Other Temporary Differences
Gotham Index Plus Fund	—	88,068	—	(711,982)	—	—
Gotham Neutral Fund	(74,492,004)	—	4,408,402	8,355,312	(40,769,704)	—
Gotham Total Return Fund	—	9,861	—	(595,152)	—	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2015, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Gotham Absolute Return Fund	$3,394,760,588	$107,129,864	$(397,862,399)	$(290,732,535)
Gotham Absolute 500 Fund	24,701,703	270,673	(2,462,082)	(2,191,409)
Gotham Enhanced Return Fund	2,032,232,363	116,534,422	(196,959,923)	(80,425,501)
Gotham Enhanced 500 Fund	12,503,335	828,336	(2,076,421)	(1,248,085)
Gotham Index Plus Fund	15,935,542	875,826	(2,302,890)	(1,427,064)
Gotham Neutral Fund	997,385,572	27,240,902	(103,652,391)	(76,411,489)
Gotham Total Return Fund	7,587,304	—	(595,152)	(595,152)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the period ended September 30, 2015, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2015. For the period ended September 30, 2015, the Funds deferred to October 1, 2015 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Gotham Absolute Return Fund	$13,260,110	$109,456,112	$(103,786,514)
Gotham Enhanced Return Fund	3,588,029	75,522,422	—
Gotham Neutral Fund	4,347,041	54,065,319	(17,642,656)

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of September 30, 2015, the Gotham Absolute Return Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund had short-term capital loss carryforwards in the amount of $108,164,168, $6,242,388 and $74,492,004, respectively. The Gotham Absolute 500 Fund, Gotham Enhanced 500 Fund, Gotham Index Plus Fund and Gotham Total Return Fund did not have any capital loss carryforwards.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2015

7. Fund Mergers

At a meeting of the Board of Trustees of the Trust held on October 29, 2013, the Board of Trustees approved an Agreement and Plan of Reorganization (the “Agreement”) to reorganize each of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund into the Gotham Enhanced Return Fund, each a series of the Trust. The shareholders of each of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund approved the Agreement during a special meeting of the shareholders held on February 5, 2014.

Immediately prior to the reorganization, the Formula Investing U.S. Value 1000 Fund had Class A Shares outstanding and the Formula Investing U.S. Value Select Fund had Class A Shares and Class I Shares outstanding, which were exchanged for Institutional Class Shares of the Gotham Enhanced Return Fund. The following is a summary of shares outstanding, net assets and net asset value per share for these Funds before and after the mergers took place after the close of business on February 7, 2014:

	Before Reorganization			After Reorganization
	Formula Investing U.S. Value 1000 Fund	Formula Investing U.S. Value Select Fund	Gotham Enhanced Return Fund	Gotham Enhanced Return Fund
Class A
Shares	4,212,398	15,223,282	NA	NA
Net Assets	$61,732,742	$233,895,124	NA	NA
Net Asset Value	$14.66	$15.36	NA	NA

Class I
Shares	NA	4,906,586	NA	NA
Net Assets	NA	$75,392,545	NA	NA
Net Asset Value	NA	$15.37	NA	NA

Institutional Class Shares
Shares	NA	NA	19,042,428	52,051,360
Net Assets	NA	NA	$213,989,914	$585,010,325
Net Asset Value	NA	NA	$11.24	$11.24

Fund Total
Shares Outstanding	4,212,398	20,129,868	19,042,428	52,051,360
Net Assets	$61,732,742	$309,287,669	$213,989,914	$585,010,325
Unrealized Appreciation (Depreciation)	$11,047,133	$58,522,211	$(11,030,934)	$58,538,410

Assuming this reorganization had been completed on May 1, 2013, the Gotham Enhanced Return Fund’s results of operations for the year ended April 30, 2014 would have been as follows:

Net Investment Income	$2,264,700
Net realized and change in unrealized gains (losses) on investments and securities sold short	$209,971,190

Net increase in asset from operations	$212,235,890

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2015

Because the combined portfolios of investments have been managed as a single portfolio since the mergers were completed, it is not practical to separate the amounts of revenue and earnings to the Gotham Enhanced Return Fund that have been included in its statements of operations since the mergers.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund, Gotham Enhanced 500 Fund, Gotham Index Plus Fund, Gotham Neutral Fund, and the Gotham Total Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund, Gotham Enhanced 500 Fund, Gotham Index Plus Fund, Gotham Neutral Fund, and the Gotham Total Return Fund (the “Funds”) at September 30, 2015, the results of each of their operations and their cash flows, the changes in each of their net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, broker, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 25, 2015

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders during the fiscal year. During the fiscal period ended September 30, 2015, the Funds did not make any ordinary income or capital gains distributions to its shareholders.

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on June 23-24, 2015 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement between Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Agreement”), with respect to the Gotham Absolute Return Fund (“Absolute Fund”), Gotham Enhanced Return Fund (“Enhanced Fund”) and Gotham Neutral Fund (“Neutral Fund”) (each, a “Fund” and collectively, the “Funds”) for an additional one year period.

In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Funds, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of a Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service a Fund; (x) compliance with the Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers at Board meetings throughout the year covering matters such as the relative performance of the Funds and compliance with the investment objectives, policies, strategies and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. At the Meeting, the Trustees received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement.

Representatives from Gotham attended the Meeting both in person and via teleconference. The representatives from Gotham discussed the firm’s history, performance and investment strategies in connection with the proposed approval of the Agreement and answered questions from the Board.

The Trustees considered the investment performance information for the Funds and the Adviser. The Trustees reviewed performance information for the Funds as compared to their respective benchmark indices and Lipper categories for the year to date, one year, two year and since inception periods ended March 31, 2015, as applicable. The Trustees also received performance information for the Funds for the one year and since inception periods ended April 30, 2015, as applicable, as compared to their respective benchmark indices and other private funds managed by the Adviser in a

GOTHAM FUNDS

Other Information

(Unaudited)

similar manner. They concluded that the performance of each of the Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Adviser provided information regarding its advisory fees and an analysis of these fees in relation to the services provided or proposed to be provided to the Funds and any other ancillary benefits resulting from the Adviser’s relationship with the Funds. For each Fund, the Trustees also reviewed information regarding the fees the Adviser charges to other clients and evaluated explanations provided by the Adviser as to differences in fees charged to the Funds and other similarly managed accounts. The Trustees also discussed the limitations of the comparative expense information of the Funds, given the potential varying nature, extent and quality of the services provided by the advisers of other portfolios included in the Funds’ respective Lipper categories. The Trustees reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies to those of the Funds. The Trustees concluded that the advisory fees and services provided by the Adviser are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

With respect to comparative performance information and advisory fees and expenses, the Board considered, among other data, the specific factors set forth below with respect to the Funds:

Absolute Fund. With respect to advisory fees and expenses, the Trustees noted that the gross advisory fee and net total expense ratio for the Fund’s Institutional Class shares were each higher than the gross advisory fee and net total expense ratio of the median of funds in the Lipper Absolute Return Fund category. With respect to performance, the Trustees noted that the Absolute Fund underperformed the HFRX Equity Hedge Index and the median of the Lipper Absolute Return Fund category for the year to date period ended March 31, 2015, and outperformed for the one year, two year and since inception periods. The Trustees also noted that the Fund outperformed a private fund managed by the Adviser in a comparable manner for the year ended April 30, 2015.

Enhanced Fund. With respect to advisory fees and expenses, the Trustees noted that the gross advisory fee and net total expense ratio for the Fund’s Institutional Class shares were each higher than the gross advisory fee and net total expense ratio of the median of funds with a similar share class in the Lipper Alternative Long/Short Equity Fund category. With respect to performance, the Trustees noted that the Enhanced Fund underperformed the S&P 500 Daily Reinvestment Index for the year to date and one year periods ended March 31, 2015 and outperformed for the since inception period. The Trustees also noted that the Fund underperformed the Lipper Alternative Long/Short Equity Fund category for the year to date period ended March 31, 2015, and outperformed for the one year and since inception periods. The Trustees also noted that the Fund slightly underperformed a private fund managed by the Adviser in a comparable manner for the year ended April 30, 2015.

Neutral Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Fund’s Institutional Class shares were each higher than the gross advisory fee and net total expense ratio of the median of funds with a similar share class in the Lipper Alternative Equity Market-Neutral Fund category. With respect to performance, the Trustees noted that the Neutral Fund outperformed the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market-Neutral Fund category for the year to date, one year and since inception periods ended March 31, 2015. The Trustees also noted that the Fund slightly underperformed a private fund managed by the Adviser in a comparable manner for year ended April 30, 2015.

The Trustees then considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account Gotham’s compliance policies and procedures and reports regarding the Adviser’s compliance operations from the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

of other accounts, on the other. The Trustees reviewed the services provided or to be provided to each Fund by the Adviser and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the continued receipt of those services. They also concluded that the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract and retain qualified personnel.

The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Funds, as well as the Adviser’s profitability. The Trustees considered any direct or indirect revenues which would be received by the Adviser. The Trustees noted that the level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that Gotham’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. Based on the information provided, the Trustees concluded that the Adviser’s advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the current size and projected growth of the Funds.

In considering the reasonableness of the management and investment advisory fee rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted the Adviser’s representation that none of the Funds have reached an asset size at which economies of scale would traditionally be considered to exist, and the Adviser’s belief that breakpoints are not appropriate at this time. The Board further noted the Adviser’s representation that the nature of the Funds’ long-short investment strategies were such that future capacity was constrained based on the Adviser’s ability to implement the strategy above certain asset levels, and as such a Fund’s ability to achieve future economies of scale were limited relative to more traditional asset classes. Based on the foregoing information, the Board concluded that economies of scale did not yet exist for the Funds and therefore it was not yet necessary to consider whether the fee structure of the Funds provided an adequate mechanism for sharing the benefit of any such economies.

In voting to approve the continuation of the Agreement with respect to each Fund, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Agreement would be in the best interest of each Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement with respect to each Fund for an additional one year period.

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at 1-877-974-6852.

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Board” or the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”) within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (877) 974-6852.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	36	Optimum Fund Trust (registered investment company) (6 Portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	36	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	36	Copeland Trust (registered investment company) (2 portfolios). Context Capital Funds (registered investment company) (1 portfolio).

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	36	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.	Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

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Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes adopted on June 23, 2015, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has determined that Robert J. Christian and Iqbal Mansur, members of the Audit Committee of the Board of Trustees, are "audit committee financial experts" as such term is defined by Item 3 of Form N-CSR. Messrs. Christian and Mansur are also considered "independent" within the meaning set forth under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $157,000 for the fiscal year ending September 30, 2015, $95,250 for the fiscal year ending April 30, 2015, and $66,940 for the fiscal year ending April 30, 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending September 30, 2015, $0 for the fiscal year ending April 30, 2015, and $0 for the fiscal year ending April 30, 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for the fiscal year ending September 30, 2015, $0 for the fiscal year ending April 30, 2015, and $0 for the fiscal year ending April 30, 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending September 30, 2015, $0 for the fiscal year ending April 30, 2015, and $0 for the fiscal year ending April 30, 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for the fiscal year ending September 30, 2015, $0 for the fiscal year ending April 30, 2015, and $0 for the fiscal year ending April 30, 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	12/02/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date	12/02/2015

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and
Chief Financial Officer
(principal financial officer)

Date	12/02/2015

* Print the name and title of each signing officer under his or her signature.